                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653
            GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS
                              GROUP VARIABLE LIFE

This Prospectus provides important information about a group and individual flexible premium variable life insurance contract offered by First Allmerica Financial Life Insurance Company. (Individual policies or certificates under a group contract are collectively referred to as Certificates). Certificates are available to eligible applicants who are members of a non-qualified benefit plan generally having a minimum of five or more members, depending on the group, and who are Age 85 years old and under. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

The Certificates are funded through the Group VEL Account, a separate investment account of the Company that is referred to as the Separate Account and through the Fixed Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds:

ALLMERICA INVESTMENT TRUST                 FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
AIT Core Equity Fund                       Fidelity VIP II Contrafund-Registered
AIT Government Bond Fund                   Trademark- Portfolio
AIT Money Market Fund
AIT Select Aggressive Growth Fund          GOLDMAN SACHS VARIABLE INSURANCE TRUST
AIT Select Capital Appreciation Fund       Goldman Sachs VIT Capital Growth Fund
AIT Select Emerging Markets Fund           Goldman Sachs VIT CORE-SM- Large Cap Growth
AIT Select Growth and Income Fund          Fund
AIT Select Growth Fund                     Goldman Sachs VIT CORE-SM- Small Cap
AIT Select International Equity Fund       Equity Fund
AIT Select Investment Grade Income Fund
AIT Select Strategic Growth Fund           J.P. MORGAN SERIES TRUST II
AIT Select Strategic Income Fund           J.P. Morgan Small Company Portfolio
AIT Select Value Opportunity Fund          JANUS ASPEN SERIES (SERVICE SHARES)
CREDIT SUISSE WARBURG PINCUS TRUST         Janus Aspen Aggressive Growth Portfolio
Credit Suisse Warburg Pincus Global Post-
Venture Capital Portfolio                  PIMCO VARIABLE INSURANCE TRUST
Credit Suisse Warburg Pincus Small         PIMCO Total Return Bond Portfolio II
Company Growth Portfolio                   T. ROWE PRICE INTERNATIONAL SERIES, INC.
DEUTSCHE ASSET MANAGEMENT VIT FUNDS        T. Rowe Price International Stock Portfolio
Deutsche VIT Equity 500 Index
Deutsche VIT Small Cap Index Fund          THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FIDELITY VARIABLE INSURANCE PRODUCTS FUND  UIF Technology Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio

THE CERTIFICATES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE CERTIFICATE.

WE OFFER A VARIETY OF VARIABLE LIFE POLICIES. THEY MAY OFFER FEATURES INCLUDING INVESTMENT OPTIONS, FEES AND/OR CHARGES THAT ARE DIFFERENT FROM THOSE IN THE POLICIES OFFERED BY THIS PROSPECTUS. THE POLICIES MAY BE OFFERED THROUGH DIFFERENT DISTRIBUTORS. UPON REQUEST, YOUR FINANCIAL REPRESENTATIVE CAN SHOW YOU INFORMATION REGARDING OTHER LIFE POLICIES OFFERED BY THE COMPANY. YOU CAN ALSO CONTACT US DIRECTLY TO FIND OUT MORE ABOUT THESE LIFE POLICIES.

THIS LIFE CERTIFICATE IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

                        CORRESPONDENCE MAY BE MAILED TO:
                        ALLMERICA LIFE
                        P.O. BOX 8179
                        BOSTON, MA 02266-8179
                        PROSPECTUS DATED JULY 17, 2001

                               TABLE OF CONTENTS

SPECIAL TERMS...............................................       3
SUMMARY OF FEES AND CHARGES.................................       6
SUMMARY OF CERTIFICATE FEATURES.............................      11
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE
 UNDERLYING FUNDS...........................................      17
INVESTMENT OBJECTIVES AND POLICIES..........................      20
VOTING RIGHTS...............................................      23
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........      23
THE CERTIFICATE.............................................      24
  Enrollment Form for a Certificate.........................      24
  Free-Look Period..........................................      25
  Conversion Privileges.....................................      25
  Premium Payments..........................................      25
  Allocation of Net Premiums................................      26
  Transfer Privilege........................................      27
  Election of Death Benefit Options.........................      28
  Guideline Premium Test and Cash Value Accumulation Test...      28
  Death Proceeds............................................      29
  Change in Death Benefit Option............................      30
  Change in Face Amount.....................................      31
  Certificate Value and Surrender Value.....................      32
  Payment Options...........................................      33
  Optional Insurance Benefits...............................      33
  Surrender.................................................      33
  Partial Withdrawal........................................      33
CHARGES AND DEDUCTIONS......................................      34
  Premium Expense Charge....................................      35
  Monthly Deduction from Certificate Value..................      35
  Charges Reflected in the Assets of the Separate Account...      38
  Transaction Charge on Partial Withdrawal..................      38
  Transfer Charges..........................................      39
  Other Administrative Charges..............................      39
CERTIFICATE LOANS...........................................      39
CERTIFICATE TERMINATION AND REINSTATEMENT...................      40
OTHER CERTIFICATE PROVISIONS................................      41
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............      43
DISTRIBUTION................................................      44
REPORTS.....................................................      44
LEGAL PROCEEDINGS...........................................      44
FURTHER INFORMATION.........................................      45
FEDERAL TAX CONSIDERATIONS..................................      45
  The Company and the Separate Account......................      45
  Taxation of the Certificates..............................      45
  Certificate Loans.........................................      46
  Modified Endowment Contracts..............................      46
MORE INFORMATION ABOUT THE FIXED ACCOUNT....................      47
INDEPENDENT ACCOUNTANTS.....................................      48
FINANCIAL STATEMENTS........................................      48
APPENDIX A -- OPTIONAL BENEFITS.............................     A-1
APPENDIX B -- PAYMENT OPTIONS...............................     B-1
APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, CERTIFICATE
 VALUES AND ACCUMULATED PREMIUMS............................     C-1
APPENDIX D -- MONTHLY EXPENSE CHARGE TABLE..................     D-1
APPENDIX E -- PERFORMANCE INFORMATION.......................     E-1
FINANCIAL STATEMENTS........................................   FIN-1

                                 SPECIAL TERMS

AGE: The Insured's age as of the last birthday measured from a Certificate anniversary.

ALLMERICA FINANCIAL: Allmerica Financial Life Insurance and Annuity Company.

BENEFICIARY: The person(s) designated by the owner of the Certificate to receive the insurance proceeds upon the death of the Insured.

CERTIFICATE CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option.

CERTIFICATE OWNER: The persons or entity entitled to exercise the rights and privileges under the certificate.

CERTIFICATE VALUE: The total amount available for investment under a Certificate at any time. It is equal to the sum of (a) the value of the Units credited to a Certificate in the Sub-Accounts, and (b) the accumulation in the Fixed Account credited to that Certificate.

DATE OF ISSUE: The date set forth in the Certificate used to determine the Monthly Processing Date, Certificate months, Certificate years, and Certificate anniversaries.

DEATH BENEFIT: The amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for any Outstanding Loan at the time of the Insured's death, and partial withdrawals, if any, and any due and unpaid Monthly Deductions. The amount of the Death Benefit will depend on the Death Benefit Option chosen, but will always be at least equal to the Face Amount.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Death Benefit Option, less any Outstanding Loan at the time of the Insured's death, partial withdrawals, if any, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate.

DELIVERY RECEIPT: An acknowledgment, signed by the Certificate Owner and returned to the Principal Office, that the Certificate Owner has received the Certificate and the Notice of Withdrawal Rights.

ENROLLMENT FORM OR APPLICATION: The form that is completed and signed by the Owner and employee, if applicable, when applying for insurance coverage.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Underwriting Class.

FACE AMOUNT: The total amount of insurance coverage applied for, including the base amount of insurance coverage ("Base Amount") and the benefit provided under the Insured Term Rider, if any. The Face Amount of each Certificate is set forth in the specifications pages of the Certificate.

FINAL PREMIUM PAYMENT DATE: The Certificate anniversary nearest the Insured's 100th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Certificate. The Net Death Benefit may be different before and after the Final Payment Date. See DEATH PROCEEDS.

FIRST ALLMERICA: First Allmerica Financial Life Insurance Company. "We," "our," "us," and "the Company" refer to First Allmerica Financial Life Insurance Company in this Prospectus.

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FIXED ACCOUNT: The Fixed Account is an investment option that is funded by the
Company's general account. The general account includes all of the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date for the specified Death Benefit, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Age Last Birthday), Smoker or Non-Smoker, Male, Female, Unisex (Table B), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Certificate and any Certificate riders.

GUIDELINE MINIMUM DEATH BENEFIT: The Guideline Minimum Death Benefit required to qualify the Certificate as "life insurance" under federal tax laws. The Guideline Minimum Death Benefit varies by Age. It is calculated by multiplying the Certificate Value by a percentage determined by the Insured's Age. The percentage factor is a percentage that, when multiplied by the Certificate Value, determines the Guideline Minimum death benefit required under federal tax laws. If Option 3 is in effect, the percentage factor is based on the Insured's attained age, sex, risk classification, as set forth in the Certificate. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM DEATH BENEFIT TABLE IN DEATH PROCEEDS -- "GUIDELINE MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2."

INSURANCE AMOUNT AT RISK: The Death Benefit less the Certificate Value.

ISSUANCE: The date the Company mails the Certificate if the enrollment form is approved with no changes requiring your consent; otherwise, the date the Company receives your written consent to any changes.

LOAN VALUE: The maximum amount that may be borrowed under the Certificate.

MONTHLY DEDUCTION: Charges deducted monthly from the Certificate Value prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by rider, the monthly Certificate administrative charge, the monthly expense charge, the monthly Separate Account administrative charge and the monthly mortality and expense risk charge.

MONTHLY PROCESSING DATE: The date on which the Monthly Deduction is deducted from Certificate Value.

NET PREMIUM: An amount equal to the premium less any premium expense charge.

OUTSTANDING LOAN: All unpaid Certificate loans plus interest due or accrued on such loans.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Certificate Value will be allocated. If you do not, the Company will allocate the deduction or Certificate Value among the Fixed Account and the Sub-Accounts, in the same proportion that the Certificate Value in the Fixed Account and the Certificate Value in each Sub-Account bear to the total unloaned Certificate Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A subdivision of the Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Underlying Fund.

SURRENDER CHARGE: There is no surrender charge.

SURRENDER VALUE: The amount payable upon a full surrender of the Certificate. It is the Certificate Value, less any Outstanding Loan.

UNDERLYING FUND ("FUNDS"): The Funds of the Allmerica Investment Trust ("AIT"), the Portfolios of Credit Suisse Warburg Pincus Trust ("Credit Suisse Warburg"), the Funds of Deutsche Asset Management VIT Funds ("Deutsche VIT"), the Portfolios of Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), the Funds of Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT"), the Portfolio of Janus Aspen Series ("Janus Aspen"), J.P. Morgan Series Trust II ("J.P. Morgan"), PIMCO Variable Insurance Trust ("PIMCO"), T. Rowe Price International
Series, Inc. ("T. Rowe Price"), and The Universal Institutional Funds, Inc. ("UIF"), are available under the Certificates.

UNDERWRITING CLASS: The risk classification that the Company assigns the Insured based on the information in the enrollment form and any other Evidence of Insurability considered by the Company. The Insured's Underwriting Class will affect the cost of insurance charge, the monthly expense charge, and the amount of premium required to keep the Certificate in force.

UNIT: A measure of your interest in a Sub-Account.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Certificate is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

WRITTEN REQUEST: A request by the Certificate Owner, in writing, satisfactory to the Company.

YOU OR YOUR: The Certificate Owner, as shown in the enrollment form or the latest change filed with the Company.

                          SUMMARY OF FEES AND CHARGES

PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company, to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes, and for sales expenses related to the Certificates. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The Federal DAC tax deduction may range from zero up to 2% (up to 4% for certain COLI policies) of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%.

For more information, see CHARGES AND DEDUCTIONS -- "Premium Expense Charge."

MONTHLY DEDUCTION FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Certificate Value. The Monthly Deduction includes the following charges:

    - The cost of insurance. The amount charged for the cost of insurance will vary with the age and underwriting class of the Insured. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

    - Certificate administrative expenses. The charge may be up to $10 monthly, depending on the group to which the Policy is issued.

    - For the first five Certificate years, a monthly expense charge to reimburse the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the Insured's Age and underwriting class for each $1,000 of the Certificate's Base Amount on the Date of Issue. For more information, see APPENDIX D -- MONTHLY EXPENSE CHARGE TABLE.

    - Separate Account administrative expenses. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued.

    - Mortality and expense risks. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account.

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the Monthly Expense Charge, the mortality and expense risk charge, and any charge for the cost of additional benefits provided by rider will be deducted. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Separate Account administrative charge and the mortality and expense risk charge are assessed against Certificate Value in each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the unpaid balance will be totaled and the Company will make a Pro-Rata Allocation.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. After the Final Premium Payment Date, a deduction for mortality and expense risk charges will continue to be assessed monthly. No other Monthly Deductions will be made on or after the Final Premium Payment Date. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

TRANSACTION CHARGES

Each of the charges listed below is designed to reimburse the Company for administrative costs incurred in the applicable transaction.

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS
A transaction charge, which is up to the smaller of $25 or 2% of the amount withdrawn, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. See CHARGES AND
DEDUCTIONS -- "Transaction Charge on Partial Withdrawal." The transaction fee applies to all partial withdrawals.

TRANSFER CHARGE
The first twelve transfers of Certificate Value in a Certificate year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. This charge may be increased, but is guaranteed not to exceed $25. See THE CERTIFICATE -- "Transfer Privilege" and CHARGES AND DEDUCTIONS -- "Transfer Charges."

OTHER ADMINISTRATIVE CHARGES -- The Company reserves the right to impose a charge (not to exceed $25) for the administrative costs associated with changing the Net Premium allocation instructions, for changes in face amount, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See CHARGES AND DEDUCTIONS -- "Other Administrative Charges."

OPTIONAL RIDER CHARGES -- Additional insurance benefits may be made available under certain optional insurance riders for an additional charge. See APPENDIX A -- OPTIONAL BENEFITS.

CHARGES OF THE UNDERLYING FUNDS

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Investment Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 2000.

                                                                             OTHER EXPENSES           TOTAL
                                               MANAGEMENT FEE                  (AFTER ANY         FUND EXPENSES
                                                 (AFTER ANY        12-B-1       WAIVERS/       (AFTER ANY WAIVERS/
UNDERLYING FUND                              VOLUNTARY WAIVERS)    FEES+     REIMBURSEMENTS)     REIMBURSEMENTS)
---------------                              ------------------   --------   ---------------   -------------------
AIT Core Equity Fund*......................         0.52%          0.00%           0.05%        0.57%(1)(2)
AIT Government Bond Fund...................         0.50%          0.00%           0.11%        0.61%(1)
AIT Money Market Fund*.....................         0.31%          0.00%           0.05%        0.36%(1)
AIT Select Aggressive Growth Fund..........         0.78%          0.00%           0.05%        0.83%(1)(2)
AIT Select Capital Appreciation Fund.......         0.87%          0.00%           0.07%        0.94%(1)(2)
AIT Select Emerging Markets Fund...........         1.35%          0.00%           0.54%        1.89%(1)(2)
AIT Select Growth and Income Fund..........         0.67%          0.00%           0.06%        0.73%(1)
AIT Select Growth Fund.....................         0.76%          0.00%           0.05%        0.81%(1)(2)
AIT Select International Equity Fund.......         0.88%          0.00%           0.11%        0.99%(1)(2)
AIT Select Investment Grade Income Fund....         0.42%          0.00%           0.07%        0.49%(1)
AIT Select Strategic Growth Fund...........         0.85%          0.00%           0.30%        1.15%(1)(2)
AIT Select Strategic Income Fund**.........         0.60%          0.00%           0.17%        0.77%(1)
AIT Select Value Opportunity Fund..........         0.88%          0.00%           0.06%        0.94%(1)(2)
Credit Suisse Warburg Pincus Global
 Post-Venture Capital Portfolio............         1.14%          0.00%           0.28%        1.42%(3)(4)
Credit Suisse Warburg Pincus Small Company
 Growth Portfolio..........................         0.90%          0.00%           0.23%        1.13%(3)(4)
Deutsche VIT Equity 500 Index..............         0.20%          0.00%           0.10%        0.30%(5)
Deutsche VIT Small Cap Index...............         0.35%          0.00%           0.10%        0.45%(5)
Fidelity VIP Equity-Income Portfolio.......         0.48%          0.00%           0.08%        0.56%(6)
Fidelity VIP Growth Portfolio..............         0.57%          0.00%           0.08%        0.65%(6)
Fidelity VIP High Income Portfolio.........         0.58%          0.00%           0.10%        0.68%(6)
Fidelity VIP Overseas Portfolio............         0.72%          0.00%           0.17%        0.89%(6)
Fidelity VIP II
 Contrafund-Registered Trademark-
 Portfolio.................................         0.57%          0.00%           0.09%        0.66%(6)
Goldman Sachs VIT Capital Growth Fund......         0.75%          0.00%           0.25%        1.00%(7)
Goldman Sachs VIT CORE(SM) Large Cap Growth
 Fund......................................         0.70%          0.00%           0.20%        0.90%(7)(8)
Goldman Sachs VIT CORE(SM) Small Cap Equity
 Fund......................................         0.75%          0.00%           0.25%        1.00%(7)(8)
J.P. Morgan Small Company Portfolio........         0.60%          0.00%           0.55%        1.15%(9)
Janus Aspen Aggressive Growth Portfolio
 (Service Shares)..........................         0.65%          0.25%           0.02%        0.92%(10)
PIMCO Total Return Bond Portfolio II.......         0.25%          0.15%           0.25%        0.65%(11 )
T. Rowe Price International Stock
 Portfolio.................................         1.05%          0.00%           0.00%        1.05%(12 )
UIF Technology Portfolio...................         0.59%          0.00%           0.56%        1.15%(13 )

+ The Company may receive service fees or 12b-1 fees from the Underlying Funds in return for providing certain services. In addition, the Company may receive fees from the investment advisers or other service providers for providing such services.

* Effective October 1, 2000, the management fee rates for the AIT Core Equity Fund and AIT Money Market Fund were revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to reflect current revised fee rates.

** This portfolio commenced operations on July 3, 2000. "Other Expenses" are based upon estimated amounts for the current fiscal year.

(1) Through December 31, 2001, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and 0.60% for AIT Money Market Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2000.

In addition, through December 31, 2001, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.

Through December 31, 2001, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.

The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

(2) These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 0.52% for AIT Core Equity Fund, 0.81% for AIT Select Aggressive Growth Fund, 0.93% for AIT Select Capital Appreciation Fund, 1.84% for AIT Select Emerging Markets Fund, 0.80% for AIT Select Growth Fund, 0.98% for AIT Select International Equity Fund, 1.10% for AIT Select Strategic Growth Fund, and 0.87% for AIT Select Value Opportunity Fund.

(3) Absent the waiver of fees and reimbursement of expenses by the Portfolio's investment adviser and/or co-administrator for the Credit Suisse Warburg Pincus Global Post-Venture Capital Portfolio and Credit Suisse Warburg Pincus Small Company Growth Portfolio, respectively, the Investment Management Fee would have equaled 1.25% and 0.90%; Other Expenses would have equaled 0.28% and 0.23%; and Total Fund Annual Expenses, would have equaled 1.53%,and 1.13%, respectively, based on actual fees and expenses for the fiscal year ended December 31, 2000. Fee waivers and expense reimbursements or credits may be discontinued at any time.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Portfolios' net expense ratio by 0.02% for each of the Portfolios' year ended December 31, 2000. The Portfolios' operating expense ratio after reflecting these arrangements was 1.40% for the Credit Suisse Warburg Pincus Global Post Venture Capital Portfolio and 1.11% for the Credit Suisse Small Company Growth Portfolio.

(5) The investment advisor of Deutsche VIT Equity 500 Index Fund and Deutsche VIT Small Cap Index Fund has voluntarily agreed to waive its fee and to reimburse the Fund for certain expenses resulting in a reduction of total expenses. Absent any waiver or reimbursement, the Total Fund Expenses would have been 0.34% and 0.69% for Deutsche VIT Equity 500 Index Fund and Deutsche VIT Small Cap Index Fund, respectively, for the year ended December 31, 2000. The waiver is voluntary, and may be terminated at any time.

(6) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Reimbursement arrangements may be discontinued at any time.

(7) Goldman Sachs Asset Management has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation and other extraordinary expenses) to the extent such expenses exceed the percentages stated in the above table (as calculated per annum) of each Fund's respective average daily net assets. Without any such limitation or reduction, the Other Expenses would have been 1.55% for the Goldman Sachs VIT CORE-SM- Small Cap Equity Fund, 1.84% for the Goldman Sachs VIT Capital Growth Fund and 1.23% for the Goldman Sachs VIT CORE-SM- Large Cap Growth Fund. The Investment Adviser may discontinue or modify any limitations in the future at its discretion.

(8) CORE-SM- is a service mark of Goldman, Sachs & Co.

(9) These fees reflect an agreement by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the portfolio, to the extent certain expenses exceed 1.15% of the portfolio's average daily net assets during fiscal year 2001. Had there been no fee waiver and expense reimbursements, Other Expenses and Total Fund Expenses would have been 0.72% and 1.32%.

(10) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Janus Aspen Aggressive Growth Portfolio. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least until the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.

(11) Other Expenses reflect a 0.25% Administration Fee.

(12) Management fees include operating expenses.

(13) Morgan Stanley Asset Management ("MSAM") has voluntarily agreed to waive its management fees and to reimburse the UIF Technology Portfolio if processing of such fees would cause the total annual operating expenses of the portfolio to exceed 1.15% for the UIF Technology Portfolio of average daily net assets. This fee waiver and reimbursement are voluntary and may be terminated at any time without notice. Without the reimbursement, Total Fund Expenses would have been 1.36% for the UIF Technology Portfolio in 2000.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

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                        SUMMARY OF CERTIFICATE FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Certificate. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Certificate, together with its attached application, constitutes the entire agreement between you and the Company.

Within limits, you may choose the amount of initial premium desired and the initial Death Benefit. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Certificate's Surrender Value, or the Certificate may be fully surrendered at any time, subject to certain limitations.

There is no guaranteed minimum Certificate Value. The value of a Certificate will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the Fixed Account. The Certificate Value will also be adjusted for other factors, including the amount of charges imposed. The Certificate will remain in effect so long as the Certificate Value less any Outstanding Loan is sufficient to pay certain monthly charges imposed in connection with the Certificate. The Certificate Value may decrease to the point where the Certificate will lapse and provide no further death benefit without additional premium payments.

You may choose among three Death Benefit Options. See THE CERTIFICATE -- "Election of Death Benefit Options" and "Guideline Premium Test and Cash Value Accumulation Test." If the Certificate is in effect at the death of the Insured, the Company will pay a Death Benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Death Benefit, less any Outstanding Loan, partial withdrawals, and any due and unpaid charges. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. A Minimum Death Benefit, equivalent to a percentage of the Certificate Value, will apply if greater than the Death Benefit otherwise payable.

In certain circumstances, a Certificate may be considered a "modified endowment contract." Under the Internal Revenue Code ("Code"), any Certificate loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

THE CERTIFICATE

The Certificate allows you, subject to certain limitations, to make premium payments in any amount and frequency. As long as the Certificate remains in force, it will provide for:

    - life insurance coverage on the named Insured;

    - Certificate Value;

    - surrender rights and partial withdrawal rights;

    - loan privileges; and

    - in some cases, additional insurance benefits available by rider.

The Certificates provide Death Benefits, Certificate Values, and other features traditionally associated with life insurance policies. The Certificates are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Certificate Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. They are

"flexible premium" Certificates, because, unlike traditional insurance policies, there is no fixed schedule for premium payments. However, you may be required to provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Amount at Risk (the Death Benefit less the Certificate Value). See THE CERTIFICATE -- "Premium Payments." Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Certificate to lapse, nor will making the planned premium payments guarantee that a Certificate will remain in force. Thus, you may, but are not required to, pay additional premiums. The Company may limit the maximum payment received in any certificate year, but in no event will the limit be less than the maximum Level Premium shown in the Certificate.

The Certificate will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you. See CERTIFICATE TERMINATION AND REINSTATEMENT.

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment under a Certificate at any time. It is the sum of the value of all Units in the Sub-Accounts of the Separate Account and all accumulations in the Fixed Account of the Company credited to the Certificate. The Certificate Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Certificate, interest credited to accumulations in the Fixed Account, investment performance of the Sub-Accounts to which Certificate Value has been allocated, and partial withdrawals. The Certificate Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Separate Account. The Company does not guarantee a minimum Certificate Value.

The Surrender Value will be the Certificate Value, less any Outstanding Loan. The Surrender Value is relevant, for example, in the computation of the amounts available upon partial withdrawals, Certificate loans or surrender.

ALLOCATION OF NET PREMIUMS

Net Premiums are the premiums paid less any premium expense charge. The Certificate, together with its attached enrollment form, constitutes the entire agreement between you and the Company. Net Premiums may be allocated to one or more Sub-Accounts of the Separate Account, to the Fixed Account, or to any combination of accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than 20 Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE CERTIFICATE -- "Allocation of Net Premiums."

CERTIFICATE ISSUANCE

At the time of enrollment, the Owner and Insured, if applicable, will complete an enrollment form. Upon payment of the initial premium, temporary insurance will be provided. If any premiums are paid prior to the issuance of the Certificate, such premiums will be held in the Fixed Account. If your enrollment form is approved and the Certificate is issued and accepted, the initial premiums held in the Fixed Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. If a Certificate is not issued and accepted, the initial premiums will be returned to you without interest.

Premiums allocated to the Fixed Account will earn a fixed rate of interest. Net Premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE FIXED ACCOUNT.

If your Certificate provides for a full refund of the initial payment under its "Right to Examine Certificate" provision (as may be required in your state), upon issuance all Certificate Value in the Fixed Account that you initially designated to go to the Separate Account will be transferred to the Sub-Account investing in the AIT Money Market Fund. All Certificate Value will be allocated as you have chosen not later than the expiration of the period during which you may exercise the "Right to Examine Certificate" provision. See THE
CERTIFICATE -- "Enrollment Form for a Certificate" and "Free-Look Period."

FREE-LOOK PERIOD

The Certificate provides for an initial Free-Look Period. You may cancel the Certificate by returning it to us or to one of our representatives within 10 days (or such later date as required in your state) after you receive the Certificate. If your Certificate was purchased in New York as a replacement for an existing policy, you have the right to cancel for up to 60 days after your receive the Certificate. After an increase in the Face Amount, a right to cancel the increase also applies. When you return the Certificate, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank. If your Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in you state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate, or by the Underlying Funds for taxes, charges or fees.

If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account." For more information, see THE CERTIFICATE -- "Free-Look Period."

CONVERSION PRIVILEGES

During the first 24 Certificate months after the Date of Issue, subject to certain restrictions, you may convert the Certificate to a flexible premium fixed adjustable life insurance Certificate by simultaneously transferring all accumulated value in the Sub-Accounts to the Fixed Account and instructing the Company to allocate all future premiums to the Fixed Account. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new Certificate will have the same face amount, issue Age, Date of Issue, and risk classifications as the original Certificate. See THE CERTIFICATE -- "Conversion Privileges."

PARTIAL WITHDRAWAL

After the first Certificate year, you may make partial withdrawals in a minimum amount of $500 from the Certificate Value. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000. A transaction charge will be assessed to reimburse the Company for the cost of processing each partial withdrawal. See THE CERTIFICATE -- "Partial Withdrawal" and CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

LOAN PRIVILEGE

You may borrow against the Certificate Value. The total amount you may borrow is the Loan Value. The Loan Value is 90% of an amount equal to Certificate Value.

Certificate loans will be allocated among the Fixed Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Certificate Value equal to the Certificate loan will be transferred from the appropriate Sub-Accounts to the Fixed Account, and will earn monthly interest at an effective annual rate of not less than 4%. Therefore, a Certificate loan may have a permanent impact on the Certificate Value even though it is eventually repaid. Although the loan amount is a part of the Certificate Value, the Death Proceeds will be reduced by the amount of any Outstanding Loan at the time of death.

The Company will charge interest on Certificate loans at a fixed rate that is guaranteed not to be greater than 5.5% per year, due and payable in arrears at the end of each Certificate year. If interest is not paid when due, it will be added to the loan balance. Certificate loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of any Outstanding Loan by you will be allocated to the Fixed Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See CERTIFICATE LOANS.

PREFERRED LOAN OPTION
If approved in your state, a preferred loan option is automatically available under the Certificates. It may be revoked by you upon written request at any time. If this option is available, after the tenth certificate anniversary Certificate Value in the Fixed Account equal to the loan amount will be credited with interest at an effective annual yield of not less than 4%. Preferred loans currently are charged interest at a fixed rate guaranteed not to be greater than 4.5%.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Certificate. See FEDERAL TAX CONSIDERATIONS -- "Certificate Loans." Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

CERTIFICATE LAPSE AND REINSTATEMENT

Failure to make premium payments will not cause a Certificate to lapse unless:
(a) the Certificate Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or (b) Outstanding Loan exceeds the Certificate Value. A 62-day grace period applies to each situation. Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium), the Certificate may be reinstated at any time within three years after the expiration of the grace period and prior to the Final Premium Payment Date. See CERTIFICATE TERMINATION AND REINSTATEMENT.

DEATH PROCEEDS

The Certificate provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. The Death Proceeds under the Certificate may be received in a lump sum or under one of the Payment Options the Company offers. See APPENDIX B -- PAYMENT OPTIONS.

Three Death Benefit Options are available. Under Option 1 and Option 3, the Death Benefit is the greater of the Face Amount or the applicable Minimum Death Benefit. Under Option 2, the Death Benefit is the greater of the Face Amount plus the Certificate Value or the Minimum Death Benefit. The Minimum Death Benefit is equivalent to a percentage (determined each month based on the Insured's Age) of the Certificate Value. See THE CERTIFICATE -- "Election of Death Benefit Options" and "Guideline Premium Test and Cash Value Accumulation Test."

Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Death Benefit, reduced by any Outstanding Loan, partial withdrawals, and any Monthly Deductions due and not yet deducted through the Certificate month in which the Insured dies. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See THE CERTIFICATE -- "Death Proceeds."

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FLEXIBILITY TO ADJUST DEATH BENEFIT

Subject to certain limitations, you may adjust the Death Benefit (and thus the Death Proceeds), at any time prior to the Final Premium Payment Date by increasing or decreasing the Face Amount of the Certificate. Any change in the Face Amount will affect the monthly cost of insurance charges. See THE CERTIFICATE -- "Change in Face Amount."

The minimum increase in the Face Amount will vary by group, but will in no event exceed $10,000. Any increase may also require additional Evidence of Insurability. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE CERTIFICATE -- "Free-Look Period" and "Conversion Privileges."

You may, depending on the group to which the Policy is issued, have the flexibility to add additional insurance benefits by rider. These may include the Insured Term Rider. See APPENDIX A -- OPTIONAL BENEFITS.

The cost of these optional insurance benefits, if any, will be deducted from the Certificate Value as part of the Monthly Deduction. See CHARGES AND
DEDUCTIONS --- "Monthly Deduction from Certificate Value."

INVESTMENT OPTIONS

The Certificates permit Net Premiums to be allocated either to the Fixed Account or to the Separate Account. Currently, the Policyholder may select up to 23 Sub-Accounts (the 13 Sub-Accounts investing in the Underlying Funds of AIT plus up to 10 other Sub-Accounts) of the 30 that are available under the Policy. A Certificates Owner may have allocations in up to 20 Sub-Accounts at one time.

Each Sub-Account invests exclusively in a corresponding Underlying Fund of one of the following:

    - Allmerica Investment Trust ("AIT") managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS").

    - Credit Suisse Warburg Pincus Trust managed by Credit Suisse Asset Management, LLC ("CSAM").

    - Deutsche Asset Management VIT Funds managed by Bankers Trust Company ("DeAM").

    - Fidelity Variable Insurance Products Fund ("Fidelity VIP") or the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management & Research Company ("FMR").

    - Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management ("GSAM").

    - J.P. Morgan Series Trust II managed by J.P. Morgan Investment Management Inc.

    - Janus Aspen Series managed by Janus Capital ("Janus Capital").

    - PIMCO Variable Insurance Trust managed by Pacific Investment Management Company LLC ("PIMCO").

    - T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by T. Rowe Price International, Inc. ("Price-International").

    - The Universal Institutional Funds, Inc. ("UIF"), managed by Morgan Stanley Asset Management ("MSAM").

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. The Certificates permit you to transfer Certificate Value among the available Sub-Accounts and between the Sub-Accounts and the Fixed Account, subject to certain limitations described under THE CERTIFICATE -- "Transfer Privilege." In some states, insurance regulations may restrict the availability of particular Underlying Funds. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

For more information, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS.

TAX TREATMENT

The Certificate is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on the Certificate Value withdrawn from the Certificate only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Certificate years, however, an "interest-first" rule applies to any distribution of cash that is required under Section 7702 of the Code because of a reduction in benefits under the Certificate. Death Proceeds under the Certificate are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Certificate Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Certificates."

The Certificate offered by this Prospectus may be considered a "modified endowment contract" if it fails a "seven-pay" test. A Certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the Certificate at any time during the first seven Certificate years, or within seven years of a material change in the Certificate, exceed the sum of the net level premiums that would have been paid, had the Certificate provided for paid-up future benefits after the payment of seven level annual premiums. If the Certificate is considered a modified endowment contract, all distributions (including Certificate loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

                            ------------------------

THIS SUMMARY IS INTENDED TO PROVIDE ONLY A VERY BRIEF OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE CERTIFICATE. THE PROSPECTUS AND THE CERTIFICATE PROVIDE FURTHER DETAIL. THE CERTIFICATE PROVIDES INSURANCE PROTECTION FOR THE NAMED BENEFICIARY. THE CERTIFICATE AND ITS ATTACHED APPLICATION OR ENROLLMENT FORM ARE THE ENTIRE AGREEMENT BETWEEN YOU AND THE COMPANY.

THE PURPOSE OF THE CERTIFICATE IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE.

NO CLAIM IS MADE THAT THE CERTIFICATE IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

               DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY

The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. As of December 31, 2000, the Company and its subsidiaries had over $24 billion in combined assets and over $34 billion of life insurance in force. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulations by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT

Our Board of Directors authorized the establishment of the Variable Account by vote on August 20,1991. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the Sub-Accounts.

The assets used to fund the variable portion of the Certificates are set aside in the Separate Account and are kept separate and apart from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Currently, the Policyholder may select up to 23 Sub-Accounts (the 13 Sub-Accounts investing in the Underlying Funds of AIT plus up to 10 other Sub-Accounts) of the 30 that are available under the Policy. The Certificate Owners may make allocations only to those selected Sub-Accounts over the life of the Policy. A Certificate Owner may have allocations in up to 20 Sub-Accounts at any one time.

Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio ("Underlying Fund") of the Allmerica Investment Trust, the Deutsche Asset Management VIT Funds, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Goldman Sachs Variable Insurance Trust, the Janus Aspen Series, the J.P. Morgan Series Trust II, the PIMCO Variable Insurance Trust, the T. Rowe Price International Series, Inc., The Universal Institutional Funds, Inc., or the Credit Suisse Warburg Pincus Trust.

THE UNDERLYING FUNDS

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "CHARGES OF THE UNDERLYING FUNDS" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.

ALLMERICA INVESTMENT TRUST
Allmerica Investment Trust ("AIT") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. The Trust was established as a Massachusetts business trust on October 11, 1984 for the purpose of providing a vehicle for the investment of assets of various separate accounts established by First Allmerica, the Company, or other insurance companies. Thirteen investment portfolios ("Funds") of AIT are available under the Certificates, each issuing a series of shares: AIT Core Equity Fund, AIT Government Bond Fund, AIT Money Market Fund, AIT Select Aggressive Growth Fund, AIT Select Capital Appreciation Fund, AIT Select Emerging Markets Fund, AIT Select Growth and Income Fund, AIT Select Growth Fund, AIT Select International Equity Fund, AIT Select Investment Grade Income Fund, AIT Select Strategic Growth Fund, AIT Select Strategic Income Fund and AIT Select Value Opportunity Fund.

Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. Under the Management Agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees. Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

CREDIT SUISSE WARBURG PINCUS TRUST
Credit Suisse Warburg Pincus Trust is an open-end, management investment company registered with the SEC. It was organized as a Massachusetts business trust on March 15, 1995. Two of its Portfolios are currently available under this
Certificate: Credit Suisse Warburg Pincus Global Post-Venture Capital Portfolio and Credit Suisse Warburg Pincus Small Company Growth Portfolio. Credit Suisse Asset Management, LLC ("CSAM") is the investment adviser of the Credit Suisse Warburg Pincus Trust. Abbott Capital Management, LLC ("Abbott") serves as sub-investment adviser for the Credit Suisse Warburg Pincus Global Post-Venture Capital Portfolio with respect to the Portfolio's investments in private-equity portfolios.

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
Deutsche Asset Management VIT Funds ("Deutsche VIT") is an open-end management investment company which is registered under the 1940 Act, as amended, and was organized as a Massachusetts business trust on January 19, 1996. Deutsche Asset Management (DeAM) is a broad-based global investment firm that provides asset management capabilities to a variety of institutional clients worldwide. DeAM presence in all of the major investment markets give our clients a truly global network and product range. DeAM manages U.S., international, emerging markets, fixed income and is a known leader in index strategies. Deutsche Asset Management, Inc. serves as investment adviser to the Deutsche VIT Equity 500 Index Fund and Deutsche VIT Small Cap Index Fund.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and is registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Certificates: the Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.

FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay a monthly management fee to

FMR for managing investments and business affairs. Various Fidelity companies perform certain activities required to operate VIP. The prospectus of Fidelity VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Fidelity Variable Insurance Products Fund"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the
Certificate: Fidelity VIP II Contrafund-Registered Trademark- Portfolio.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT") is an open-end, management investment company which was formed under the laws of the state of Delaware in 1997. Goldman Sachs Asset Management ("GSAM"), as a business trust of the Investment Management Division of Goldman, Sachs & Co., serves as investment adviser to the Goldman Sachs VIT CORE-SM- Small Cap Equity Fund, Goldman Sachs VIT Capital Growth Fund and the Goldman Sachs VIT CORE-SM- Large Cap Growth Fund.

J.P. MORGAN SERIES TRUST II
J.P. Morgan Series Trust II (the "Trust"), a Delaware Business Trust, is an open-end diversified management investment company established to provide for the investment of assets of separate accounts of life insurance companies and of qualified pension and retirement plans outside of the separate account context. J.P. Morgan Investment Management Inc. is the investment adviser for the J.P. Morgan Small Company Portfolio.

JANUS ASPEN SERIES
Janus Aspen Series ("Janus Aspen") is an open-end, management investment company registered with the SEC. It was organized as a Delaware Business trust on May 20, 1993. Janus Capital is the investment adviser of Janus Aspen. One of its investment portfolios is currently available under the Certificate: Janus Aspen Aggressive Growth Portfolio.

PIMCO VARIABLE INSURANCE TRUST
PIMCO Variable Insurance Trust (the "Trust"), a Delaware business trust, is an open-end management investment company established under a Trust Instrument dated October 3, 1997. Pacific Investment Management Company LLC ("PIMCO") is the investment adviser for the PIMCO Variable Insurance Trust and was organized in 1971. PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. One of its investment Portfolios is currently available under the Certificate: PIMCO Total Return Bond Portfolio II.

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by T. Rowe Price International, Inc. ("Price-International"), is an open-end, diversified management investment company organized in 1994 as a Maryland Corporation, and is registered with the SEC under the 1940 Act. Price-International, the investment manager, is the successor to Rowe Price-Fleming International, Inc., founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited. In 2000, Rowe Price-Fleming International became wholly owned by T. Rowe Price Associates, Inc. Price-International is one of the largest no-load international mutual fund asset managers, with approximately $32.7 billion (as of December 31, 2000) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires and Paris. One of its investment portfolios is available under the Policy: the T. Rowe Price International Stock Portfolio. An affiliate of Price-International,
T. Rowe Price Associates, Inc. serves as Sub-Adviser to the AIT Select Capital Appreciation Fund.

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THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
The Universal Institutional Funds, Inc. ("UIF") is an open-end, management investment company that was organized as a Maryland corporation on March 26, 1996. One of its investment portfolios is currently available under the
Certificate: UIF Technology Portfolio. Morgan Stanley Asset Management ("MSAM") is the investment adviser for the UIF Technology Portfolio. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

AIT CORE EQUITY FUND -- seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidental to this objective.

AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity.

AIT SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective.

AIT SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets.

AIT SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

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AIT SELECT STRATEGIC GROWTH FUND -- seeks long-term capital appreciation.

AIT SELECT STRATEGIC INCOME FUND -- seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities.

AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL PORTFOLIO -- seeks long-term growth of capital. To pursue this goal, it invests primarily in equity securities of U.S. and foreign companies considered to be in their post-venture capital stage of development.

CREDIT SUISSE WARBURG PINCUS SMALL COMPANY GROWTH PORTFOLIO -- seeks long-term growth of capital. To pursue this goal, it invests in equity securities of small U.S. growth companies.

DEUTSCHE VIT EQUITY 500 INDEX -- seeks to match, as closely as possible, before expenses, the performance of the Standard& Poor's Composite Stock Price Index (the "S&P Index"), which emphasizes stocks of large U.S. Companies.

DEUTSCHE VIT SMALL CAP INDEX -- seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index, which emphasizes stocks of small U.S. companies.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income, while also considering growth of capital.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capita l and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK- PORTFOLIO -- seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of domestic and foreign issuers whose value is not fully recognized by the public. The Portfolio may invest in either growth stocks or value stocks or both.

GOLDMAN SACHS VIT CAPITAL GROWTH FUND* -- seeks long-term growth of capital. The Fund seeks this objective by investing in a diversified portfolio of companies strategically posed for long-term growth.

GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND* -- seeks long-term growth of capital. The Fund seeks this objective by investing in a broadly diversified portfolio of equity securities that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

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GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND* -- seeks long-term growth of capital. The Fund seeks this objective by investing in a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

J.P. MORGAN SMALL COMPANY PORTFOLIO -- seeks to provide high total return from a portfolio of small company stocks.

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO (SERVICE SHARES) -- seeks long-term growth of capital. The Portfolio invests primarily in common stocks of medium-sized companies selected for their growth potential.

PIMCO TOTAL RETURN BOND PORTFOLIO II -- seeks to maximize total return, consistent with preservation of capital and prudent investment management.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

UIF TECHNOLOGY PORTFOLIO -- seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Certificate Value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the Fixed Account. The Company must receive your Written Request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

* The investment objectives and policies of the Goldman Sachs VIT Funds are similar to the investment objectives and policies of other mutual funds that GSAM manages. Although the objectives and policies may be similar, the investment results of the VIT Funds may be higher or lower than the results of such other mutual funds. GSAM cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same investment adviser.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Certificate Owners with Certificate Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Certificates, the Company reserves the right to do so. Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions that are received. The Company will also vote shares held in the Separate Account that it owns and which are not attributable to Certificates in the same proportion.

The number of votes which a Certificate Owner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Certificate Owner's Certificate Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Certificate Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Certificate Owners.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Certificate interest in a Sub-Account without notice to the Certificate Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other certificates or permit a conversion between certificates upon request by a Certificate Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund, or in shares of another investment company having a specified investment objective.

Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Certificate Owners on a basis to be determined by the Company.

If the Company deems it to be in the best interest of Certificate Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

Shares of the Funds of AIT are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the portfolios of the Underlying Funds are also issued to variable annuity and variable life separate accounts of other unaffiliated insurance companies ("mixed and shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. Although the Company and the Underlying Funds do not currently foresee any such disadvantages, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

If any of these substitutions or changes are made, the Company may, by appropriate endorsement, change the Certificate to reflect the substitution or change and will notify Certificate Owners of all such changes.

                                THE CERTIFICATE

The Certificates may be issued either as certificates under a group policy or as individual policies to members of a particular group. The Insured is generally an individual who is an employee or a member of a group. Under a group policy, the owner of the Certificates is generally an employer or a trustee of a trust. However, the Certificates may be owned either by the employer/trustee or by individuals.

The Certificate may be issued with an Insured Term Rider. Depending on your circumstances, it may be less costly to purchase more insurance coverage under the Insured Term Rider than under the Base Amount of insurance coverage.

ENROLLMENT FORM FOR A CERTIFICATE

Upon receipt at its Principal Office of a completed enrollment form from a prospective Certificate Owner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Certificate Owner before a determination of insurability can be made. A Certificate cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an enrollment form which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

At the time of enrollment, the Owner and Insured, if applicable, will generally complete an enrollment form. Upon payment of the initial premium, temporary insurance will be provided. Issuance of the continuing insurance coverage provided under the Certificate is dependent upon completion of the underwriting requirements, payment of sufficient initial premium, and delivery of the Certificate while the Insured is still living.

Pending completion of insurance underwriting and Certificate issuance procedures, any initial premiums will be held in the Fixed Account. If the enrollment form is approved and the Certificate is issued and accepted, the initial premium held in the Fixed Account will be credited with interest not later than the date of receipt of the premium at the Principal Office. IF THE CERTIFICATE IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If your Certificate provides for a full refund of the initial payment under its "Right to Examine Certificate" provision (as may be required in your state), upon issuance all Certificate Value in the Fixed Account that you initially designated to go to the Separate Account will be transferred to the Sub-Account investing in the AIT Money Market Fund. All Certificate Value will be allocated as you have chosen not later than the expiration of the period during which you may exercise the "Right to Examine Certificate" provision. See "Free Look Period," below.

FREE-LOOK PERIOD

The Certificate provides for an initial Free-Look Period. You may cancel the Certificate by returning it to us or to one of our representatives on or before the tenth day (or such later date as required in your state) after you receive the Certificate. If your Certificate was purchased in New York as a replacement for an existing policy, you have the right to cancel for up to 60 days after your receive the Certificate. When you return the Certificate, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank. If the Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate or by the Underlying Funds for taxes, charges or fees. If the Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account.

After an increase in the Face Amount, a right to cancel the increase also applies. The Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of (a) 45 days after the enrollment form for the increase is signed, or (b) 10 days after you receive the new specifications pages issued for the increase. Upon canceling the increase, you will receive a credit to the Certificate Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount, while the Certificate is in force, you may convert your Certificate without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Certificate Value in the Separate Account to the Fixed Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the Fixed Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Certificate Value in the Separate Account to the Fixed Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the Fixed Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same face amount, issue age, date of issue, and risk classification as the original Certificate.

PREMIUM PAYMENTS

Premium payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the Separate Account or Fixed Account as of date of receipt at the Principal Office.

You may establish a schedule of planned premiums that will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Certificate to lapse. You may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Certificate does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted from your checking account each month, generally on the Monthly Processing Date, and applied as a premium under the Certificate. The minimum payment permitted under MAP is $400.

Premiums are not limited as to frequency and number. However, you may be required to provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Amount at Risk (the Death Benefit less the Certificate Value). If evidence of insurability is required, the Company will return the payment to you and if your payment exceeds our maximum limit (defined below) the Company may not accept any additional payments which would increase the Insurance Amount at Risk and shall not provide any additional death benefit until (1) evidence of insurability for the Insured has been received by the Company and (2) the Company has notified you that the Insured is in a satisfactory underwriting class. You may then make payments that increase the Insurance Amount at Risk for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

No premium payment may be less than $400 without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Certificate may lapse. See CERTIFICATE TERMINATION AND REINSTATEMENT.

The Company may limit the maximum payment received in any certificate year but in no event will the limit be less than the maximum premium shown in the Certificate. In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Certificate. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option.

If a premium is paid which would result in total premiums exceeding the current maximum premium limitations under Federal tax laws, the Company may only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Certificate during a Certificate year. See CERTIFICATE TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less any premium expense charge. In the enrollment form for the Certificate, you indicate the initial allocation of Net Premiums among the Fixed Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Certificate Value in more than twenty Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. If allocation changes by telephone are elected by the Certificate Owner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone.

An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

The Certificate Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Certificate Owners should periodically review their allocations of premiums and Certificate Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Certificate Value among the Sub-Accounts or between a Sub-Account and the Fixed Account. However, the Certificate Value held in the Fixed Account to secure a Certificate loan may not be transferred. The Company may at any time revoke, modify, or limit the transfer privilege.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Certificate Value in the Accounts next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in THE CERTIFICATE -- "Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.

Transfers to and from the Fixed Account are currently permitted only if:

(a) There has been at least a ninety (90) day period since the last transfer from the Fixed Account; and

(b) The amount transferred from the Fixed Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Certificate.

The first twelve transfers in a Certificate year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Certificate year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Certificate loan or material change in investment policy will not count towards the twelve free transfers.

DOLLAR COST AVERAGING AND AUTOMATIC REBALANCING OPTIONS
You may have automatic transfers of at least $100 each made on a periodic basis
(a) from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund to one or more of the other Sub-Accounts ("Dollar Cost Averaging Option"), or (b) to automatically reallocate Certificate Value among the Sub-Accounts ("Automatic Rebalancing Option"). Automatic transfers may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. However, if the 15th is not a business day or is the Monthly Processing Date, the automatic transfer will be processed on the next business day. The Dollar Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

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TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITATIONS
The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

- the minimum or maximum amount that may be transferred,

- the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

- the minimum period of time between transfers, and

- the maximum number of transfers in a period.

The Certificates are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Portfolio. These and similar activities may be disruptive to the Underlying Portfolios, and may adversely affect an Underlying Portfolio's ability to invest effectively in accordance with its investment objectives and policies. If it appears that there is a pattern of transfers that coincides with a market timing strategy and/or that is disruptive to the Underlying Portfolios, the Company reserves the right to refuse transfers or to take other action to prevent or limit the use of such activities.

ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a Guideline Minimum Death Benefit in relation to cash value for a Certificate to qualify as life insurance. Under current federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if the Certificate complies with the definition of "life insurance" in Section 7702 of the Code. At the time of application, the Certificate Owner may elect either of the tests.

The Guideline Premium test limits the amount of premiums payable under a Certificate to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose between Death Benefit Option 1 and Option 2, as described below. After issuance of the Certificate, the Certificate Owner may change the selection from Option 1 to Option 2 or vice versa.

The Cash Value Accumulation test requires that the Death Benefit must be sufficient so that the Certificate Value, as defined in Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. In the event the maximum premium limit applies, we reserve the right to obtain evidence of insurability which is satisfactory to us as a condition to accepting excess premium. IF THE CASH VALUE ACCUMULATION TEST IS CHOSEN BY THE CERTIFICATE OWNER, ONLY DEATH BENEFIT OPTION 3 WILL APPLY. DEATH BENEFITS OPTION 1 AND OPTION 2 ARE NOT AVAILABLE UNDER THE CASH VALUE ACCUMULATION TEST.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Certificate, while no such limits apply under the Cash Value Accumulation test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Certificate Value are different. Required increases in the Guideline Minimum Death Benefit due to growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING A DEATH BENEFIT ELECTION.

OPTION 1 -- LEVEL DEATH BENEFIT
Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in the table below. Under Option 1, the Death Benefit will remain level unless the

Guideline Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Option 1 will offer the best opportunity for the Certificate Value under a Certificate to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE DEATH BENEFIT
Under Option 2, the Death Benefit is equal to the greater of the Face Amount plus the Certificate Value or the Guideline Minimum Death Benefit, as set forth in the table below. The Death Benefit will, therefore, vary as the Certificate Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Certificate Owner who would like to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST
Under Option 3, the Death Benefit will equal the Face Amount, unless the Certificate Value, multiplied by the applicable Option 3 Death Benefit Factor, results in a higher Death Benefit. A complete list of Option 3 Death Benefit Factors is set forth in the Certificate. The applicable Death Benefit Factor depends upon the sex, risk classification, and then-attained age of the Insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the Insured increases. Option 3 will offer the best opportunity for the Certificate Owner who is looking for an increasing death benefit in later Certificate years and/or would like to fund the Certificate at the "seven-pay" limit for the full seven years. When the Certificate Value multiplied by the applicable Death Benefit Factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

DEATH PROCEEDS

As long as the Certificate remains in force (see CERTIFICATE TERMINATION AND REINSTATEMENT), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Certificate to the named Beneficiary. The Company will normally pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in a lump sum or under one or more of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS.

The Death Proceeds payable depend on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (a) the Death Benefit provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; minus (b) any Outstanding Loan, any partial withdrawals, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and date of death for Options 1 and 3.

MORE INFORMATION ABOUT DEATH BENEFIT OPTIONS 1 AND 2
If the Guideline Premium Test is chosen by the Certificate Owner, the Certificate Owner may choose between Death Benefit Option 1 or Option 2. The Certificate Owner may designate the desired Death Benefit Option in the enrollment form, and may change the option once per Certificate year by Written Request. There is no charge for a change in option.

GUIDELINE MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2
The Guideline Minimum Death Benefit under Option 1 or Option 2 is equal to a percentage of the Certificate Value as set forth below. The Guideline Minimum Death Benefit is determined in accordance with the Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                     GUIDELINE MINIMUM DEATH BENEFIT TABLE
                            (Option 1 and Option 2)

Age of Insured                                             Percentage of
on Date of Death                                         Certificate Value
----------------                                         -----------------
40 and under...........................................        250%
45.....................................................        215%
50.....................................................        185%
55.....................................................        150%
60.....................................................        130%
65.....................................................        120%
70.....................................................        115%
75.....................................................        105%
80.....................................................        105%
85.....................................................        105%
90.....................................................        105%
95 and above...........................................        100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1. See CHARGES AND
DEDUCTIONS -- "Monthly Deduction from Certificate Value." If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.

CHANGE IN DEATH BENEFIT OPTION

Generally, if Death Benefit Option 1 or Option 2 is in effect, the Death Benefit Option in effect may be changed once each Certificate year by sending a Written Request for change to the Principal Office. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit. The Death Benefit will equal the new Face Amount (or, if higher, the Guideline Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Death Benefit Option from Option 2 to

Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner. See THE CERTIFICATE -- "Premium Payments."

CHANGE IN FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Certificate at any time by submitting a Written Request to the Company. If the Insured Term Rider is in effect, any increase will be under the Insured Term Rider. Any increase or decrease in the specified Face Amount requested by you will generally become effective on the Monthly Processing Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES
Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured may also be required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than an amount determined by the Company. This amount varies by group but in no event will this amount exceed $10,000. You may not increase the Face Amount after the Insured reaches Age 85. An increase must be accompanied by an additional premium if the Certificate Value is less than the sum of three Monthly Deductions. The effective date of the increase will generally be the first Monthly Processing Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Underwriting Classes (if more than one Underwriting Class applies), both of which may affect the monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase cancelled and the charges which would not have been deducted but for the increase will be credited to the Certificate, and (2) during the first 24 months following the increase, to transfer any or all Certificate Value to the Fixed Account free of charge. See THE CERTIFICATE -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES
The minimum amount for a decrease in the Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Certificate would not comply with the maximum premium limitation applicable under the IRS rules, the decrease may be limited or Certificate Value may be returned to the Certificate Owner (at your election) to the extent necessary to meet the requirements. A return of Certificate Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Underwriting Classes, both of which may affect a Certificate Owner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Base Amount.

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment and is equal to the sum of the accumulation in the Fixed Account and the value of the Units in the Sub-Accounts. The Certificate Value is used in determining the Surrender Value (the Certificate Value less any Outstanding Loan). See THE CERTIFICATE -- "Surrender." There is no guaranteed minimum Certificate Value. Because Certificate Value on any date depends upon a number of variables, it cannot be predetermined.

Certificate Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the Fixed Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Certificate.

CALCULATION OF CERTIFICATE VALUE
The Certificate Value is determined on the Date of Issue and on each Valuation Date. On the Date of Issue, the Certificate Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the Fixed Account (before being transferred to the Separate Account; see THE CERTIFICATE -- "Enrollment Form for a Certificate") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Certificate Value will be:

(1) the sum of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of a Unit in that Sub-Account on that date by the number of such Units allocated to the Certificate; PLUS

(2) the value in the Fixed Account (including any amounts transferred to the Fixed Account with respect to a loan).

Thus, the Certificate Value is determined by multiplying the number of Units in each Sub-Account by their value on the particular Valuation Date, adding the products, and adding accumulations in the Fixed Account, if any.

THE UNIT
You allocate the Net Premiums among the Sub-Accounts. Allocations to the Sub-Accounts are credited to the Certificate in the form of Units. Units are credited separately for each Sub-Account. The number of Units of each Sub-Account credited to the Certificate is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Unit as of the Valuation Date the payment is received at the Principal Office. The number of Units will remain fixed unless changed by a subsequent split of Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Units equal in value to the amount deducted.

The dollar value of a Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of a Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of a Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR
The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b), where

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any; and

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period.

The net investment factor may be greater or less than one. Therefore, the value of a Unit may increase or decrease. You bear the investment risk. Subject to applicable state and federal laws, the Company reserves the right to change the methodology used to determine the net investment factor.

Allocations to the Fixed Account are not converted into Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE FIXED ACCOUNT.

PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the payment options then offered by the Company. These payment options are also available at the Final Premium Payment Date and if the Certificate is surrendered. If no election is made, the Company will pay the Death Proceeds in a single sum. See APPENDIX B -- PAYMENT OPTIONS.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to a Certificate by rider. The cost, if any, of optional insurance benefits added by rider will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

SURRENDER

You may at any time surrender the Certificate and receive its Surrender Value. The Surrender Value is the Certificate Value, less any Outstanding Loan. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Certificate are received at the Principal Office.

The proceeds on surrender may be paid in a lump sum or under one of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."

For important tax considerations that may result from surrender see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

Any time after the first Certificate year, you may withdraw a portion of the Surrender Value of the Certificate, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the Fixed Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the partial withdrawal transaction charge as described under CHARGES AND DEDUCTIONS -- "Transaction Charge on Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments." For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

Charges will be deducted to compensate the Company for providing the insurance benefits set forth in the Certificate and any additional benefits added by rider, providing servicing, incurring distribution expenses, and assuming certain risks in connection with the Certificates. Certain of the charges described below may be reduced for Certificates issued in connection with a specific group under a non-qualified benefit plan. Charges and deductions may vary based on criteria, for example, such as the purpose for which the Certificates are purchased, the size of the benefit plan and the expected number of participants, the underwriting characteristics of the group, the levels and types of administrative services provided to the benefit plan and participants, total assets under management, nature of relationship among individual insureds, the expected persistency of individual policies and anticipated aggregate premium payments. From time to time the Company may modify both the amounts and criteria for reductions, which will not be unfairly discriminatory against any person.

The Certificate may be issued with an Insured Term Rider. Depending on your circumstances, it may be less costly to purchase more insurance coverage under the Insured Term Rider than under the Base Amount of insurance coverage. The current cost of insurance charges for the insurance coverage provided by the Insured Term Rider are equal to or lower than for the insurance coverage provided by the Base Amount. In addition, the Monthly Expense Charge does not apply to insurance coverage provided by the Insured Term Rider.

Upon full surrender of a group Policy within up to seven Policy years, in certain situations the Company may, upon written request, refund a percentage of the portion of the previously paid Premium Expense Charge and may refund a portion of the cumulative premiums paid. The following conditions apply:

    - The original owner of the Policy and Certificates thereunder is a corporation, a corporate grantor trust, or an individual or trust under a corporate sponsored collateral assignment split dollar agreement, and the ownership has not been changed;

    - The request to surrender the Policy and all Certificates thereunder must be received prior to the end of the applicable Policy year;

    - The Policy and Certificates have not been exchanged to another carrier;
      and

    - The provision terminates if there is a change in the federal tax laws that would have the result of taxing the equity (the inside buildup of earnings) of the Policy.

PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company, to compensate the Company for federal taxes imposed under Section 848 of the Code for deferred acquisition cost, and for distribution expenses related to the Certificates. Upon request, the Company may permit all or part of the Premium Expense Charge to be deducted as part of the monthly deduction.

STATE PREMIUM TAXES. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The Company guarantees that the charge for premium taxes will not exceed 10%. The premium tax charge may change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

DAC TAX. Section 848 of the Code requires insurance companies to capitalize certain specified policy acquisition costs and defer their deduction in determining the insurer's tax liability. This is known as the "DAC tax." The Company deducts a charge for the DAC tax that may range from zero up to 2% (up to 4% for certain corporate or trust-owned policies described below) of premiums, depending on the group to which the Policy is issued.

Over time, the Company will realize an economic benefit from the tax deductions it receives as the capitalized policy acquisition costs are amortized. If Certificates are issued under a corporate or trust-owned life insurance policy ("COLI Policy"), at the request of the Policyholder the Company may "pass through" this economic benefit to the Policyholder. Under the pass through, the DAC tax will be higher (up to 4%) than it would be without the pass through (up to 2%). The DAC tax is charged on each premium payment and each DAC tax "load" is tracked separately. Over a period (currently 11 years) that reflects the amortization provisions of Section 848 of the Code, on each Certificate anniversary the Company will refund a portion of each DAC tax load. The amount of the refund is a percentage of each load, based on the number of Certificate anniversaries after the respective premium payment was made. If a Certificate is surrendered or if the Insured dies, any remaining load will be refunded to the Policyholder.

DISTRIBUTION EXPENSES. The charge for distribution expenses may range from zero to 10%. The distribution charge may vary, depending upon such factors, for example, as the type of the benefit plan, average number of participants, average Face Amount of the Certificates, anticipated average annual premiums, and the actual distribution expenses incurred by the Company.

MONTHLY DEDUCTION FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Certificate Value. The Monthly Deduction may include charges for the following:

    - The cost of insurance. The cost of insurance rates will vary with the age and underwriting class of the Insured.

    - Certificate administrative expenses. The charge may be up to $10 monthly, depending on the group to which the Policy is issued.

    - For the first five Certificate years, a Monthly Expense Charge to reimburse the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the Insured's Age and underwriting class for each $1,000 of the Certificate's Base Amount on the Date of Issue. For more information, see APPENDIX D -- MONTHLY EXPENSE CHARGE TABLE.

    - Separate Account administrative expenses. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued.

    - Mortality and expense risks. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account.

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the monthly expense charge, the mortality and expense risk charge, and the charge, if any, for the cost of additional benefits provided by rider will be deducted. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge based on the prior month's sub-account value. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the Company will make a Pro-Rata Allocation of the unpaid balance. Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. After the Final Premium Payment Date, a deduction for mortality and expense risk charges will continue to be assessed monthly. No other Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE
This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Base Amount and Insured Term Rider, if any, and for each subsequent increase in the Base Amount and Insured Term Rider. Because the cost of insurance depends upon a number of variables, it can vary from month to month and from group to group. Generally, the current cost of insurance for the Base Amount will be higher than the cost of insurance under an Insured Term Rider.

COST OF INSURANCE RATES. The Certificates are sold to eligible individuals who are members of a non-qualified benefit plan having a minimum, depending on the group, of five or more members. A portion of the initial Face Amount may be issued on a fully underwritten, guaranteed or simplified underwriting basis, and may vary based on characteristics within a group. The determination of the Underwriting Class for the guaranteed or simplified issue portion will, in part, be based on: the type of group; the purpose for which the Certificates are purchased; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; aggregate premiums paid; and the amount of guaranteed or simplified underwriting insurance to be issued.

Cost of insurance rates are based on an appropriate rate table, Age and Underwriting Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable. The cost of insurance rates are determined at the beginning of each Certificate year for the initial Base Amount of insurance coverage and the initial amount of the Insured Term Rider, if any. The cost of insurance rates for an increase in the initial Base Amount or the initial amount of the Insured Term Rider, if any, are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. Generally, the cost of insurance rates for insurance coverage under the Base Amount are higher than for insurance coverage under the Insured Term Rider.

The actual monthly cost of insurance rates will be based on the Company's expectations as to future expenses and mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Age Last Birthday) (Male, Female or Unisex Table B, Smoker, Non-smoker or Uni-smoker) and the Insured's Age. The tables used for this purpose may set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons in the group of the same insuring Age and Underwriting Class whose Certificates have been in force for the same length of time.

The Underwriting Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into the following Underwriting Classes: preferred, standard, substandard, guaranteed issue and simplified issue, each with separate ratings for the Base Amount and for the Insured Term Rider. In an otherwise identical Certificate, an Insured in the preferred Underwriting Class will generally have a lower cost of insurance than an Insured in a standard Underwriting Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Underwriting Class with a higher mortality risk. The Underwriting Classes may be divided into two categories or aggregated: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Underwriting Class. Any Insured with an Age at issuance under 18 will be classified initially as regular, unless substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rates are determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Underwriting Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Underwriting Class previously applicable. On the other hand, if the Insured's Underwriting Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

GROUP EXPERIENCE RATING. If Certificates are issued under a corporate or trust-owned life insurance policy ("COLI Policy") covering at least 500 Insureds, at the request of the Policyholder the COLI Policy may be issued on the basis of group experience rating. The Company will establish a target for the mortality reserve that is equal to a percentage of the current year's cost of insurance charges. If the group has favorable mortality experience (actual claims are less than expected), the mortality reserve may eventually exceed the target reserve. At the end of any experience period, if the mortality reserve exceeds the target reserve, at the Policyholder's request, an experience credit will be paid to the Policyholder from the mortality reserve. At the end of each experience period, the cost of insurance charges for the group may be adjusted prospectively (for the next experience period), but will never exceed the guaranteed cost of insurance charges.

If the number of Insureds under the COLI Policy falls below 100, the experience rating of the group will cease. Any positive reserve will be distributed to the Policyholder over an 18-month period in order to cover any incurred but not yet reported claims.

MONTHLY CERTIFICATE ADMINISTRATIVE CHARGE
Prior to the Final Premium Payment Date, a monthly Certificate administrative charge of up to $10 per month, depending on the group to which the Policy was issued, will be deducted from the Certificate Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Certificate, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Certificate. These expenses include the cost of processing enrollment forms, conducting medical examinations, determining insurability and the Insured's Underwriting Class, and establishing Certificate records. The Company does not expect to derive a profit from these charges.

MONTHLY EXPENSE CHARGE
The Monthly Expense Charge may be charged on the monthly processing date for the first five years after issuance of the Certificate. This charge will be used to reimburse the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies based on age, and the Insured's Underwriting class (Smoker/Non-Smoker) for each $1,000 of the Certificate's Base Amount at issue. The maximum rate per $1000 of Base Amount, considering all possible combinations of Ages and Underwriting

Classes, is $0.2175 for an Insured who Age 65 and a smoker. For more information, see APPENDIX D -- MONTHLY EXPENSE CHARGE TABLE.

MONTHLY SEPARATE ACCOUNT ADMINISTRATIVE CHARGE
The Company can make an administrative charge on an annual basis of up to 0.25% of the Certificate Value in each Sub-Account. The duration of this charge can be for up to 10 years. This charge is designed to reimburse the Company for the costs of administering the Separate Account and Sub-Accounts. The charge is not expected to be a source of profit. The administrative expenses assumed by the Company in connection with the Separate Account and Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE
The Company can make a mortality and expense risk charge on an annual basis of up to 0.90% of the Certificate Value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Certificates. The total charges may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will, therefore, pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges provided in the Certificates. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies that are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge that is applicable to each.

CHARGES REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT

Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and Statements of Additional Information of the Underlying Funds contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Certificate Value in the Sub-Accounts.

TRANSACTION CHARGE ON PARTIAL WITHDRAWAL

After the first Certificate year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000. A transaction charge which is the smaller of $25 or 2% of the amount withdrawn, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals.

TRANSFER CHARGES

The first twelve transfers in a Certificate year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Certificate year. See THE CERTIFICATE -- "Transfer Privilege."

You may have automatic transfers of at least $100 made on a periodic basis, every 1, 2 or 3 months (a) from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts, or (b) to reallocate Certificate Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege, or reallocate Certificate Value within 20 days of the Date of Issue of the Certificate, any resulting transfer of Certificate Value from the Sub-Accounts to the Fixed Account will be free of charge, and in addition to the twelve free transfers in a Certificate year. See THE CERTIFICATE -- "Conversion Privileges" and CERTIFICATE LOANS.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge (not to exceed $25) for the administrative costs incurred for changing the Net Premium allocation instructions, for changing face amount, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

                               CERTIFICATE LOANS

Loans may be obtained by request to the Company on the sole security of the Certificate. The total amount which may be borrowed is the Loan Value. The Loan Value is 90% of an amount equal to Certificate Value. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."

A Certificate loan may be allocated among the Fixed Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Certificate Value in each Sub-Account equal to the Certificate loan allocated to such Sub-Account will be transferred to the Fixed Account, and the number of Units equal to the Certificate Value so transferred will be cancelled. This will reduce the Certificate Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN INTEREST CHARGED
As long as the Certificate is in force, Certificate Value in the Fixed Account equal to the loan amount will be credited with interest at an effective annual yield of at least 4.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH CERTIFICATE VALUE.

The Company charges interest on loans at an annual rate that is guaranteed not to exceed 5.5%. Interest accrues daily. Interest is due and payable at the end of each Certificate year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to the loan amount, if the new loan amount exceeds the Certificate Value in the Fixed Account, the Company will transfer Certificate Value equal to that excess loan amount from the Certificate Value in each Sub-Account to the Fixed Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Certificate Value in each Sub-Account bears to the total Certificate Value in all Sub-Accounts.

PREFERRED LOAN OPTION
A preferred loan option is automatically included under the Certificate if approved in the state. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been included, after the tenth Certificate anniversary Certificate Value in the Fixed Account equal to the loan amount will be credited with interest at an effective annual yield of at least 4.0%. The Company will charge interest on preferred loans at an annualized rate that is guaranteed not to exceed 4.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Certificate. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

REPAYMENT OF OUTSTANDING LOAN
Loans may be repaid at any time prior to the lapse of the Certificate. Upon repayment of any Outstanding Loan, the portion of the Certificate Value that is in the Fixed Account securing the Outstanding Loan repaid will be allocated to the various Accounts and increase the Certificate Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Certificate Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed Certificate Value previously transferred from the Separate Account to secure the Outstanding Loan.

If an Outstanding Loan exceeds the Certificate Value, the Certificate will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Certificate will terminate with no value. See CERTIFICATE TERMINATION AND REINSTATEMENT.

EFFECT OF CERTIFICATE LOANS
Although Certificate loans may be repaid at any time prior to the lapse of the Certificate, Certificate loans will permanently affect the Certificate Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Certificate Value in the Fixed Account attributable to the loan.

Moreover, outstanding Certificate loans and the accrued interest will be deducted from the proceeds payable upon surrender or the death of the Insured.

                   CERTIFICATE TERMINATION AND REINSTATEMENT

TERMINATION
The failure to make premium payments will not cause the Certificate to lapse unless:

    - the Certificate Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

    - if an Outstanding Loan exceeds the Certificate Value.

If one of these situations occurs, the Certificate will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Certificate. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

REINSTATEMENT
If the Certificate has not been surrendered and the Insured is alive, the terminated Certificate may be reinstated anytime within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Processing Date following the date you submit the following to the Company:

    - a written enrollment form for reinstatement,

    - Evidence of Insurability; and

    - a premium that, after the deduction of the premium expense charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

CERTIFICATE VALUE ON REINSTATEMENT
The Certificate Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Certificate increased by interest from the date the payment was received at the Principal Office; plus

    - an amount equal to the Certificate Value less any Outstanding Loan on the date of default; minus

    - the Monthly Deduction due on the date of reinstatement. You may reinstate any Outstanding Loan outstanding on the date of default or foreclosure.

                          OTHER CERTIFICATE PROVISIONS

The following Certificate provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations, and insurance regulatory agencies in those states.

CERTIFICATE OWNER

The Certificate Owner is named in the enrollment form or as subsequently changed. The Certificate Owner is generally entitled to exercise all rights under the Certificate while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured may be required when the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Certificate, the Beneficiary has no rights in the Certificate before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Certificate Owner (or the Certificate Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately.

ASSIGNMENT

The Certificate Owner may assign a Certificate as collateral or make an absolute assignment of the Certificate. All rights under the Certificate will be transferred to the extent of the assignee's interest. The Consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Certificate. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

INCONTESTABILITY

The Company will not contest the validity of a Certificate after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any Outstanding Loan and less any partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Death Benefit, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE

If the Insured's Age as stated in the enrollment form for the Certificate is not correct, benefits under the Certificate will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Death Benefit be reduced to less than the Minimum Death Benefit.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Certificate loan and transfers may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Certificate of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank. The Company also reserves the right to defer payment of any amount due from the Fixed Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of Certificate loans and transfers from the Fixed Account, for a period not to exceed six months.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Bruce C. Anderson                     Director (since 1996) and Vice President (since 1984)
  Director and Vice President         of First Allmerica

Warren E. Barnes                      Vice President (since 1996) and Corporate Controller
  Vice President and Corporate        (since 1998) of First Allmerica
  Controller

Mark R. Colborn                       Director (since 2000) and Vice President (since 1992)
  Director and Vice President         of First Allmerica

Charles F. Cronin                     Secretary and Counsel (since 2000) of First
  Secretary and Counsel               Allmerica; Counsel (since 1996) of First Allmerica;
                                      Attorney (1991-1996) of Nutter, McClennen & Fish

J. Kendall Huber                      Director, Vice President and General Counsel (since
  Director, Vice President and        2000) of First Allmerica; Vice President (1999) of
  General Counsel                     Promos Hotel Corporation; Vice President and Deputy
                                      General Counsel (1998-1999) of Legg Mason, Inc.; Vice
                                      President and Deputy General Counsel (1995-1998) of
                                      USF&G Corporation

John P. Kavanaugh                     Director and Chief Investment Officer (since 1996)
  Director, Vice President and Chief  and Vice President (since 1991) of First Allmerica;
  Investment Officer                  Director (since 1996) and President (since 1995) of
                                      Allmerica Asset Management, Inc.

Mark C. McGivney                      Vice President (since 1997) and Treasurer (since
  Vice President and Treasurer        2000) of First Allmerica; Associate, Investment
                                      Banking (1996-1997) of Merrill Lynch & Co.

John F. O'Brien
  Director, President and Chief       Director, President and Chief Executive Officer
  Executive Officer                   (since 1989) of First Allmerica

Edward J. Parry, III                  Director and Chief Financial Officer (since 1996),
  Director, Vice President and Chief  Vice President (since 1993) and Treasurer (1993-2000)
  Financial Officer                   of First Allmerica

Richard M. Reilly                     Director (since 1996) and Vice President (since 1990)
  Director and Vice President         of First Allmerica; Director (since 1990), President
                                      and Chief Executive Officer (since 1995) of Allmerica
                                      Financial Life Insurance and Annuity Company;
                                      Director and President (since 1998) of Allmerica
                                      Financial Investment Management Services, Inc.

Robert P. Restrepo, Jr.               Director and Vice President (since 1998) of First
  Director and Vice President         Allmerica; Chief Executive Officer (1996 to 1998) of
                                      Travelers Property & Casualty; Senior Vice President
                                      (1993 to 1996) of Aetna Life & Casualty Company

Eric A. Simonsen                      Director (since 1996) and Vice President (since 1990)
  Director and Vice President         of First Allmerica

Gregory D. Tranter                    Director and Vice President (since 2000) of First
  Director and Vice President         Allmerica; Vice President (1996-1998) of Travelers
                                      Property & Casualty; Director of Geico Team
                                      (1983-1996) of Aetna Life & Casualty

                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect subsidiary of First Allmerica, acts as the principal underwriter of the Certificates pursuant to a Sales and Administrative Services Agreement with the Company and the Separate Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Certificates are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. or of independent broker-dealers.

The Company pays commissions to broker-dealers and registered representatives which sell the Certificates based on a commission schedule. After issuance of a Certificate or an increase in Face Amount, commissions may be up to 25% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions may be up to 10% of any additional premiums. Alternative compensation schedules, which may include ongoing annual compensation of up to 0.75% of Certificate Value, are available based on premium payments and the level of enrollment and ongoing administrative services provided to participants and benefit plans by the broker-dealer or registered representative. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 2.5% of first-year, or 4% of renewal premiums.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales related criteria. Other payments may be made for other services that do not directly involve the sales of the Certificates. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. The Company intends to recoup the commissions and other sales expenses through a combination of a portion of the premium expense charge and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company.

                                    REPORTS

The Company will maintain the records relating to the Separate Account. You will be promptly sent statements of significant transactions such as premium payments (other than payments made pursuant to the MAP procedure), changes in the specified Face Amount, changes in the Death Benefit Option, transfers among Sub-Accounts and the Fixed Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you. The annual statement will summarize all of the above transactions and deductions of charges during the Certificate year. It will also set forth the status of the Death Proceeds, Certificate Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Certificate loan(s). The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Certificate. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Investment Companies as required by the 1940 Act.

                               LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Certificate and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Certificate, on loans, withdrawals, or surrenders, on Death Benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely, and possibly retroactively, affect the taxation of the Certificates. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Certificates is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Certificate Owner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the enrollment form of law to individual circumstances.

THE COMPANY AND THE SEPARATE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code of 1986, and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the Separate Account.

The Company will review periodically the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

TAXATION OF THE CERTIFICATES

The Company believes that the Certificates described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Certificate Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in Certificate Value is not taxable until received by the Certificate Owner or the Certificate Owner's designee. See "Modified Endowment Contracts."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Certificate for tax purposes. Although the

Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Certificate Owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Certificates may need to be modified to comply with such regulations. For these reasons, the Certificates or the Company's administrative rules may be modified as necessary to prevent a Certificate Owner from being considered the owner of the assets of the Separate Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Death Benefit Option, change in the Face Amount, lapse with Certificate loan outstanding, or assignment of the Certificate may have tax consequences. In particular, under specified conditions, a distribution under the Certificate during the first 15 years from Date of Issue that reduces future benefits under the Certificate will be taxed to the Certificate Owner as ordinary income to the extent of any investment earnings in the Certificate. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Insured, Certificate Owner, or Beneficiary.

CERTIFICATE LOANS

The Company believes that non-preferred loans received under a Certificate will be treated as indebtedness of the Certificate Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Certificate Owner while the Certificate is in force. See "Modified Endowment Contracts." However, there is a risk that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether a loan with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Certificate.

Section 264 of the Code restricts the deduction of interest on policy or certificate loans. Consumer interest paid on policy or certificate loans under an individually owned policy or certificate is not tax deductible.

Generally, no tax deduction for interest is allowed on policy or certificate loans, if the insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies or certificates covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or
(b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance certificate, including a Certificate offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the certificate at any time during the first seven certificate years, or within seven years of a material change in the certificate, exceed the sum of the net level premiums that would have been paid, had the certificate provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Certificate, there may be adverse tax consequences. Please consult your tax adviser.

If the Certificate is considered a modified endowment contract, all distributions under the Certificate will be taxed on an "income-first" basis. Most distributions received by a Certificate Owner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Certificate) will be includible in gross income to the extent that the cash Surrender Value of the Certificate exceeds the Certificate Owner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Certificate Owner's basis in the Certificate. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Certificate Owner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Certificate is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Certificate does not satisfy the seven-pay test, the Company will notify the Certificate Owner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Certificate anniversary, or the Certificate will be permanently classified as a modified endowment contract.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Certificate Value to the Fixed Account. The Fixed Account is an investment option that is funded by the general account of the Company. Because of exemption and exclusionary provisions in the securities law, any amount in the general account of the Company is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this Section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Certificate, the Fixed Account, and the general account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The general account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the Fixed Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account or the general account.

FIXED ACCOUNT VALUE AND CERTIFICATE LOANS

The Company bears the full investment risk for amounts allocated to the Fixed Account and guarantees that interest credited to each Certificate Owner's Certificate Value in the Fixed Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate"). (Under the Certificate, the Guaranteed Minimum Rate may be higher than 4%.)

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of the Guaranteed Minimum Rate, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium until the next Certificate anniversary, unless the Certificate Value associated with the premium becomes security for a Certificate loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE CERTIFICATE VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED

MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CERTIFICATE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the Fixed Account, no excess interest will be credited to that portion of the Certificate Value which is equal to an Outstanding Loan. The Company guarantees that, on each Monthly Processing Date, the Certificate Value in the Fixed Account will be the amount of the Net Premiums allocated or Certificate Value transferred to the Fixed Account, plus interest at the Guaranteed Minimum Rate, plus any excess interest which the Company credits, less the sum of all Certificate charges allocable to the Fixed Account and any amounts deducted from the Fixed Account in connection with loans, partial withdrawals, surrenders or transfers.

Certificate loans may also be made from the Certificate Value in the Fixed Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Certificate loans payable from the Fixed Account may be delayed up to six months. However, if payment is delayed for 30 days or more, the Company will pay interest at least equal to an effective annual yield of 3% for the period of deferment. Amounts from the Fixed Account used to pay premiums on policies with the Company will not be delayed.

THE CERTIFICATE

This Prospectus describes certificates issued under a flexible premium variable life insurance Certificate, and is generally intended to serve as a disclosure document only for the aspects of the Certificate relating to the Separate Account. For complete details regarding the Fixed Account, see the Certificate itself.

TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS
Partial withdrawals are made on a last-in/first-out basis from Certificate Value allocated to the Fixed Account. This means that the last payments allocated to Fixed Account will be withdrawn first.

The first twelve transfers in a Certificate year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Certificate year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

                            INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, and the financial statements for Group VEL Account of the Company as of December 31, 2000 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

Financial Statements for the Company and for the Separate Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company and for the Separate Account should be considered only as bearing on the ability of the Company to meet its obligations under the Certificate. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   APPENDIX A
                               OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. The following supplemental benefit may be available for issue under the Certificates for an additional charge.

INSURED TERM RIDER

    This rider provides an additional term insurance benefit for the primary insured.

THIS RIDER MAY NOT BE AVAILABLE IN ALL STATES.

                                   APPENDIX B
                                PAYMENT OPTIONS

PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options then offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise by deducted from the Death Benefit.

The amounts payable under a payment option are paid from the Fixed Account. These amounts are not based on the investment experience of the Separate Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

                                   APPENDIX C
                ILLUSTRATIONS OF SUM INSURED, CERTIFICATE VALUES
                            AND ACCUMULATED PREMIUMS

The tables illustrate the way in which a Certificate's Sum Insured and Certificate Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Certificate issued to a male, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, a Certificate issued to a male, Age 40, under a standard Premium Class and qualifying for the non-smoker discount and a male, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. The tables illustrate the guaranteed cost of insurance rates and the current cost of insurance rates as presently in effect.

The tables illustrate the Certificate Values that would result based upon the assumptions that no Certificate loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Certificate year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Separate Account for the entire period shown, and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The second column of the tables shows the amount which would accumulate if an amount equal to the premiums paid were invested each year to earn interest (after taxes) at 5% compounded annually.

The Certificate Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below such averages for individual Certificate years. The values would also be different depending on the allocation of a Certificate's total Certificate Value among the Sub-Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES
The amounts shown for the Death Proceeds and Certificate Values take into account the deduction from premium for the premium expense charge and the Monthly Deductions from Certificate Value. In the Current Cost of Insurance Charges tables, the charge for mortality and expense risks is equivalent to an effective annual rate of 0.40% of the average monthly value of the assets in the Separate Account attributable to the Certificates. In the Guaranteed Cost of Insurance Charges table, the Separate Account charge for mortality and expense risks is illustrated at 0.90%. There is also a separate account administrative charge of 0.25% for 10 years in the Guaranteed tables.

EXPENSES OF THE UNDERLYING FUNDS
The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary and, in 2000, ranged from an annual rate of 0.30% to an annual rate of 1.89% of average daily net assets. The fees and expenses associated with the Certificate may be more or less than 0.85% in the aggregate, depending upon how you make allocations of Certificate Value among the Sub-Accounts.

Through December 31, 2001, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity

Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and 0.60% for AIT Money Market Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2000. In addition, through December 31, 2001, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets. Through December 31, 2001, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.

The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

Credit Suisse Asset Management, LLC has voluntarily agreed to waive its fee and to reimburse the funds for certain expenses resulting in a reduction of the total expenses. Absent any waiver of fees and reimbursement of expenses for the Credit Suisse Warburg Pincus Global Post-Venture Capital Portfolio and Credit Suisse Warburg Pincus Small Company Growth Portfolio, respectively, the Investment Management Fee would have equaled 1.25% and 0.90%, Other Expenses would have equaled 0.28%and 0.23%, and Total Fund Annual Expenses would have equaled 1.53%,and 1.13%, respectively, based on actual fees and expenses for the fiscal year ended December 31, 2000. Fee waivers and expense reimbursements or credits may be discontinued at any time.

Deutsche Asset Management, Inc. ("DcAM"), the investment advisor of Deutsche VIT Equity 500 Index Fund and Deutsche VIT Small Cap Index Fund, has voluntarily agreed to waive its fee and to reimburse the Fund for certain expenses resulting in a reduction of total expenses. Absent any waiver or reimbursement, the Total Fund Expenses would have been .34% and .69% for Deutsche VIT Equity 500 Index Fund and Deutsche VIT Small Cap Index Fund , respectively, for the year ended December 31, 2000. The waiver is voluntary, and may be terminated at any time.

Goldman Sachs Asset Management has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation and other extraordinary expenses). Without any such limitation or reduction, the Other Expenses would have been 1.55% for the Goldman Sachs VIT CORESM Small Cap Equity Fund, 1.84% for the Goldman Sachs VIT Capital Growth Fund and 1.23% for the Goldman Sachs VIT CORESM Large Cap Growth Fund. The Investment Adviser may discontinue or modify any limitations in the future at its discretion.

Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, has voluntarily agreed waive its fee and to reimburse the portfolio, to the extent certain expenses exceed 1.15% of the portfolio's average daily net assets during fiscal year 2001. Had there been no fee waiver and expense reimbursements, Other Expenses and Total Fund Expenses would have been 0.72% and 1.32%.

Morgan Stanley Asset Management ("MSAM") has voluntarily agreed to waive its management fees and to reimburse the UIF Technology Portfolio if processing of such fees would cause the total annual operating expenses of the portfolio to exceed 1.15% for the UIF Technology Portfolio of average daily net assets. This fee waiver and reimbursement are voluntary and may be terminated at any time without notice.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT
Taking into account the assumed 0.85% charge for Underlying Investment Company advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -0.85%, 5.15% and 11.15%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                        GROUP VARIABLE LIFE CERTIFICATE

                                                          MALE NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                          DEATH BENEFIT OPTION 1
                                                                GUARANTEED ISSUE

                       CURRENT COST OF INSURANCE CHARGES

                          PREMIUMS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%
                         PAID PLUS          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN
                          INTEREST     ----------------------------------   ----------------------------------
     CERTIFICATE           AT 5%       SURRENDER   CERTIFICATE    DEATH     SURRENDER   CERTIFICATE    DEATH
        YEAR            PER YEAR (1)     VALUE      VALUE (2)    BENEFIT      VALUE      VALUE (2)    BENEFIT
---------------------   ------------   ---------   -----------   --------   ---------   -----------   --------
          1                 5,250        3,710        3,710      250,000       3,952        3,952     250,000
          2                10,763        7,588        7,588      250,000       8,321        8,321     250,000
          3                16,551       11,381       11,381      250,000      12,859       12,859     250,000
          4                22,628       15,091       15,091      250,000      17,578       17,578     250,000
          5                29,010       18,713       18,713      250,000      22,478       22,478     250,000
          6                35,710       22,640       22,640      250,000      27,979       27,979     250,000
          7                42,746       26,469       26,469      250,000      33,694       33,694     250,000
          8                50,133       30,199       30,199      250,000      39,630       39,630     250,000
          9                57,889       33,731       33,731      250,000      45,703       45,703     250,000
         10                66,034       37,017       37,017      250,000      51,874       51,874     250,000
         11                74,586       40,293       40,293      250,000      58,437       58,437     250,000
         12                83,565       43,394       43,394      250,000      65,212       65,212     250,000
         13                92,993       46,340       46,340      250,000      72,234       72,234     250,000
         14               102,893       49,109       49,109      250,000      79,503       79,503     250,000
         15               113,287       51,690       51,690      250,000      87,031       87,031     250,000
         16               124,202       54,110       54,110      250,000      94,867       94,867     250,000
         17               135,662       56,343       56,343      250,000     103,016      103,016     250,000
         18               147,695       58,372       58,372      250,000     111,498      111,498     250,000
         19               160,330       60,186       60,186      250,000     120,339      120,339     250,000
         20               173,596       61,765       61,765      250,000     129,566      129,566     250,000
       Age 60             113,287       51,690       51,690      250,000      87,031       87,031     250,000
       Age 65             173,596       61,765       61,765      250,000     129,566      129,566     250,000
       Age 70             250,567       65,844       65,844      250,000     184,273      184,273     250,000
       Age 75             348,804       59,643       59,643      250,000     258,193      258,193     276,266

                                HYPOTHETICAL 12%
                            GROSS INVESTMENT RETURN
                       ----------------------------------
     CERTIFICATE       SURRENDER   CERTIFICATE    DEATH
        YEAR             VALUE      VALUE (2)    BENEFIT
---------------------  ---------   -----------   --------
          1               4,195        4,195     250,000
          2               9,083        9,083     250,000
          3              14,459       14,459     250,000
          4              20,377       20,377     250,000
          5              26,889       26,889     250,000
          6              34,487       34,487     250,000
          7              42,855       42,855     250,000
          8              52,079       52,079     250,000
          9              62,159       62,159     250,000
         10              73,154       73,154     250,000
         11              85,532       85,532     250,000
         12              99,205       99,205     250,000
         13             114,354      114,354     250,000
         14             131,156      131,156     250,000
         15             149,824      149,824     250,000
         16             170,626      170,626     250,000
         17             193,839      193,839     250,000
         18             219,660      219,660     276,771
         19             248,213      248,213     307,784
         20             279,792      279,792     341,346
       Age 60           149,824      149,824     250,000
       Age 65           279,792      279,792     341,346
       Age 70           498,305      498,305     578,034
       Age 75           862,783      862,783     923,178

(1) Assumes a $5,000 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                        GROUP VARIABLE LIFE CERTIFICATE

                                                          MALE NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                          DEATH BENEFIT OPTION 1
                                                                GUARANTEED ISSUE

                      GUARANTEED COST OF INSURANCE CHARGES

                          PREMIUMS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%
                         PAID PLUS          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN
                          INTEREST     ----------------------------------   ----------------------------------
     CERTIFICATE           AT 5%       SURRENDER   CERTIFICATE    DEATH     SURRENDER   CERTIFICATE    DEATH
        YEAR            PER YEAR (1)     VALUE      VALUE (2)    BENEFIT      VALUE      VALUE (2)    BENEFIT
---------------------   ------------   ---------   -----------   --------   ---------   -----------   --------
          1                 5,250        2,967        2,967      250,000       3,184        3,184     250,000
          2                10,763        5,816        5,816      250,000       6,435        6,435     250,000
          3                16,551        8,544        8,544      250,000       9,754        9,754     250,000
          4                22,628       11,150       11,150      250,000      13,137       13,137     250,000
          5                29,010       13,629       13,629      250,000      16,583       16,583     250,000
          6                35,710       16,233       16,233      250,000      20,355       20,355     250,000
          7                42,746       18,690       18,690      250,000      24,186       24,186     250,000
          8                50,133       20,987       20,987      250,000      28,067       28,067     250,000
          9                57,889       23,111       23,111      250,000      31,988       31,988     250,000
         10                66,034       25,051       25,051      250,000      35,939       35,939     250,000
         11                74,586       26,866       26,866      250,000      40,008       40,008     250,000
         12                83,565       28,477       28,477      250,000      44,104       44,104     250,000
         13                92,993       29,878       29,878      250,000      48,225       48,225     250,000
         14               102,893       31,052       31,052      250,000      52,358       52,358     250,000
         15               113,287       31,975       31,975      250,000      56,490       56,490     250,000
         16               124,202       32,623       32,623      250,000      60,603       60,603     250,000
         17               135,662       32,968       32,968      250,000      64,679       64,679     250,000
         18               147,695       32,965       32,965      250,000      68,688       68,688     250,000
         19               160,330       32,570       32,570      250,000      72,600       72,600     250,000
         20               173,596       31,735       31,735      250,000      76,385       76,385     250,000
       Age 60             113,287       31,975       31,975      250,000      56,490       56,490     250,000
       Age 65             173,596       31,735       31,735      250,000      76,385       76,385     250,000
       Age 70             250,567       20,511       20,511      250,000      97,008       97,008     250,000
       Age 75             348,804            0            0            0     111,136      111,136     250,000

                                HYPOTHETICAL 12%
                            GROSS INVESTMENT RETURN
                       ----------------------------------
     CERTIFICATE       SURRENDER   CERTIFICATE    DEATH
        YEAR             VALUE      VALUE (2)    BENEFIT
---------------------  ---------   -----------   --------
          1               3,402        3,402     250,000
          2               7,083        7,083     250,000
          3              11,069       11,069     250,000
          4              15,388       15,388     250,000
          5              20,070       20,070     250,000
          6              25,421       25,421     250,000
          7              31,225       31,225     250,000
          8              37,520       37,520     250,000
          9              44,347       44,347     250,000
         10              51,758       51,758     250,000
         11              59,948       59,948     250,000
         12              68,884       68,884     250,000
         13              78,654       78,654     250,000
         14              89,356       89,356     250,000
         15             101,097      101,097     250,000
         16             114,005      114,005     250,000
         17             128,233      128,233     250,000
         18             143,951      143,951     250,000
         19             161,373      161,373     250,000
         20             180,756      180,756     250,000
       Age 60           101,097      101,097     250,000
       Age 65           180,756      180,756     250,000
       Age 70           326,211      326,211     378,405
       Age 75           567,113      567,113     606,811

(1) Assumes a $5,000 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                        GROUP VARIABLE LIFE CERTIFICATE

                                                          MALE NON-SMOKER AGE 30
                                                SPECIFIED FACE AMOUNT = $250,000
                                                          DEATH BENEFIT OPTION 2
                                                                GUARANTEED ISSUE

                       CURRENT COST OF INSURANCE CHARGES

                          PREMIUMS              HYPOTHETICAL 0%                       HYPOTHETICAL 6%
                         PAID PLUS          GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN
                          INTEREST     ----------------------------------   -----------------------------------
     CERTIFICATE           AT 5%       SURRENDER   CERTIFICATE    DEATH     SURRENDER   CERTIFICATE     DEATH
        YEAR            PER YEAR (1)     VALUE      VALUE (2)    BENEFIT      VALUE      VALUE (2)     BENEFIT
---------------------   ------------   ---------   -----------   --------   ---------   -----------   ---------
          1                  8,400        6,535        6,535     256,535       6,942         6,942      256,942
          2                 17,220       13,378       13,378     263,378      14,627        14,627      264,627
          3                 26,481       20,122       20,122     270,122      22,662        22,662      272,662
          4                 36,205       26,766       26,766     276,766      31,061        31,061      281,061
          5                 46,415       33,311       33,311     283,311      39,840        39,840      289,840
          6                 57,136       40,121       40,121     290,121      49,398        49,398      299,398
          7                 68,393       46,827       46,827     296,827      59,386        59,386      309,386
          8                 80,213       53,429       53,429     303,429      69,824        69,824      319,824
          9                 92,623       59,898       59,898     309,898      80,701        80,701      330,701
         10                105,654       66,218       66,218     316,218      92,016        92,016      342,016
         11                119,337       72,670       72,670     322,670     104,162       104,162      354,162
         12                133,704       79,007       79,007     329,007     116,861       116,861      366,861
         13                148,789       85,238       85,238     335,238     130,147       130,147      380,147
         14                164,629       91,356       91,356     341,356     144,042       144,042      394,042
         15                181,260       97,355       97,355     347,355     158,567       158,567      408,567
         16                198,723      103,241      103,241     353,241     173,761       173,761      423,761
         17                217,059      109,003      109,003     359,003     189,642       189,642      439,642
         18                236,312      114,634      114,634     364,634     206,237       206,237      456,237
         19                256,528      120,135      120,135     370,135     223,579       223,579      473,579
         20                277,754      125,515      125,515     375,515     241,716       241,716      491,716
       Age 60              558,086      173,430      173,430     423,430     480,735       480,735      730,735
       Age 65              758,691      189,265      189,265     439,265     645,191       645,191      895,191
       Age 70            1,014,718      195,696      195,696     445,696     846,067       846,067    1,096,067
       Age 75            1,341,481      188,228      188,228     438,228    1,087,965    1,087,965    1,337,965

                                HYPOTHETICAL 12%
                             GROSS INVESTMENT RETURN
                       -----------------------------------
     CERTIFICATE       SURRENDER   CERTIFICATE     DEATH
        YEAR             VALUE      VALUE (2)     BENEFIT
---------------------  ---------   -----------   ---------
          1               7,350         7,350      257,350
          2              15,925        15,925      265,925
          3              25,406        25,406      275,406
          4              35,887        35,887      285,887
          5              47,473        47,473      297,473
          6              60,679        60,679      310,679
          7              75,275        75,275      325,275
          8              91,409        91,409      341,409
          9             109,210       109,210      359,210
         10             128,835       128,835      378,835
         11             150,978       150,978      400,978
         12             175,495       175,495      426,452
         13             202,636       202,636      478,221
         14             232,652       232,652      532,774
         15             265,839       265,839      590,164
         16             302,543       302,543      650,468
         17             343,114       343,114      717,109
         18             387,952       387,952      787,542
         19             437,508       437,508      861,891
         20             492,306       492,306      940,304
       Age 60          1,509,447    1,509,447    2,022,659
       Age 65          2,571,810    2,571,810    3,137,609
       Age 70          4,336,175    4,336,175    5,029,963
       Age 75          7,279,142    7,279,142    7,788,682

(1)Assumes a $8,000 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                        GROUP VARIABLE LIFE CERTIFICATE

                                                          MALE NON-SMOKER AGE 30
                                                SPECIFIED FACE AMOUNT = $250,000
                                                          DEATH BENEFIT OPTION 2
                                                                GUARANTEED ISSUE

                      GUARANTEED COST OF INSURANCE CHARGES

                          PREMIUMS              HYPOTHETICAL 0%                       HYPOTHETICAL 6%
                         PAID PLUS          GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN
                          INTEREST     ----------------------------------   -----------------------------------
     CERTIFICATE           AT 5%       SURRENDER   CERTIFICATE    DEATH     SURRENDER   CERTIFICATE     DEATH
        YEAR            PER YEAR (1)     VALUE      VALUE (2)    BENEFIT      VALUE      VALUE (2)     BENEFIT
---------------------   ------------   ---------   -----------   --------   ---------   -----------   ---------
          1                  8,400        6,096        6,096     256,096       6,487        6,487       256,487
          2                 17,220       12,060       12,060     262,060      13,222       13,222       263,222
          3                 26,481       17,892       17,892     267,892      20,214       20,214       270,214
          4                 36,205       23,589       23,589     273,589      27,466       27,466       277,466
          5                 46,415       29,152       29,152     279,152      34,987       34,987       284,987
          6                 57,136       34,708       34,708     284,708      42,914       42,914       292,914
          7                 68,393       40,127       40,127     290,127      51,132       51,132       301,132
          8                 80,213       45,406       45,406     295,406      59,643       59,643       309,643
          9                 92,623       50,544       50,544     300,544      68,458       68,458       318,458
         10                105,654       55,541       55,541     305,541      77,584       77,584       327,584
         11                119,337       60,550       60,550     310,550      87,238       87,238       337,238
         12                133,704       65,423       65,423     315,423      97,251       97,251       347,251
         13                148,789       70,162       70,162     320,162     107,636      107,636       357,636
         14                164,629       74,763       74,763     324,763     118,404      118,404       368,404
         15                181,260       79,224       79,224     329,224     129,564      129,564       379,564
         16                198,723       83,541       83,541     333,541     141,127      141,127       391,127
         17                217,059       87,710       87,710     337,710     153,103      153,103       403,103
         18                236,312       91,729       91,729     341,729     165,505      165,505       415,505
         19                256,528       95,594       95,594     345,594     178,344      178,344       428,344
         20                277,754       99,300       99,300     349,300     191,629      191,629       441,629
       Age 60              558,086      135,017      135,017     385,017     378,918      378,918       628,918
       Age 65              758,691      141,408      141,408     391,408     501,641      501,641       751,641
       Age 70            1,014,718      133,825      133,825     383,825     643,251      643,251       893,251
       Age 75            1,341,481      103,418      103,418     353,418     798,281      798,281     1,048,281

                                HYPOTHETICAL 12%
                             GROSS INVESTMENT RETURN
                       -----------------------------------
     CERTIFICATE       SURRENDER   CERTIFICATE     DEATH
        YEAR             VALUE      VALUE (2)     BENEFIT
---------------------  ---------   -----------   ---------
          1               6,878         6,878      256,878
          2              14,432        14,432      264,432
          3              22,728        22,728      272,728
          4              31,833        31,833      281,833
          5              41,825        41,825      291,825
          6              52,925        52,925      302,925
          7              65,106        65,106      315,106
          8              78,467        78,467      328,467
          9              93,123        93,123      343,123
         10             109,200       109,200      359,200
         11             127,121       127,121      377,121
         12             146,823       146,823      396,823
         13             168,484       168,484      418,484
         14             192,299       192,299      442,299
         15             218,466       218,466      484,995
         16             247,176       247,176      531,428
         17             278,661       278,661      582,401
         18             313,190       313,190      635,775
         19             351,054       351,054      691,577
         20             392,578       392,578      749,824
       Age 60          1,200,142    1,200,142    1,608,190
       Age 65          2,034,678    2,034,678    2,482,308
       Age 70          3,405,680    3,405,680    3,950,588
       Age 75          5,670,041    5,670,041    6,066,944

(1) Assumes a $8,000 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                        GROUP VARIABLE LIFE CERTIFICATE

                                                          MALE NON-SMOKER AGE 40
                                                SPECIFIED FACE AMOUNT = $250,000
                                                          DEATH BENEFIT OPTION 3
                                                                GUARANTEED ISSUE

                       CURRENT COST OF INSURANCE CHARGES

                          PREMIUMS              HYPOTHETICAL 0%                       HYPOTHETICAL 6%
                         PAID PLUS          GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN
                          INTEREST     ----------------------------------   -----------------------------------
     CERTIFICATE           AT 5%       SURRENDER   CERTIFICATE    DEATH     SURRENDER   CERTIFICATE     DEATH
        YEAR            PER YEAR (1)     VALUE      VALUE (2)    BENEFIT      VALUE      VALUE (2)     BENEFIT
---------------------   ------------   ---------   -----------   --------   ---------   -----------   ---------
          1                 11,865        9,257        9,257     250,000       9,833        9,833       250,000
          2                 24,323       18,932       18,932     250,000      20,700       20,700       250,000
          3                 37,404       28,463       28,463     250,000      32,060       32,060       250,000
          4                 51,140       37,847       37,847     250,000      43,931       43,931       250,000
          5                 65,562       47,086       47,086     250,000      56,337       56,337       250,000
          6                 80,705       56,707       56,707     250,000      69,857       69,857       250,000
          7                 96,605       66,178       66,178     250,000      83,992       83,992       250,000
          8                113,300       75,499       75,499     250,000      98,723       98,723       284,282
          9                130,830       84,628       84,628     250,000     114,006      114,006       317,930
         10                149,237       93,530       93,530     252,643     129,810      129,810       350,643
         11                168,564      102,591      102,591     268,484     146,698      146,698       383,913
         12                188,857      111,457      111,457     282,658     164,252      164,252       416,546
         13                210,165      120,142      120,142     295,332     182,512      182,512       448,651
         14                232,538      128,641      128,641     306,618     201,495      201,495       480,266
         15                256,030      136,945      136,945     316,602     221,207      221,207       511,407
         16                280,696      145,082      145,082     325,465     241,716      241,716       542,246
         17                306,596      153,041      153,041     333,274     263,029      263,029       572,795
         18                333,791      160,823      160,823     340,121     285,173      285,173       603,108
         19                362,345      168,423      168,423     346,064     308,163      308,163       633,193
         20                392,328      175,833      175,833     351,156     332,009      332,009       663,056
       Age 60              392,328      175,833      175,833     351,156     332,009      332,009       663,056
       Age 65              566,282      211,241      211,241     368,560     467,487      467,487       815,641
       Age 70              788,297      241,336      241,336     373,354     627,412      627,412       970,622
       Age 75            1,071,650      266,155      266,155     370,968     813,759      813,759     1,134,220

                                HYPOTHETICAL 12%
                             GROSS INVESTMENT RETURN
                       -----------------------------------
     CERTIFICATE       SURRENDER   CERTIFICATE     DEATH
        YEAR             VALUE      VALUE (2)     BENEFIT
---------------------  ---------   -----------   ---------
          1              10,409        10,409      250,000
          2              22,538        22,538      250,000
          3              35,946        35,946      250,000
          4              50,767        50,767      250,000
          5              67,153        67,153      250,000
          6              85,848        85,848      263,745
          7             106,457       106,457      316,608
          8             129,158       129,158      371,923
          9             154,084       154,084      429,694
         10             181,377       181,377      489,935
         11             212,011       212,011      554,841
         12             245,708       245,708      623,123
         13             282,796       282,796      695,167
         14             323,592       323,592      771,284
         15             368,429       368,429      851,768
         16             417,774       417,774      937,202
         17             472,036       472,036    1,027,946
         18             531,692       531,692    1,124,466
         19             597,241       597,241    1,227,172
         20             669,220       669,220    1,336,500
       Age 60           669,220       669,220    1,336,500
       Age 65          1,155,016    1,155,016    2,015,197
       Age 70          1,921,841    1,921,841    2,973,139
       Age 75          3,119,972    3,119,972    4,348,626

(1) Assumes a $11,300 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                        GROUP VARIABLE LIFE CERTIFICATE

                                                          MALE NON-SMOKER AGE 40
                                                SPECIFIED FACE AMOUNT = $250,000
                                                          DEATH BENEFIT OPTION 3
                                                                GUARANTEED ISSUE

                      GUARANTEED COST OF INSURANCE CHARGES

                          PREMIUMS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%
                         PAID PLUS          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN
                          INTEREST     ----------------------------------   ----------------------------------
     CERTIFICATE           AT 5%       SURRENDER   CERTIFICATE    DEATH     SURRENDER   CERTIFICATE    DEATH
        YEAR            PER YEAR (1)     VALUE      VALUE (2)    BENEFIT      VALUE      VALUE (2)    BENEFIT
---------------------   ------------   ---------   -----------   --------   ---------   -----------   --------
          1                 11,865        8,577        8,577     250,000       9,128        9,128     250,000
          2                 24,323       16,957       16,957     250,000      18,597       18,597     250,000
          3                 37,404       25,143       25,143     250,000      28,422       28,422     250,000
          4                 51,140       33,139       33,139     250,000      38,617       38,617     250,000
          5                 65,562       40,947       40,947     250,000      49,199       49,199     250,000
          6                 80,705       48,768       48,768     250,000      60,391       60,391     250,000
          7                 96,605       56,401       56,401     250,000      72,013       72,013     250,000
          8                113,300       63,851       63,851     250,000      84,089       84,089     250,000
          9                130,830       71,119       71,119     250,000      96,592       96,592     264,825
         10                149,237       78,209       78,209     250,000     109,466      109,466     290,735
         11                168,564       85,338       85,338     250,000     123,008      123,008     316,550
         12                188,857       92,301       92,301     250,000     136,963      136,963     341,599
         13                210,165       99,098       99,098     250,000     151,332      151,332     365,906
         14                232,538      105,711      105,711     250,000     166,109      166,109     389,496
         15                256,030      112,102      112,102     255,011     181,292      181,292     412,405
         16                280,696      118,267      118,267     261,107     196,876      196,876     434,659
         17                306,596      124,205      124,205     266,250     212,860      212,860     456,292
         18                333,791      129,923      129,923     270,529     229,247      229,247     477,345
         19                362,345      135,418      135,418     274,005     246,032      246,032     497,820
         20                392,328      140,688      140,688     276,742     263,202      263,202     517,735
       Age 60              392,328      140,688      140,688     276,742     263,202      263,202     517,735
       Age 65              566,282      170,333      170,333     293,106     368,902      368,902     634,801
       Age 70              788,297      194,045      194,045     296,511     488,259      488,259     746,088
       Age 75            1,071,650      211,449      211,449     291,561     618,517      618,517     852,857

                                HYPOTHETICAL 12%
                             GROSS INVESTMENT RETURN
                       -----------------------------------
     CERTIFICATE       SURRENDER   CERTIFICATE     DEATH
        YEAR             VALUE      VALUE (2)     BENEFIT
---------------------  ---------   -----------   ---------
          1               9,680         9,680      250,000
          2              20,305        20,305      250,000
          3              31,973        31,973      250,000
          4              44,791        44,791      250,000
          5              58,879        58,879      250,000
          6              74,583        74,583      250,000
          7              91,835        91,835      268,473
          8             110,648       110,648      313,223
          9             131,151       131,151      359,574
         10             153,488       153,488      407,654
         11             178,215       178,215      458,622
         12             205,183       205,183      511,745
         13             234,573       234,573      567,175
         14             266,575       266,575      625,072
         15             301,397       301,397      685,622
         16             339,257       339,257      749,006
         17             380,398       380,398      815,433
         18             425,089       425,089      885,134
         19             473,601       473,601      958,286
         20             526,217       526,217    1,035,102
       Age 60           526,217       526,217    1,035,102
       Age 65           896,401       896,401    1,542,511
       Age 70          1,459,667    1,459,667    2,230,455
       Age 75          2,297,004    2,297,004    3,167,277

(1) Assumes a $11,300 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                          MONTHLY EXPENSE CHARGE TABLE
                       (PER THOUSAND OF BASE FACE AMOUNT)

  Unit Charges/per $1,000 Face
Issue Age    Non-smoker    Smoker
---------    ----------    ------
    0          0.0250      0.0250
    1          0.0275      0.0275
    2          0.0275      0.0275
    3          0.0275      0.0275
    4          0.0275      0.0275
    5          0.0300      0.0300
    6          0.0300      0.0300
    7          0.0300      0.0300
    8          0.0300      0.0300
    9          0.0325      0.0325
    10         0.0325      0.0325
    11         0.0325      0.0325
    12         0.0350      0.0350
    13         0.0350      0.0350
    14         0.0350      0.0350
    15         0.0375      0.0375
    16         0.0375      0.0375
    17         0.0375      0.0375
    18         0.0300      0.0400
    19         0.0300      0.0400
    20         0.0325      0.0400
    21         0.0325      0.0425
    22         0.0325      0.0425
    23         0.0350      0.0425
    24         0.0350      0.0450
    25         0.0375      0.0450
    26         0.0375      0.0475
    27         0.0375      0.0475
    28         0.0400      0.0475
    29         0.0400      0.0500
    30         0.0425      0.0500
    31         0.0425      0.0525
    32         0.0425      0.0525
    33         0.0450      0.0525
    34         0.0450      0.0550
    35         0.0450      0.0550
    36         0.0500      0.0600
    37         0.0525      0.0650
    38         0.0575      0.0700
    39         0.0600      0.0725
    40         0.0650      0.0775
    41         0.0675      0.0825
    42         0.0725      0.0875
    43         0.0750      0.0925
    44         0.0800      0.0975
    45         0.0825      0.1000
    46         0.0875      0.1050
    47         0.0900      0.1100

  Unit Charges/per $1,000 Face
Issue Age    Non-smoker    Smoker
---------    ----------    ------
    48         0.0950      0.1150
    49         0.1000      0.1200
    50         0.1050      0.1250
    51         0.1075      0.1300
    52         0.1100      0.1325
    53         0.1150      0.1375
    54         0.1175      0.1425
    55         0.1200      0.1475
    56         0.1275      0.1550
    57         0.1375      0.1650
    58         0.1450      0.1750
    59         0.1525      0.1825
    60         0.1600      0.1925
    61         0.1700      0.1975
    62         0.1775      0.2025
    63         0.1875      0.2075
    64         0.1975      0.2125
    65         0.2075      0.2175
    66         0.2075      0.2150
    67         0.2050      0.2150
    68         0.2050      0.2125
    69         0.2050      0.2125
    70         0.2050      0.2100
    71         0.2050      0.2100
    72         0.2050      0.2100
    73         0.2050      0.2100
    74         0.2050      0.2100
    75         0.2050      0.2100
    76         0.2050      0.2100
    77         0.2050      0.2100
    78         0.2050      0.2100
    79         0.2050      0.2100
    80         0.2050      0.2100
    81         0.2050      0.2100
    82         0.2050      0.2100
    83         0.2050      0.2100
    84         0.2050      0.2100
    85         0.2050      0.2100

Example 1:

Assume that a Nonsmoker, Age 40, purchases a Certificate with a Face Amount of $100,000, of which $50,000 is attributable to the Base Amount and $50,000 is attributable to the Insured Term Rider. The Monthly Expense Charge, if applicable, is assessed only on the Base Amount. From the table above, the Monthly Expense Charge would be $3.25 per month or (0.0650 per $1000 Base Face *$50,000 Base Amount).

Example 2:

Assume that a Nonsmoker, Age 40, purchases a Certificate with a Face Amount of $100,000, all of which is attributable to the Base Amount (there is no Insured Term Rider). From the table above, the monthly expense charge would be $6.50 per month or (0.0650 per $1000 Base Face *$100,000 Base Face).

                                   APPENDIX E
                            PERFORMANCE INFORMATION

The Certificates will be offered to the public in 2001. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables I(A) and I(B)), and based on the periods that the Underlying Funds have been in existence (Tables II (A) and II (B)). The results for any period prior to the Certificates being offered will be calculated as if the Certificates had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Tables I(A) and II(A)) under a "representative" Certificate that is surrendered at the end of the applicable period. For more information on charges under the Certificates, see CHARGES AND DEDUCTIONS.

In each Table in Appendix E, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2000. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

Performance information may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable life separate accounts or other investment products tracked by Lipper Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

The Company may provide information on various topics of interest to Certificate Owners and prospective Certificate Owners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

                                   TABLE I(A)
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 2000
                         SINCE INCEPTION OF SUB-ACCOUNT
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CERTIFICATE

The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Certificate charges for a representative Certificate. It is assumed that the Insured is male, Age 36, standard (non-smoker) Premium Class, that the Face Amount of the Certificate is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Certificate at the end of the applicable period.

                                                                                                  TEN YEARS OR
                                                SUB-ACCOUNT     ONE-YEAR                             LIFE OF
                                                INCEPTION         TOTAL               5            SUB-ACCOUNT
                                                  DATE           RETURN             YEARS           (IF LESS)
AIT Core Equity Fund                            11/13/96             -33.60%         N/A                   3.84%
AIT Government Bond Fund                        11/13/96             -18.05%         N/A                  -4.66%
AIT Money Market Fund                           11/13/96             -20.93%         N/A                  -5.18%
AIT Select Aggressive Growth Fund               11/13/96             -45.53%         N/A                  -2.97%
AIT Select Capital Appreciation Fund            11/13/96             -20.60%         N/A                   2.77%
AIT Select Emerging Markets Fund                03/10/00           N/A               N/A                 -49.69%
AIT Select Growth and Income Fund               11/13/96             -34.63%         N/A                   0.31%
AIT Select Growth Fund                          11/13/96             -40.18%         N/A                   6.09%
AIT Select International Equity Fund            11/13/96             -33.18%         N/A                   0.31%
AIT Select Investment Grade Income Fund         11/13/96             -17.80%         N/A                  -4.32%
AIT Select Strategic Growth Fund                03/10/00           N/A               N/A                 -45.85%
AIT Select Strategic Income Fund                   N/A             N/A               N/A               N/A
AIT Select Value Opportunity Fund               11/13/96              -1.72%         N/A                   2.82%
Credit Suisse Warburg Pincus Global
 Post-Venture Capital Portfolio                    N/A             N/A               N/A               N/A
Credit Suisse Warburg Pincus Small Company
 Growth Portfolio                                  N/A             N/A               N/A               N/A
Deutsche VIT Equity 500 Index Fund                 N/A             N/A               N/A               N/A
Deutsche VIT Small Cap Index Fund                  N/A             N/A               N/A               N/A
Fidelity VIP Equity-Income Portfolio            11/13/96             -19.31%         N/A                   2.29%
Fidelity VIP Growth Portfolio                   11/13/96             -34.77%         N/A                   8.35%
Fidelity VIP High Income Portfolio              11/13/96             -43.89%         N/A                 -11.44%
Fidelity VIP Overseas Portfolio                 11/13/96             -41.23%         N/A                  -0.74%
Fidelity VIP II Contrafund-Registered
 Trademark- Portfolio                              N/A             N/A               N/A               N/A
Goldman Sachs VIT Capital Growth Fund              N/A             N/A               N/A               N/A
Goldman Sachs VIT CORE-SM- Large Cap Growth
 Fund                                              N/A             N/A               N/A               N/A
Goldman Sachs VIT CORE-SM- Small Cap Equity
 Fund                                              N/A             N/A               N/A               N/A
J.P. Morgan Small Company Portfolio                N/A             N/A               N/A               N/A
Janus Aspen Aggressive Growth Portfolio
 (Service Shares)                                  N/A             N/A               N/A               N/A
PIMCO Total Return Bond Portfolio II               N/A             N/A               N/A               N/A
T. Rowe Price International Stock Portfolio     03/10/00           N/A               N/A                 -36.24%
UIF Technology Portfolio                           N/A             N/A               N/A               N/A

No performance information is given for the other Sub-Accounts because they had not begun operations as of the date of this Prospectus.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                         SINCE INCEPTION OF SUB-ACCOUNT
          EXCLUDING MONTHLY CERTIFICATE CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                                  TEN YEARS OR
                                                SUB-ACCOUNT     ONE-YEAR                             LIFE OF
                                                INCEPTION         TOTAL               5            SUB-ACCOUNT
                                                  DATE           RETURN             YEARS           (IF LESS)
AIT Core Equity Fund                            11/13/96             -10.33%         N/A                  13.84%
AIT Government Bond Fund                        11/13/96               9.01%         N/A                   5.11%
AIT Money Market Fund                           11/13/96               5.44%         N/A                   4.57%
AIT Select Aggressive Growth Fund               11/13/96             -25.22%         N/A                   6.84%
AIT Select Capital Appreciation Fund            11/13/96               5.85%         N/A                  12.74%
AIT Select Emerging Markets Fund                03/10/00           N/A               N/A                 -41.20%
AIT Select Growth and Income Fund               11/13/96             -11.61%         N/A                  10.21%
AIT Select Growth Fund                          11/13/96             -18.53%         N/A                  16.15%
AIT Select International Equity Fund            11/13/96              -9.79%         N/A                  10.21%
AIT Select Investment Grade Income Fund         11/13/96               9.32%         N/A                   5.45%
AIT Select Strategic Growth Fund                03/10/00           N/A               N/A                 -35.24%
AIT Select Strategic Income Fund                   N/A             N/A               N/A               N/A
AIT Select Value Opportunity Fund               11/13/96              29.22%         N/A                  12.79%
Credit Suisse Warburg Pincus Global
 Post-Venture Capital Portfolio                    N/A             N/A               N/A               N/A
Credit Suisse Warburg Pincus Small Company
 Growth Portfolio                                  N/A             N/A               N/A               N/A
Deutsche VIT Equity 500 Index Fund                 N/A             N/A               N/A               N/A
Deutsche VIT Small Cap Index Fund                  N/A             N/A               N/A               N/A
Fidelity VIP Equity-Income Portfolio            11/13/96               7.44%         N/A                  12.24%
Fidelity VIP Growth Portfolio                   11/13/96             -11.78%         N/A                  18.47%
Fidelity VIP High Income Portfolio              11/13/96             -23.17%         N/A                  -1.84%
Fidelity VIP Overseas Portfolio                 11/13/96             -19.84%         N/A                   9.13%
Fidelity VIP II Contrafund-Registered
 Trademark- Portfolio                              N/A             N/A               N/A               N/A
Goldman Sachs VIT Capital Growth Fund              N/A             N/A               N/A               N/A
Goldman Sachs VIT CORE-SM- Large Cap Growth
 Fund                                              N/A             N/A               N/A               N/A
Goldman Sachs VIT CORE-SM- Small Cap Equity
 Fund                                              N/A             N/A               N/A               N/A
J.P. Morgan Small Company Portfolio                N/A             N/A               N/A               N/A
Janus Aspen Aggressive Growth Portfolio
 (Service Shares)                                  N/A             N/A               N/A               N/A
PIMCO Total Return Bond Portfolio II               N/A             N/A               N/A               N/A
T. Rowe Price International Stock Portfolio     03/10/00           N/A               N/A                 -20.37%
UIF Technology Portfolio                           N/A             N/A               N/A               N/A

No performance information is given for the other Sub-Accounts because they had not begun operations as of the date of this Prospectus.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CERTIFICATE

The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Certificate charges for a representative Certificate. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Certificate is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Certificate at the end of the applicable period.

                                                UNDERLYING
                                                PORTFOLIO                                         TEN YEARS OR
                                                INCEPTION       ONE-YEAR              5           LIFE OF FUND
                                                  DATE        TOTAL RETURN          YEARS           (IF LESS)
AIT Core Equity Fund                            04/29/85             -33.60%             6.50%            11.21%
AIT Government Bond Fund                        08/26/91             -18.05%            -3.65%             1.37%
AIT Money Market Fund                           04/29/85             -20.93%            -3.82%            -0.01%
AIT Select Aggressive Growth Fund               08/21/92             -45.53%             0.86%             8.34%
AIT Select Capital Appreciation Fund            04/28/95             -20.60%             4.20%            10.24%
AIT Select Emerging Markets Fund                02/20/98             -55.53%         N/A                 -19.94%
AIT Select Growth and Income Fund               08/21/92             -34.63%             3.38%             6.58%
AIT Select Growth Fund                          08/21/92             -40.18%             9.22%             9.39%
AIT Select International Equity Fund            05/02/94             -33.18%             2.83%             4.34%
AIT Select Investment Grade Income Fund         04/29/85             -17.80%            -3.32%             2.94%
AIT Select Strategic Growth Fund                02/20/98             -55.38%         N/A                 -23.97%
AIT Select Strategic Income Fund                07/03/00           N/A               N/A                 -17.24%
AIT Select Value Opportunity Fund               04/30/93              -1.72%             6.40%             7.63%
Credit Suisse Warburg Pincus Global
 Post-Venture Capital Portfolio                 09/30/96             -41.09%         N/A                   0.35%
Credit Suisse Warburg Pincus Small Company
 Growth Portfolio                               06/30/95             -40.43%             2.70%             6.87%
Deutsche VIT Equity 500 Index Fund              10/01/97             -33.39%         N/A                  -1.41%
Deutsche VIT Small Cap Index Fund               08/25/97             -29.12%         N/A                  -7.25%
Fidelity VIP Equity-Income Portfolio            10/09/86             -19.31%             4.01%            12.45%
Fidelity VIP Growth Portfolio                   10/09/86             -34.77%             9.72%            15.04%
Fidelity VIP High Income Portfolio              09/19/85             -43.89%            -7.76%             4.88%
Fidelity VIP Overseas Portfolio                 01/28/87             -41.23%             1.05%             4.30%
Fidelity VIP II Contrafund-Registered
 Trademark- Portfolio                           01/03/95             -31.30%             8.27%            13.22%
Goldman Sachs VIT Capital Growth Fund           04/30/98             -32.36%         N/A                  -4.08%
Goldman Sachs VIT CORE-SM- Large Cap Growth
 Fund                                           02/13/98             -43.85%         N/A                  -6.64%
Goldman Sachs VIT CORE-SM- Small Cap Equity
 Fund                                           02/13/98             -24.64%         N/A                 -10.85%
J.P. Morgan Small Company Portfolio             12/31/94             -35.04%             3.11%             7.81%
Janus Aspen Aggressive Growth Portfolio
 (Service Shares)                               09/13/93             -51.25%            10.30%            15.51%
PIMCO Total Return Bond Portfolio II            05/28/99             -17.01%         N/A                 -13.92%
T. Rowe Price International Stock Portfolio     03/31/94             -40.22%            -0.89%             1.21%
UIF Technology Portfolio                        11/30/99             -33.77%         N/A                 -16.72%

(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Certificates.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
          EXCLUDING MONTHLY CERTIFICATE CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                UNDERLYING
                                                PORTFOLIO                                         TEN YEARS OR
                                                INCEPTION       ONE-YEAR              5           LIFE OF FUND
                                                  DATE        TOTAL RETURN          YEARS           (IF LESS)
AIT Core Equity Fund                            04/29/85             -10.33%            14.96%            15.13%
AIT Government Bond Fund                        08/26/91               9.01%             4.70%             5.65%
AIT Money Market Fund                           04/29/85               5.44%             4.53%             4.06%
AIT Select Aggressive Growth Fund               08/21/92             -25.22%             9.25%            13.07%
AIT Select Capital Appreciation Fund            04/28/95               5.85%            12.63%            17.63%
AIT Select Emerging Markets Fund                02/20/98             -37.79%         N/A                  -7.67%
AIT Select Growth and Income Fund               08/21/92             -11.61%            11.80%            11.32%
AIT Select Growth Fund                          08/21/92             -18.53%            17.71%            14.12%
AIT Select International Equity Fund            05/02/94              -9.79%            11.24%            10.43%
AIT Select Investment Grade Income Fund         04/29/85               9.32%             5.03%             6.95%
AIT Select Strategic Growth Fund                02/20/98             -37.60%         N/A                 -11.96%
AIT Select Strategic Income Fund                07/03/00           N/A               N/A                   4.78%
AIT Select Value Opportunity Fund               04/30/93              29.22%            14.86%            12.84%
Credit Suisse Warburg Pincus Global
 Post-Venture Capital Portfolio                 09/30/96             -19.67%         N/A                  10.03%
Credit Suisse Warburg Pincus Small Company
 Growth Portfolio                               06/30/95             -18.85%            11.11%            14.50%
Deutsche VIT Equity 500 Index Fund              10/01/97             -10.06%         N/A                  10.70%
Deutsche VIT Small Cap Index Fund               08/25/97              -4.74%         N/A                   4.30%
Fidelity VIP Equity-Income Portfolio            10/09/86               7.44%            12.44%            16.36%
Fidelity VIP Growth Portfolio                   10/09/86             -11.78%            18.22%            18.95%
Fidelity VIP High Income Portfolio              09/19/85             -23.17%             0.56%             8.86%
Fidelity VIP Overseas Portfolio                 01/28/87             -19.84%             9.45%             8.29%
Fidelity VIP II Contrafund-Registered
 Trademark- Portfolio                           01/03/95              -7.46%            16.75%            20.13%
Goldman Sachs VIT Capital Growth Fund           04/30/98              -8.78%         N/A                  10.14%
Goldman Sachs VIT CORE-SM- Large Cap Growth
 Fund                                           02/13/98             -23.12%         N/A                   6.41%
Goldman Sachs VIT CORE-SM- Small Cap Equity
 Fund                                           02/13/98               0.83%         N/A                   1.93%
J.P. Morgan Small Company Portfolio             12/31/94             -12.12%            11.53%            14.66%
Janus Aspen Aggressive Growth Portfolio
 (Service Shares)                               09/13/93             -32.40%            18.81%            21.06%
PIMCO Total Return Bond Portfolio II            05/28/99              10.30%         N/A                   6.93%
T. Rowe Price International Stock Portfolio     03/31/94             -18.58%             7.48%             7.19%
UIF Technology Portfolio                        11/30/99             -24.25%         N/A                  -5.57%

(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Certificates.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2001

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (a wholly owned subsidiary of Allmerica Financial Corporation)

                       CONSOLIDATED STATEMENTS OF INCOME

 (Unaudited)
 Three Months Ended March 31,
 (In millions)                                     2001     2000
 -------------                                    ------  --------
 REVENUES
     Premiums...................................  $ 25.5  $   26.5
     Universal life and investment product
       policy fees..............................   100.4     102.5
     Net investment income......................   108.1      99.4
     Net realized investment losses.............    (6.5)     (8.6)
     Other income...............................    26.2      24.0
                                                  ------  --------
         Total revenues.........................   253.7     243.8
                                                  ------  --------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   118.8     112.6
     Policy acquisition expenses................    19.6      25.7
     Other operating expenses...................    73.3      60.3
                                                  ------  --------
         Total benefits, losses and expenses....   211.7     198.6
                                                  ------  --------
 Income from continuing operations before
  federal income taxes..........................    42.0      45.2
                                                  ------  --------
 FEDERAL INCOME TAX EXPENSE (BENEFIT):
     Current....................................    (8.2)     (2.9)
     Deferred...................................    15.3      11.2
                                                  ------  --------
         Total federal income tax expense.......     7.1       8.3
                                                  ------  --------
 Income from continuing operations before
  cumulative effect of change in accounting
  principle.....................................    34.9      36.9
 Cumulative effect of change in accounting
  principle (less applicable income tax benefit
  of $1.7M for the quarter ended March 31,
  2001).........................................    (3.2)    --
                                                  ------  --------
 Net income.....................................  $ 31.7  $   36.9
                                                  ======  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (a wholly owned subsidiary of Allmerica Financial Corporation)

                          CONSOLIDATED BALANCE SHEETS

                                                           (Unaudited)    (Audited)
                                                            March 31,   December 31,
 (In millions)                                                2001          2000
 -------------                                             -----------  -------------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $4,496.9 and $4,366.3)............................   $ 5,007.6     $ 4,735.8
     Equity securities at fair value (cost of $53.5 and
       $44.1)............................................        68.7          57.1
     Mortgage loans......................................       600.5         617.6
     Policy loans........................................       382.8         381.3
     Real estate and other long-term investments.........       169.4         190.5
                                                            ---------     ---------
         Total investments...............................     6,229.0       5,982.3
                                                            ---------     ---------
   Cash and cash equivalents.............................       726.6         124.9
   Accrued investment income.............................       100.3          95.7
   Deferred policy acquisition costs.....................     1,423.9       1,424.3
   Reinsurance receivable on paid and unpaid losses,
     benefits and unearned premiums......................       455.3         467.1
   Premiums, accounts and notes receivable...............        10.8          27.8
   Other assets..........................................       307.6         251.9
   Separate account assets...............................    15,594.4      17,437.4
                                                            ---------     ---------
         Total assets....................................   $24,847.9     $25,811.4
                                                            =========     =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................   $ 3,690.3     $ 3,617.4
     Outstanding claims, losses..........................       133.6         157.3
     Unearned premiums...................................         5.4           5.5
     Contractholder deposit funds and other policy
       liabilities.......................................     2,096.8       2,174.2
                                                            ---------     ---------
         Total policy liabilities and accruals...........     5,926.1       5,954.4
                                                            ---------     ---------
   Expenses and taxes payable............................       498.7         421.0
   Reinsurance premiums payable..........................         5.8          11.5
   Trust instruments supported by funding obligations....     1,338.0         621.5
   Closed Block liabilities..............................        69.9          26.6
   Separate account liabilities..........................    15,594.4      17,437.4
                                                            ---------     ---------
         Total liabilities...............................    23,432.9      24,472.4
                                                            ---------     ---------
   Commitments and contingencies (Note 10)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,001 shares issued and outstanding...         5.0           5.0
   Additional paid-in capital............................       569.0         569.0
   Accumulated other comprehensive income (loss).........        35.6          (8.7)
   Retained earnings.....................................       805.4         773.7
                                                            ---------     ---------
         Total shareholder's equity......................     1,415.0       1,339.0
                                                            ---------     ---------
         Total liabilities and shareholder's equity......   $24,847.9     $25,811.4
                                                            =========     =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (a wholly owned subsidiary of Allmerica Financial Corporation)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 (Unaudited)
 Three Months Ended March 31,
 (In millions)                                      2001      2000
 -------------                                    --------  --------
 COMMON STOCK...................................  $    5.0  $    5.0
                                                  --------  --------
 ADDITIONAL PAID-IN CAPITAL.....................     569.0     569.0
                                                  --------  --------
 ACCUMULATED OTHER COMPREHENSIVE INCOME
     Net unrealized appreciation on investments
     Balance at beginning of period.............      (8.7)    (14.9)
     Appreciation (depreciation) during the
       period:
       Net appreciation on available-for-sale
         securities.............................      68.2       1.1
       Provision for deferred federal income
         taxes..................................     (23.9)     (0.4)
                                                  --------  --------
       Other comprehensive income...............      44.3       0.7
                                                  --------  --------
     Balance at end of period...................      35.6     (14.2)
                                                  --------  --------
 RETAINED EARNINGS
     Balance at beginning of period.............     773.7     647.3
     Net income.................................      31.7      36.9
                                                  --------  --------
     Balance at end of period...................     805.4     684.2
                                                  --------  --------
         Total shareholder's equity.............  $1,415.0  $1,244.0
                                                  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (a wholly owned subsidiary of Allmerica Financial Corporation)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 (Unaudited)
 Three Months Ended March 31,
 (In millions)                                  2001    2000
 -------------                                 ------  ------
 Net income..................................  $ 31.7  $36.9
                                               ------  -----
 Other comprehensive income:
     Net appreciation on available-for-sale
       securities............................    77.1    1.1
     Provision for deferred federal income
       taxes.................................   (27.0)  (0.4)
                                               ------  -----
       Total available-for-sale securities...    50.1    0.7
                                               ------  -----
 Derivative instruments:
     Net depreciation during period..........    (8.9)  --
     Benefit for deferred federal income
       taxes.................................     3.1   --
                                               ------  -----
       Total derivative instruments..........    (5.8)  --
                                               ------  -----
       Other comprehensive income............    44.3    0.7
                                               ------  -----
 Comprehensive income........................  $ 76.0  $36.7
                                               ======  =====

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (a wholly owned subsidiary of Allmerica Financial Corporation)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 (Unaudited)
 Three Months Ended March 31,
 (In millions)                                  2001     2000
 -------------                                 -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $  31.6  $  36.9
     Adjustments to reconcile net income to
       net cash provided by (used in)
       operating activities:
         Net realized loses (gains)..........      6.5      8.5
         Net amortization and depreciation...      0.7      5.8
         Deferred federal income taxes.......     15.3     11.2
         Change in deferred acquisition
           costs.............................    (13.7)   (50.1)
         Change in premiums and notes
           receivable, net of reinsurance....     11.3     10.9
         Change in accrued investment
           income............................     (4.7)     2.5
         Change in policy liabilities and
           accruals, net.....................    146.9   (151.1)
         Change in reinsurance receivable....     11.9     20.8
         Change in expenses and taxes
           payable...........................    (21.1)   (15.6)
         Separate account activity, net......      0.1     (0.1)
         Other, net..........................    (30.0)    19.7
                                               -------  -------
             Net cash (used in) provided by
               operating activities..........    154.8   (100.6)
                                               -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
         Proceeds from disposals and
           maturities of available-for-sale
           fixed maturities..................    223.9    356.8
         Proceeds from disposals of equity
           securities........................    --       --
         Proceeds from disposals of other
           investments.......................     22.1      5.7
         Proceeds from mortgages matured or
           collected.........................     16.2     24.6
         Purchase of available-for-sale fixed
           maturities........................   (333.8)  (613.3)
         Purchase of equity securities.......     (9.5)   --
         Purchase of other investments.......     (7.8)   (18.0)
         Capital expenditures................    --        (2.4)
                                               -------  -------
             Net cash used in investing
               activities....................     88.9   (246.6)
                                               -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
         Deposits and interest credited to
           contractholder deposit funds......     47.2    602.2
         Withdrawals from contractholder
           deposit funds.....................   (227.9)  (391.9)
         Change in trust agreements supported
           by funding obligations............    716.5     27.3
         Change in short-term debt...........    --       --
                                               -------  -------
             Net cash provided by financing
               activities....................    535.8    237.6
                                               -------  -------
 Net change in cash and cash equivalents.....    601.7   (109.6)
 Cash and cash equivalents, beginning of
  period.....................................    124.9    301.9
                                               -------  -------
 Cash and cash equivalents, end of period....  $ 726.6  $ 192.3
                                               =======  =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (a wholly-owned subsidiary of Allmerica Financial Corporation)

               NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying unaudited consolidated financial statements of First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information.

The interim consolidated financial statements of First Allmerica Financial Life Insurance Company ("FAFLIC", or the "Company"), a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), include the accounts of its wholly-owned life insurance subsidiary, Allmerica Financial Life Insurance and Annuity Company ("AFLIAC") and its non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), Advantage Insurance
Network, Inc., and Allmerica Trust Company, N.A. All significant intercompany accounts and transactions have been eliminated.

The accompanying interim consolidated financial statements reflect, in the opinion of the Company's management, all adjustments necessary for a fair presentation of the financial position and results of operations. The results of operations for the three months ended March 31, 2001, are not necessarily indicative of the results to be expected for the full year. These financial statements should be read in conjunction with the Company's 2000 Annual Audited Financial Statements.

2.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2000, the American Institute of Certified Public Accountants issued Statement of Position 00-3, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEMUTUALIZATION AND FORMATIONS OF MUTUAL INSURANCE HOLDING COMPANIES AND FOR CERTAIN LONG-DURATION PARTICIPATING CONTRACTS ("SoP No. 00-3"). SoP No. 00-3 requires that closed block assets, liabilities, revenues and expenses be displayed together with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block. In addition, the SoP provides guidance on the accounting for participating contracts issued before and after the date of demutualization, recording of closed block earnings and related policyholder dividend liabilities, and the accounting treatment for expenses and equity balances at the date of demutualization. This statement became effective for fiscal years beginning after December 15, 2000. The adoption of SoP No. 00-3 did not have a material impact on the Company's financial position or results of operations. Certain prior year amounts have been reclassified to conform to the required presentation in the current year.

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash flows of the hedged item. To the extent any hedges are determined to be ineffective, all

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (a wholly-owned subsidiary of Allmerica Financial Corporation)

         NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

or a portion of the change in value of the derivative will be recognized currently in earnings. This statement became effective for fiscal years beginning after June 15, 2000. The Company adopted Statement No. 133 on
January 1, 2001. In accordance with the transition provisions of the statement, the Company recorded a $3.2 million charge, net-of-taxes, in earnings to recognize all derivative instruments at their fair values. This adjustment represents net losses that were previously deferred in other comprehensive income on derivative instruments that do not qualify for hedge accounting. The Company recorded an offsetting gain in other comprehensive income of $3.3 million, net-of-tax, to recognize these derivative instruments.

3.  SUMMARY OF NEW SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING FOR DERIVATIVES AND HEDGING ACTIVITIES

All derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings. Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that are highly effective and that are designated and qualify as foreign currency hedges are recorded in either current period earnings or other comprehensive income, depending on whether the hedge transaction is a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments are reported in current period earnings.

The Company may hold financial instruments that contain "embedded" derivative instruments. The Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument, or host contract, and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and designated as a fair-value, cash-flow, or foreign currency hedge, or as a trading derivative instrument.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively, as discussed below.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, including forecasted transactions; (2) the derivative expires or is sold, terminated, or exercised;
(3) the derivative is no longer

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (a wholly-owned subsidiary of Allmerica Financial Corporation)

         NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period earnings.

4.  DISCONTINUED OPERATIONS

During the second quarter of 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS -- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In the third quarter of 1999, the operating results from the discontinued segment were adjusted to reflect the recording of additional reserves related to accident claims from prior years. The Company also recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to a measurement date of June 30, 1999, approximately $19.9 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver and received consideration of approximately $26 million, based on renewal rights for existing policies. The Company retained policy liabilities estimated at $132.9 million at March 31, 2001 related to this business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At March 31, 2001 and 2000, the discontinued segment had assets of approximately $437.9 million and $560.9 million, respectively, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $423.9 million and $501.8 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $9.1 million and $77.7 million for the quarters ended March 31, 2001 and 2000, respectively.

5.  SIGNIFICANT TRANSACTIONS

During the second quarter of 2000, the Company adopted a formal company-wide restructuring plan. This plan is the result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (a wholly-owned subsidiary of Allmerica Financial Corporation)

         NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

enhance revenues. As a result of the Company's restructuring plan, it recognized a pre-tax charge of $11.0 million during the second quarter of 2000 as reflected in restructuring costs in the Consolidated Statements of Income. Approximately $1.9 million of this charge relates to severance and other employee related costs resulting from the elimination of positions. All levels of employees, from staff to senior management, were affected by the restructuring. In addition, approximately $9.1 million of this charge relates to other restructuring costs, including one-time project costs.

6.  DERIVATIVE INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate or foreign currency volatility. The operations of the Company are subject to risk resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are paid, withdrawn, mature or re-price in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company has developed an asset/liability management approach tailored to specific insurance or investment product objectives. The investment assets of the Company are managed in over 20 portfolio segments consistent with specific products or groups of products having similar liability characteristics. As part of this approach, management develops investment guidelines for each portfolio consistent with the return objectives, risk tolerance, liquidity, time horizon, tax and regulatory requirements of the related product or business segment. Management has a general policy of diversifying investments both within and across all portfolios. The Company monitors the credit quality of its investments and its exposure to individual markets, borrowers, industries, and sectors.

The Company uses derivative financial instruments, primarily interest rate swaps and futures contracts, with indices that correlate to balance sheet instruments to modify its indicated net interest sensitivity to levels deemed to be appropriate. Specifically, for floating rate funding agreements that are matched with fixed rate securities, the Company manages the risk of cash flow variability by hedging with interest rate swap contracts designed to pay fixed and receive floating interest. Under interest rate swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. Additionally, the Company uses exchange traded financial futures contracts to hedge against interest rate risk on anticipated guaranteed investment contract ("GIC") sales and other funding agreements, as well as the reinvestment of fixed maturities. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Similarly, the Company is exposed to interest rate risk on fixed maturities reinvestments from the time of maturity until the purchase of new fixed maturities. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default.

As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as the Company's investment in securities denominated in foreign currencies, the Company's operating results are exposed to changes in exchange rates between the U.S. dollar and the Swiss Franc, Japanese Yen, British Pound and Euro. From time to time, the Company may also have exposure to other foreign currencies. To mitigate the short-term effect of changes in currency exchange rates, the Company regularly hedges by entering into foreign exchange swap contracts to hedge its net foreign currency exposure. Additionally, the Company enters into compound currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (a wholly-owned subsidiary of Allmerica Financial Corporation)

         NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Under these swap contracts, the Company agrees to exchange interest and principal related to foreign fixed income securities and trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate.

By using derivative instruments, the Company is exposed to credit risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain (including any accrued receivable) in a derivative. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Depending on the nature of the derivative transaction, bilateral collateral arrangements may be required.

The Company's derivative activities are monitored by management, who review portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with the Company's risk management strategy and with Company policies and procedures.

FAIR VALUE HEDGES

The Company enters into compound foreign currency/interest rate swaps to convert its foreign denominated fixed rate trust instruments supported by funding obligations to US dollar floating rate instruments. For the period ended March 31, 2001, the Company recognized a net gain of $0.6 million (reported as other income in the Consolidated Statements of Income), which represented the ineffective portion of all fair value hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

CASH FLOW HEDGES

The Company enters into various types of interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company manages the risk of cash flow variability by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. The Company also purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of GICs and other funding agreements, as well as the reinvestment of fixed maturities. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Similarly, the Company is exposed to interest rate risk on reinvestments of fixed maturities from the time of maturity until the purchase of new fixed maturities. The Company uses US Treasury Note Futures to hedge this risk.

The Company also enters into foreign currency swap contracts to hedge foreign currency exposure on specific fixed income securities, as well as compound foreign currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under these swap contracts, the Company agrees to exchange interest and principal related to foreign fixed maturities and trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate.

For the period ended March 31, 2001, the Company recognized a net gain of $1.9 million, (reported as other income in the Consolidated Statements of Income), which represented the total ineffectiveness of all cash flow hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (a wholly-owned subsidiary of Allmerica Financial Corporation)

         NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Gains and losses on derivative contracts that are reclassified from accumulated other comprehensive income to current period earnings are included in the line item in which the hedged item is recorded. As of March 31, 2001, $68.0 million of the deferred net losses on derivative instruments accumulated in other comprehensive income could be recognized in earnings during the next twelve months depending on the forward interest rate and currency rate environment. Transactions and events that (1) are expected to occur over the next twelve months and (2) will necessitate reclassifying to earnings these derivatives gains (losses) include (a) the re-pricing of variable rate trust instruments supported by funding obligations, (b) the interest payments (receipts) on foreign denominated trust instruments supported by funding obligations and foreign securities, (c) the anticipated sale of GICs and other funding agreements, and (d) the anticipated reinvestment of fixed maturities. The maximum term over which the

Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on variable-rate debt) is 12 months.

TRADING ACTIVITIES

The Company enters into insurance portfolio-linked and credit default swap contracts for investment purposes. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with insurance portfolio-linked swap contracts is the inability of the counterparty to meet its obligation. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts, and generally enters into forward or swap agreements with companies rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at March 31, 2001, was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk. These products are not linked to specific assets and liabilities on the balance sheet or to a forecasted transaction, and therefore do not qualify for hedge accounting.

The swap contracts are marked to market with any gain or loss recognized currently. The fair values of swap contracts outstanding were $(0.3) million at March 31, 2001 and December 31, 2000. The net amount receivable or payable under insurance portfolio-linked swap contracts is recognized when the contracts are marked to market. The net increase (decrease) in realized investment gains related to these contracts was $0.1 million, $(0.7) million and $(0.2) million for the three months ended March 31, 2001 and the years ended December 31, 2000 and 1999, respectively.

The stated annual premium under credit default swap contracts is recognized currently in net investment income. There was no net increase to investment income related to credit default swap contracts for the three months ended March 31, 2001; however, there was a net increase of $0.2 million and $0.4 million for the years ended December 31, 2000 and 1999, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (a wholly-owned subsidiary of Allmerica Financial Corporation)

         NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.  FEDERAL INCOME TAXES

Federal income tax expense for the three months ended March 31, 2001 and 2000, has been computed using estimated effective tax rates. These rates are revised, if necessary, at the end of each successive interim period to reflect the current estimates of the annual effective tax rates.

8.  CLOSED BLOCK

Included in the Consolidated Statements of Income in the first three months of 2001 and 2000 is a net pre-tax contribution from the Closed Block of $5.3 million and $3.2 million, respectively. Summarized financial information of the Closed Block is as follows:

                                                           (Unaudited)
                                                            March 31,   December 31,
 (In millions)                                                2001          2000
 -------------                                             -----------  -------------
 ASSETS
     Fixed maturities-at fair value (amortized cost of
       $406.7 and $400.3)................................    $411.7        $397.5
     Mortgage loans......................................     143.9         144.9
     Policy loans........................................     189.7         191.7
     Cash and cash equivalents...........................       0.6           1.9
     Accrued investment income...........................      14.9          14.6
     Deferred policy acquisition costs...................      10.6          11.0
     Other assets........................................       3.1           6.4
                                                             ------        ------
         Total assets....................................    $774.5        $768.0
                                                             ======        ======
 LIABILITIES
     Policy liabilities and accruals.....................    $816.4        $808.9
     Policyholder dividends..............................       8.0          20.0
     Other liabilities...................................       3.8           0.8
                                                             ------        ------
         Total liabilities...............................    $828.2        $829.7
                                                             ======        ======

 (Unaudited)
 Three Months Ended March 31,
 (In millions)                                    2001   2000
 -------------                                    -----  -----
 REVENUES
     Premiums...................................  $25.1  $26.0
     Net investment income......................   14.0   13.2
     Net realized investment losses.............   --     (0.3)
                                                  -----  -----
         Total revenues.........................   39.1   38.9
                                                  -----  -----
 BENEFITS AND EXPENSES
     Policy benefits............................   33.5   34.8
     Policy acquisition expenses................   --      0.6
     Other operating expenses...................    0.3    0.3
                                                  -----  -----
         Total benefits and expenses............   33.8   35.7
                                                  -----  -----
             Contribution from the Closed
               Block............................  $ 5.3  $ 3.2
                                                  =====  =====

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (a wholly-owned subsidiary of Allmerica Financial Corporation)

         NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

9.  SEGMENT INFORMATION

The Company offers financial products and services through its Asset Accumulation group. Within this broad area the Company conducts business principally in two operating segments. These segments are Allmerica Financial Services and Allmerica Asset Management. The separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products distributed via retail channels, as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities distributed to institutions. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in Guaranteed Investment Contracts ("GICs"), such as short term and long term funding agreements. Short term funding agreements are investment contracts issued to institutional buyers, such as money market funds, corporate cash management programs and securities lending collateral programs, which typically have short maturities and periodic interest rate resets based on an index such as LIBOR. Long term funding agreements are investment contracts issued to various businesses or charitable trusts, which are used to support debt issued by the trust to foreign and domestic institutional buyers, such as banks, insurance companies, and pension plans. These funding agreements have long maturities and may be issued with a fixed or variable interest rate based on an index such as LIBOR. This segment results is also a registered investment advisor providing investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients.

In addition to the two operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, technology, finance, human resources and the legal department.

Management evaluates the results of the aforementioned segments based on a pre-tax and minority interest basis. Segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, discontinued operations, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (a wholly-owned subsidiary of Allmerica Financial Corporation)

         NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Summarized below is financial information with respect to business segments for the periods indicated.

                   (Unaudited)
             Quarter Ended March 31,
                  (In millions)                    2001    2000
                  -------------                   ------  ------
 Segment revenues:
   Asset Accumulation
     Allmerica Financial Services...............  $221.1  $226.9
     Allmerica Asset Management.................    39.1    26.4
                                                  ------  ------
         Subtotal...............................   260.2   253.3
                                                  ------  ------
   Intersegment revenues........................    --      (0.9)
                                                  ------  ------
     Total segment revenues including Closed
       Block....................................   260.2   252.4
   Adjustments to segment revenues:
       Net realized (losses) gains..............    (6.5)   (8.6)
                                                  ------  ------
   Total revenues...............................  $253.7  $243.8
                                                  ======  ======

 Segment income (loss) before income taxes and
  minority interest:
   Asset Accumulation
     Allmerica Financial Services...............  $ 45.6  $ 55.0
     Allmerica Asset Management.................     4.7     3.8
                                                  ------  ------
         Subtotal...............................    50.3    58.8
                                                  ------  ------
   Corporate....................................    (3.8)   (6.1)
                                                  ------  ------
     Segment income before income taxes and
       minority interest........................    46.5    52.7
                                                  ------  ------
   Adjustments to segment income:
     Net realized investment gains, net of
       amortization.............................    (4.5)   (7.9)
                                                  ------  ------
 Income from continuing operations before taxes
  and minority Interest.........................  $ 42.0  $ 44.8
                                                  ======  ======

                                              (Unaudited)                   (Unaudited)
                                               March 31,    December 31,     March 31,    December 31,
(In millions)                                    2001           2000           2001           2000
-------------                                 -----------   -------------   -----------   -------------
                                                  Identifiable Assets       Deferred Acquisition Costs
Risk Management.............................   $   509.8      $   462.6      $    3.3       $     3.3
Asset Accumulation
  Allmerica Financial Services..............    21,451.2       23,127.5       1,420.5         1,420.8
  Allmerica Asset Management................     2,886.9        2,221.3           0.1             0.2
                                               ---------      ---------      --------       ---------
      Subtotal..............................    24,338.1       25,348.8       1,423.9         1,424.3
Corporate...................................      --            --             --             --
                                               ---------      ---------      --------       ---------
      Total.................................   $24,847.9      $25,811.4      $1,423.9       $ 1,424.3
                                               =========      =========      ========       =========

10.  COMMITMENTS AND CONTINGENCIES

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against the Company alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (a wholly-owned subsidiary of Allmerica Financial Corporation)

         NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In November 1998, the Company and the plaintiffs entered into a settlement agreement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. FAFLIC recognized a $31.0 million pre-tax expense in 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by the Company's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

11.  STATUTORY FINANCIAL INFORMATION

CODIFICATION

In 1998, the NAIC adopted Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g. deferred income taxes are recorded.

The Massachusetts Department of Insurance has adopted the Codification guidance, effective January 1, 2001. The effect of this adoption on the Company's financial condition as recorded as a direct adjustment to unassigned surplus is an increase of $45.0 million (unaudited).

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 1, 2001

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000     1999      1998
 -------------                                    ------  --------  --------
 REVENUES
     Premiums...................................  $  2.2  $  954.5  $1,969.5
     Universal life and investment product
       policy fees..............................   421.1     359.3     296.6
     Net investment income......................   367.8     503.1     593.9
     Net realized investment (losses) gains.....   (62.4)    100.3      60.9
     Other income...............................   104.7     107.3     100.0
                                                  ------  --------  --------
         Total revenues.........................   833.4   2,024.5   3,020.9
                                                  ------  --------  --------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   326.4   1,056.3   1,803.0
     Policy acquisition expenses................    81.8     240.9     449.6
     Sales practice litigation..................    --       --         31.0
     Restructuring costs........................    11.0     --          9.0
     Other operating expenses...................   271.5     346.3     419.7
                                                  ------  --------  --------
         Total benefits, losses and expenses....   690.7   1,643.5   2,712.3
                                                  ------  --------  --------
 Income from continuing operations before
  federal income taxes..........................   142.7     381.0     308.6
                                                  ------  --------  --------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................   (33.8)     88.7      74.6
     Deferred...................................    50.1       4.3     (15.4)
                                                  ------  --------  --------
         Total federal income tax expense.......    16.3      93.0      59.2
                                                  ------  --------  --------
 Income from continuing operations before
  minority interest.............................   126.4     288.0     249.4
     Minority interest..........................    --       (39.9)    (55.0)
                                                  ------  --------  --------
 Income from continuing operations..............   126.4     248.1     194.4
 Losses from operations of discontinued business
  (less applicable income taxes (benefit) of
  $(10.1) and $(7.0) for the years ended
  December 31, 1999 and 1998 respectively)          --       (17.2)    (13.5)

 Loss on disposal of group life and health
  business, including provision of $72.2 for
  operating losses during phase-out period for
  the year ended December 31, 1999 (less
  applicable income tax benefit of $16.4)           --       (30.5)    --
                                                  ------  --------  --------
 Net income.....................................  $126.4  $  200.4  $  180.9
                                                  ======  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2000       1999
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $4,366.3 and $3,721.6)............................  $ 4,338.2  $ 3,660.7
     Equity securities at fair value (cost of $44.1 and
       $27.9)............................................       57.1       51.4
     Mortgage loans......................................      472.7      521.2
     Policy loans........................................      189.6      170.5
     Real estate and other long-term investments.........      190.5      177.0
                                                           ---------  ---------
         Total investments...............................    5,248.1    4,580.8
                                                           ---------  ---------
   Cash and cash equivalents.............................      123.0      279.3
   Accrued investment income.............................       81.1       73.3
   Deferred policy acquisition costs.....................    1,413.3    1,219.5
   Reinsurance receivable on unpaid losses, benefits and
     unearned premiums...................................      466.6      480.3
   Deferred federal income taxes.........................     --           18.1
   Premiums, accounts and notes receivable...............       26.9       81.0
   Other assets..........................................      251.8      199.6
   Closed Block assets...................................      768.0      772.3
   Separate account assets...............................   17,437.4   17,629.6
                                                           ---------  ---------
         Total assets....................................  $25,816.2  $25,333.8
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,907.2  $ 2,825.0
     Outstanding claims, losses and loss adjustment
       expenses..........................................      151.6      218.8
     Unearned premiums...................................        5.5        6.6
     Contractholder deposit funds and other policy
       liabilities.......................................    2,061.2    2,025.5
                                                           ---------  ---------
         Total policy liabilities and accruals...........    5,125.5    5,075.9
                                                           ---------  ---------
   Expenses and taxes payable............................      423.5      512.0
   Reinsurance premiums payable..........................       11.5       17.9
   Deferred federal income taxes.........................       28.1     --
   Trust instruments supported by funding obligations....      621.5       50.6
   Closed Block liabilities..............................      829.7      842.1
   Separate account liabilities..........................   17,437.4   17,628.9
                                                           ---------  ---------
         Total liabilities...............................   24,477.2   24,127.4
                                                           ---------  ---------
   Commitments and contingencies (Notes 16 and 21)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,001 shares issued and outstanding...        5.0        5.0
   Additional paid-in capital............................      569.0      569.0
   Accumulated other comprehensive (loss) income.........       (8.7)     (14.9)
   Retained earnings.....................................      773.7      647.3
                                                           ---------  ---------
         Total shareholder's equity......................    1,339.0    1,206.4
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $25,816.2  $25,333.8
                                                           =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      2000      1999       1998
 -------------                                    --------  ---------  --------
 COMMON STOCK...................................  $    5.0  $     5.0  $    5.0
                                                  --------  ---------  --------
 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     569.0      444.0     453.7
     Capital contribution from parent...........     --         125.0     --
     Loss on change of interest-Allmerica P&C...     --        --          (9.7)
                                                  --------  ---------  --------
     Balance at end of period...................     569.0      569.0     444.0
                                                  --------  ---------  --------

 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............     (14.9)     169.2     209.3
     Appreciation (depreciation) during the
       period:
       Net appreciation (depreciation) on
         available-for-sale securities..........       9.6     (298.2)    (82.4)
       (Provision) benefit for deferred federal
         income taxes...........................      (3.4)     105.0      28.9
       Minority interest........................     --          31.8      13.4
     Distribution of subsidiaries (Note 3)......     --         (22.7)    --
                                                  --------  ---------  --------
                                                       6.2     (184.1)    (40.1)
                                                  --------  ---------  --------
     Balance at end of period...................      (8.7)     (14.9)    169.2
                                                  --------  ---------  --------
 RETAINED EARNINGS
     Balance at beginning of period.............     647.3    1,698.3   1,567.4
     Net income.................................     126.4      200.4     180.9
     Dividend to shareholder....................     --        --         (50.0)
     Distribution of subsidiaries (Note 3)......     --      (1,251.4)    --
                                                  --------  ---------  --------
     Balance at end of period...................     773.7      647.3   1,698.3
                                                  --------  ---------  --------
         Total shareholder's equity.............  $1,339.0  $ 1,206.4  $2,316.5
                                                  ========  =========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000    1999     1998
 -------------                                 ------  -------  ------
 Net income..................................  $126.4  $ 200.4  $180.9
                                               ------  -------  ------
 Other comprehensive income (loss):
     Net appreciation (depreciation) on
       available-for-sale securities.........     9.6   (298.2)  (82.4)
     (Provision) benefit for deferred federal
       income taxes..........................    (3.4)   105.0    28.9
     Minority interest.......................    --       31.8    13.4
     Distribution of subsidiaries (Note 3)...    --      (22.7)   --
                                               ------  -------  ------
       Other comprehensive income (loss).....     6.2   (184.1)  (40.1)
                                               ------  -------  ------
 Comprehensive income........................  $132.6  $  16.3  $140.8
                                               ======  =======  ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   2000       1999       1998
 -------------                                 ---------  ---------  ---------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   126.4  $   200.4  $   180.9
     Adjustments to reconcile net income to
       net cash provided by operating
       activities:
         Minority interest...................     --           39.9       55.0
         Net realized losses (gains).........       67.8     (100.9)     (62.7)
         Net amortization and depreciation...       18.2       31.5       20.7
         Deferred federal income taxes.......       50.1       20.7      (15.4)
         Sales practice litigation expense...     --         --           31.0
         Loss from exiting reinsurance
           pools.............................     --         --           25.3
         Payment related to exiting
           reinsurance pools.................     --         --          (30.3)
         Loss from disposal of group life and
           health business...................     --           30.5     --
         Change in deferred acquisition
           costs.............................     (213.0)    (181.6)    (185.8)
         Change in premiums and notes
           receivable, net of reinsurance
           payable...........................       47.7      (41.8)      56.7
         Change in accrued investment
           income............................       (7.8)       8.3        0.8
         Change in policy liabilities and
           accruals, net.....................      (20.9)     (15.6)     168.1
         Change in reinsurance receivable....       13.7      (46.3)    (115.4)
         Change in expenses and taxes
           payable...........................      (96.3)      79.4       (3.3)
         Separate account activity, net......        0.7        5.5      (48.5)
         Other, net..........................        5.0       18.5      (63.8)
                                               ---------  ---------  ---------
             Net cash (used in) provided by
               operating activities..........       (8.4)      48.5       13.3
                                               ---------  ---------  ---------
 CASH FLOWS FROM INVESTING ACTIVITIES
         Proceeds from disposals and
           maturities of available-for-sale
           fixed maturities..................    1,694.9    2,801.0    1,715.2
         Proceeds from disposals of equity
           securities........................        4.1      422.9      285.3
         Proceeds from disposals of other
           investments.......................       28.9       30.3      120.8
         Proceeds from mortgages matured or
           collected.........................      119.2      131.2      171.2
         Purchase of available-for-sale fixed
           maturities........................   (2,417.9)  (2,227.3)  (2,374.5)
         Purchase of equity securities.......      (16.2)     (78.9)    (119.9)
         Purchase of other investments.......     (128.0)    (140.6)    (274.4)
         Capital expenditures................      (13.2)     (29.2)     (22.3)
         Purchase of minority interest in
           Citizens Corporation..............     --         --         (195.9)
         Purchase of company owned life
           insurance.........................      (64.9)    --         --
         Distribution of subsidiaries........     --         (202.2)    --
         Other investing activities, net.....     --         --           26.7
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               investing activities..........     (793.1)     707.2     (667.8)
                                               ---------  ---------  ---------

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

 CASH FLOWS FROM FINANCING ACTIVITIES
         Deposits and interest credited to
           contractholder deposit funds......      990.3    1,514.6    1,419.2
         Withdrawals from contractholder
           deposit funds.....................     (936.7)  (2,037.5)    (625.0)
         Change in trust instruments
           supported by funding
           obligations.......................      570.9       50.6     --
         Change in short-term debt...........     --         (180.9)     188.3
         Change in long-term debt............     --         --           (2.6)
         Dividend paid to shareholder........     --         --          (50.0)
         Contribution from parent............     --           36.0     --
         Subsidiary treasury stock purchased,
           at cost...........................     --         (350.0)      (1.0)
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               financing activities..........      624.5     (967.2)     928.9
                                               ---------  ---------  ---------
 Net change in cash and cash equivalents.....     (177.0)    (211.5)     274.4
 Net change in cash held in the Closed
  Block......................................       20.7      (13.2)      15.7
 Cash and cash equivalents, beginning of
  period.....................................      279.3      504.0      213.9
                                               ---------  ---------  ---------
 Cash and cash equivalents, end of period....  $   123.0  $   279.3  $   504.0
                                               =========  =========  =========
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $     1.9  $     3.1  $     7.3
     Income taxes (refunded) paid............  $   (12.3) $    24.0  $   135.3

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

Prior to July 1, 1999, the consolidated financial statements of FAFLIC included the accounts of its wholly-owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory services), Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (an 84.5%-owned non-insurance holding company), and various other non-insurance subsidiaries.

Effective July 1, 1999, AFC made certain changes to its corporate structure (Note 3). These changes included the transfer of the Company's ownership of Allmerica P&C and its subsidiaries, as well as several other non-insurance subsidiaries from the Company to AFC. In exchange, AFC contributed capital to the Company and agreed to maintain the Company's statutory surplus at specified levels during the following 6 years. Comparability between current and prior period financial statements and footnotes has been significantly impacted by the Company's divestiture of these subsidiaries during 1999, as disclosed in
Note 3.

The Closed Block (Note 1B) assets and liabilities at December 31, 2000 and 1999 are presented in the consolidated balance sheets as single line items. The contribution from the Closed Block is included in the consolidated statements of income in other income. Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

All significant intercompany accounts and transactions have been eliminated.

On or about December 3, 1998, the Company acquired all of the outstanding common stock of Citizens Corporation (formerly an 82.5% owned non-insurance subsidiary of The Hanover Insurance Company ("Hanover"), a wholly-owned subsidiary of Allmerica P&C) that it did not already own in exchange for cash of $195.9 million (Note 4). The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

Prior to the July 1, 1999 changes in AFC's corporate structure, minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, Hanover. Hanover's wholly-owned subsidiary is Citizens Corporation, the holding company for Citizens. Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

The Company established and began operating a closed block ("the Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commonwealth of Massachusetts Insurance Commissioner ("the Insurance Commissioner") consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported as a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2000, there were no real estate properties in the Company's investment portfolio. Real estate held at December 31, 1999 was carried at the estimated fair value less costs of disposal. Depreciation was not recorded on this asset while it was held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Derivative financial instruments are accounted for under three different methods: fair value accounting, deferral accounting and accrual accounting. Interest rate swap contracts used to hedge interest rate risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge the foreign currency exchange risk associated with investment securities are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge foreign currency exchange risk associated with trust obligations backed by funding agreements are accounted for using the fair value method, with changes in fair value reported in other operating income consistent with the underlying hedged trust obligation. Futures contracts used to hedge interest rate risk are accounted for using the deferral method, with gains and losses deferred in unrealized gains and losses in equity and recognized in earnings in conjunction with the earnings recognition of the underlying hedged item. Default swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value, if any, reported in realized investment gains and losses in earnings. Premium paid to the Company on default swap contracts is reported in net investment income in earnings. Other swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value reported in realized

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

investment gains and losses in earnings. Any ineffective swaps or futures hedges are recognized currently in realized investment gains and losses in earnings.

E.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

I.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6.0% for life insurance and 2 1/2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts ("GICs"), deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

K.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

L.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 00-3, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEMUTUALIZATION AND FORMATIONS OF MUTUAL INSURANCE HOLDING COMPANIES AND FOR CERTAIN LONG-DURATION PARTICIPATING CONTRACTS ("SoP No. 00-3"). SoP No. 00-3 requires that closed block assets, liabilities, revenues and expenses be displayed together with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block. In addition, SoP No. 00-3 provides guidance on the accounting for participating contracts issued before and after the date of demutualization, recording of closed block earnings and related policyholder dividend liabilities, and the accounting treatment for expenses and equity balances at the date of demutualization. This statement is effective for fiscal years beginning after December 15, 2000. The adoption of SoP No. 00-3 did not have a material impact on the Company's financial position or results of operations.

In June 1998, the FASB issued Statement of Financial Accounting Standards
No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement is effective for fiscal years beginning after June 15, 2000. The adoption of Statement No. 133 did not have a material impact on the Company's results of operation or financial position.

In December 1997, the AICPA issued Statement of Position 97-3, ACCOUNTING BY INSURANCE AND OTHER ENTERPRISES FOR INSURANCE-RELATED ASSESSMENTS ("SoP
No. 97-3"). SoP No. 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement became effective for fiscal years beginning after December 15, 1998. The adoption of SoP No. 97-3 did not have a material effect on the results of operations or financial position of the Company.

M.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  DISCONTINUED OPERATIONS

During the second quarter of 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS -- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTION'S ("APB Opinion No. 30"). In the third quarter of 1999, the operating results from the discontinued segment were adjusted to reflect the recording of additional reserves related to accident claims from prior years. The Company also recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to a measurement date of June 30, 1999, approximately $18.6 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver and received consideration of approximately $22 million, based on renewal rights for existing policies. Additional consideration may be received in 2001, based on premium in force as of March 2001. However, the Company retained policy liabilities estimated at $153.0 million at December 31, 2000 related to this business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2000 and 1999, the discontinued segment had assets of approximately $487.1 million and $531.5 million, respectively, consisting primarily of invested assets, premiums and fees receivable, and reinsurance recoverables, and liabilities of approximately $449.2

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

million and $482.5 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $199.7 million, $361.5 million and $398.5 million for the years ended December 31, 2000, 1999 and 1998, respectively.

3.  REORGANIZATION OF AFC CORPORATE STRUCTURE

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes included transfer of the Company's ownership of Allmerica P&C and all of its subsidiaries, as well as certain other non-insurance subsidiaries, from FAFLIC to AFC, referred to as the "distribution of subsidiaries". The Company retained its ownership of its primary insurance subsidiary, AFLIAC, and certain broker dealer and investment management and advisory subsidiaries. AFC contributed capital to FAFLIC in the amount of $125.0 million, consisting of cash and securities of $36.0 million and $89.0 million, respectively, and agreed to maintain the Company's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC for 2001 would require the prior approval of the Commonwealth of Massachusetts Insurance Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

The equity of the subsidiaries transferred from FAFLIC on July 1, 1999 was $1,274.1 million. As of June 30, 1999, the transferred subsidiaries had total assets of $5,334.1 million, including cash and cash equivalents of $202.2 million, and total revenue of $1,196.5 million.

The Company's consolidated results of operations in 1999 include $107.2 million of net income associated with these subsidiaries through June 30, 1999. The unaudited pro forma information below presents consolidated results of operations as if the reorganization had occurred at the beginning of 1999.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the Company had the transfer occurred at the beginning on 1998, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Revenue.....................................................  $828.0  $750.2
                                                              ======  ======
Net realized capital (losses) gains included in revenue.....   (11.8)   19.6
                                                              ======  ======
Income from continuing operations before taxes..............   192.1   141.2
Income taxes................................................    51.2    41.2
                                                              ------  ------
Net income from continuing operations.......................   140.9   100.0
(Loss) from operations of discontinued business (less
 applicable income tax benefit of $10.4 million and $7.0
 million for the years ended December 31, 1999 and 1998
 respectively)..............................................   (17.2)  (13.5)
(Loss) on disposal of group life and health business,
 including provision of $72.2 million for operating losses
 during phase-out period for the year ended December 31,
 1999 (less applicable income tax benefit of $16.4
 million)...................................................   (30.5)   --
                                                              ------  ------
Net income..................................................  $ 93.2  $ 86.5
                                                              ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  SIGNIFICANT TRANSACTIONS

During 2000, AFC adopted a formal company-wide restructuring plan. This plan is the result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of the Company's restructuring plan, it recognized a pre-tax charge of $11.0 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. Approximately $1.9 million of this charge relates to severance and other employee related costs. Approximately $9.1 million of this charge relates to one-time project costs. As of December 31, 2000, the Company has made payments of approximately $9.1 million related to this restructuring plan, of which approximately $1.6 million relates to severance and other employee related costs.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement with a highly rated reinsurer. The reinsurance agreement provides accident year coverage for the three years 1999 to 2001 for the Company's property and casualty business, and is subject to cancellation or commutation annually at the Company's option. The program covers losses and allocated loss adjustment expenses, including those incurred but not yet reported, in excess of a specified whole account loss and allocated LAE ratio. The annual and aggregate coverage limits for losses and allocated LAE are $150.0 million. The effect of this agreement on results of operations in each reporting period is based on losses and allocated LAE ceded, reduced by a sliding scale premium of 50.0-67.5% depending on the size of the loss, and increased by a ceding commission of 20.0% of ceded premium. In addition, net investment income is reduced for amounts credited to the reinsurer. Prior to the AFC corporate reorganization, the Company recognized a net benefit of $16.9 million as a result of this agreement based on year-to-date and annual estimates of losses and allocated loss adjustment expenses for accident year 1999.

On October 29, 1998, the Company announced that it had adopted a formal restructuring plan for its Risk Management business. As part of this initiative, the segment consolidated its property and casualty field support activities from fourteen regional branches into three hub locations. As a result of the Company's restructuring initiative, it recognized a pretax loss of $9.0 million, in the fourth quarter of 1998. The Company made payments of approximately $4.2 million and $0.1 million through June 30, 1999 and in 1998, respectively, related to this restructuring initiative.

Effective July 1, 1998, the Company entered into a reinsurance agreement that cedes current and future underwriting losses, including unfavorable development of prior year reserves, up to a $40.0 million maximum, relating to the Company's reinsurance pool business. These pools consist primarily of the Company's assumed stop loss business, small group managed care pools, long-term disability and long-term care pools, student accident and special risk business. The agreement is consistent with management's decision to exit this line of business. As a result of this transaction, the Company recognized a $25.3 million pre-tax loss in the third quarter of 1998. This loss is reported as part of the discontinued operations of the Company.

In 1999 and 1998 Allmerica P&C redeemed 8,662.7 and 3,289.5 respectively, of its issued and outstanding common stock owned by AFC for $350.0 million and $125.0 million respectively, thereby increasing the Company's total ownership to 84.5% as of June 30, 1999. The increases in the Company's ownership of Allmerica P&C through June 30, 1999 and for 1998 were 14.5% and 4.3% respectively. The 1999 transaction consisted of cash and cash equivalents. The 1998 transaction consisted of $124.0 million of securities and $1.0 million of cash.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   34.3     $  2.6      $--       $   36.9
States and political subdivisions.......      10.4        0.3       --           10.7
Foreign governments.....................      43.2        1.5         0.6        44.1
Corporate fixed maturities..............   3,818.9       93.5       138.0     3,774.4
Mortgage-backed securities..............     459.5       14.7         2.1       472.1
                                          --------     ------      ------    --------
Total fixed maturities..................  $4,366.3     $112.6      $140.7    $4,338.2
                                          ========     ======      ======    ========
Equity securities.......................  $   44.1     $ 20.2      $  7.2    $   57.1
                                          ========     ======      ======    ========

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   62.6     $  1.0      $  0.5    $   63.1
States and political subdivisions.......      13.5        0.1         0.1        13.5
Foreign governments.....................      80.0        2.1         0.1        82.0
Corporate fixed maturities..............   3,206.5       63.2       116.9     3,152.8
Mortgage-backed securities..............     359.0        1.3        11.0       349.3
                                          --------     ------      ------    --------
Total fixed maturities..................  $3,721.6     $ 67.7      $128.6    $3,660.7
                                          ========     ======      ======    ========
Equity securities.......................  $   27.9     $ 24.7      $  1.2    $   51.4
                                          ========     ======      ======    ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2000, the amortized cost and market value of these assets on deposit in New York were $186.7 million and $189.8 million, respectively. At December 31, 1999, the amortized cost and market value of assets on deposit were $196.4 million and $193.0 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $21.2 million and $18.3 million were on deposit with various state and governmental authorities at December 31, 2000 and 1999, respectively.

There were no contractual fixed maturity investment commitments at December 31, 2000.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2000
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $  235.1   $  233.7
Due after one year through five years.......................   2,100.9    2,073.4
Due after five years through ten years......................   1,237.9    1,231.7
Due after ten years.........................................     792.4      799.4
                                                              --------   --------
Total.......................................................  $4,366.3   $4,338.2
                                                              ========   ========

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)   TOTAL
-------------                                                 ----------  -------------  -------
2000
Net appreciation (depreciation), beginning of year..........   $ (30.4)      $  15.5     $ (14.9)
                                                               -------       -------     -------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      48.9          (3.2)       45.7
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........     (36.1)       --           (36.1)
(Provision) benefit for deferred federal income taxes.......      (4.5)          1.1        (3.4)
                                                               -------       -------     -------
                                                                   8.3          (2.1)        6.2
                                                               -------       -------     -------
Net appreciation (depreciation), end of year................   $ (22.1)      $  13.4     $  (8.7)
                                                               =======       =======     =======

1999
Net appreciation (depreciation), beginning of year..........   $  79.0       $  90.2     $ 169.2
                                                               -------       -------     -------
Net appreciation (depreciation) on available-for-sale
 securities.................................................    (254.4)       (122.3)     (376.7)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........      78.5        --            78.5
(Provision) benefit for deferred federal income taxes and
 minority interest..........................................      72.1          64.7       136.8
Distribution of subsidiaries (See Note 3)...................      (5.6)        (17.1)      (22.7)
                                                               -------       -------     -------
                                                                (109.4)        (74.7)     (184.1)
                                                               -------       -------     -------
Net appreciation (depreciation), end of year................   $ (30.4)      $  15.5     $ (14.9)
                                                               =======       =======     =======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)   TOTAL
-------------                                                 ----------  -------------  -------
1998
Net appreciation (depreciation), beginning of year..........   $ 122.6       $  86.7     $ 209.3
                                                               -------       -------     -------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (99.3)          4.4       (94.9)
Appreciation (depreciation ) due to Allmerica P&C purchase
 of minority interest of Citizens...........................      10.7          10.7        21.4
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........       6.3        --             6.3
(Provision) benefit for deferred federal income taxes and
 minority interest..........................................      38.7         (11.6)       27.1
                                                               -------       -------     -------
                                                                 (43.6)          3.5       (40.1)
                                                               -------       -------     -------
Net appreciation (depreciation), end of year................   $  79.0       $  90.2     $ 169.2
                                                               =======       =======     =======

(1) Includes net appreciation (depreciation) on other investments of $1.5 million, $(1.1) million, and $0.8 million, in 2000, 1999, and 1998, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans and real estate are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made. At December 31, 2000, there were no real estate properties in the Company's investment portfolio. Previously, real estate investments were obtained primarily through foreclosures.

The carrying values of mortgage loans and real estate investments net of applicable reserves were $472.7 million and $533.6 million at December 31, 2000 and 1999, respectively. Reserves for mortgage loans were $4.4 million and $5.8 million at December 31, 2000 and 1999, respectively.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000, 1999 and 1998.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2000.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Property type:
  Office building...........................................  $269.5  $301.5
  Industrial / warehouse....................................    82.2    83.6
  Retail....................................................    81.9    92.2
  Residential...............................................    32.5    50.3
  Other.....................................................    11.0    11.8
  Valuation allowances......................................    (4.4)   (5.8)
                                                              ------  ------
Total.......................................................  $472.7  $533.6
                                                              ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Geographic region:
  Pacific...................................................  $138.7  $133.6
  South Atlantic............................................   128.3   132.2
  East North Central........................................    60.4    62.5
  New England...............................................    53.7    90.8
  West South Central........................................    41.4    40.7
  Middle Atlantic...........................................    35.7    50.3
  Other.....................................................    18.9    29.3
  Valuation allowances......................................    (4.4)   (5.8)
                                                              ------  ------
Total.......................................................  $472.7  $533.6
                                                              ======  ======

At December 31, 2000, scheduled mortgage loan maturities were as follows:
2001 -- $47.4 million; 2002 -- $43.0 million; 2003 -- $39.2 million; 2004 --
$74.9 million; 2005 -- $27.4 million; and $240.8 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2000, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  MORTGAGE LOANS INVESTMENT VALUATION ALLOWANCES

Mortgage loans investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 2000   1999   1998
-------------                                                 -----  -----  -----
Balance at beginning of year................................  $ 5.8  $11.5  $20.7
Provisions..................................................   (1.3)  (2.4)  (6.8)
Write-offs..................................................   (0.1)  (3.3)  (2.4)
                                                              -----  -----  -----
Balance at end of year......................................  $ 4.4  $ 5.8  $11.5
                                                              =====  =====  =====

Provisions on mortgages during 2000, 1999 and 1998 reflect the release of redundant specific reserves.

The carrying value of impaired loans was $3.4 million and $18.0 million, with related reserves of $0.4 million and $0.8 million as of December 31, 2000 and 1999, respectively. All impaired loans were reserved for as of December 31, 2000 and 1999.

The average carrying value of impaired loans was $12.1 million, $21.0 million and $26.1 million, with related interest income while such loans were impaired, of $1.4 million, $2.1 million and $3.2 million as of December 31, 2000, 1999 and 1998, respectively.

D.  FUTURES CONTRACTS

The Company purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of Guaranteed Investment Contracts ("GICs") and other funding agreements, as well as the reinvestment of fixed maturities. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Similarly, the Company is exposed to interest rate risk on reinvestments of fixed maturities

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

from the time of maturity until the purchase of new fixed maturities. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default. The Company does not require collateral or other securities to support financial instruments with credit risk.

The notional amount of futures contracts outstanding was $87.5 million and $37.1 million, at December 31, 2000 and 1999, respectively. The notional amounts of the contracts represent the extent of the Company's investment but not future cash requirements, as the Company generally settles open positions prior to maturity. The maturity of all futures contracts outstanding are less than one year. The fair value of futures contracts outstanding was $88.7 million and $36.8 million at December 31, 2000 and 1999, respectively.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts and fixed maturities purchases. If instruments being hedged by futures contracts are disposed, any unamortized gains or losses on such contracts are included in the determination of the gain or loss from the disposition. Deferred hedging losses were $3.6 million and $0.9 million in 2000 and 1999, respectively. Gains and losses on hedge contracts that are deemed ineffective by the Company are realized immediately. There were $0.3 million and $0.1 million of gains realized on ineffective hedges in 2000 and 1998, respectively. There were no gains or losses in 1999.

A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 ---------  ---------  ---------
Contracts outstanding, beginning of year....................  $    37.1  $    92.7  $  --
New contracts...............................................    1,539.1      947.0    1,117.5
Contracts terminated........................................   (1,488.7)  (1,002.6)  (1,024.8)
                                                              ---------  ---------  ---------
Contracts outstanding, end of year..........................  $    87.5  $    37.1  $    92.7
                                                              =========  =========  =========

E.  FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts with swap counterparties to hedge foreign currency exposure on specific fixed maturities. Additionally, the Company enters into compound foreign currency/ interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust obligations backed by funding agreements. Under these swap contracts, the Company agrees to exchange interest and principal related to foreign fixed maturities and trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S dollars translated at a specific currency exchange rate. The primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. The Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 2000 and 1999, was a net receivable of $5.7 million and a net payable of $0.2 million, respectively.

The fair values of the foreign currency swap contracts and compound foreign currency/interest rate swap contracts outstanding were $(35.9) million and $(4.7) million at December 31, 2000 and 1999, respectively. Changes in the fair value of contracts hedging fixed maturities are reported as an unrealized gain or loss, consistent with the underlying hedged security. Changes in the foreign currency portion of the fair value of

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

contracts hedging trust obligations backed by funding agreements are reported as other operating income, consistent with the underlying hedged liability. Changes in the interest rate portion of the fair value of contracts hedging trust obligations backed by funding agreements are reported as unrealized gains and losses, consistent with the hedged item. The net decrease in other operating income related to the change in the foreign currency portion of the fair value of these contracts was $8.9 million in 2000 and $2.6 million in 1999. The change in unrealized gains and losses related to the change in both the interest rate portion of the fair value of the contracts hedging trust obligations backed by funding agreements, as well as the change in the fair value of the contracts hedging foreign fixed maturities, was $(22.2) million and $(3.4) million in 2000 and 1999, respectively. The Company does not require collateral or other security to support financial instruments with credit risk.

The difference between amounts paid and received on foreign currency and compound swap contracts is reflected in the net investment income related to the underlying assets. This amount was $(10.0) million in 2000 and was not material in 1999 and 1998. Any gain or loss on the termination of swap contracts is deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on foreign currency and compound swap contracts in 2000 or 1999.

A reconciliation of the notional amount of foreign currency and compound swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999   1998
-------------                                                 ------  ------  -----
Contracts outstanding, beginning of year....................  $ 71.5  $ 42.6  $42.6
New contracts...............................................   544.4    52.9   --
Contracts expired...........................................    (8.3)  (24.0)  --
                                                              ------  ------  -----
Contracts outstanding, end of year..........................  $607.6  $ 71.5  $42.6
                                                              ======  ======  =====

Expected maturities of such foreign currency and compound swap contracts outstanding at December 31, 2000 are $143.9 million in 2001, $91.4 million in 2003, $347.7 million in 2005 and $24.6 million thereafter. There are no expected maturities of such foreign currency and compound swap contracts in 2002 and 2004.

F.  INTEREST RATE SWAP CONTRACTS

The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company manages the interest rate risk by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. As with foreign currency swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 2000 and 1999 were net payables of $12.0 million and $4.2 million, respectively. The Company does not require collateral or other security to support financial instruments with credit risk.

The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The increase (decrease) in net investment income related to interest rate swap contracts was $4.4 million, $(7.0) million and $(2.8) million for the years ended December 31, 2000, 1999 and 1998,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

respectively. The fair value of interest rate swap contracts outstanding was $(22.8) million and $33.1 million at December 31, 2000 and 1999, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. Any gain or loss on the termination of interest rate swap contracts accounted for as hedges are deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on interest rate swap contracts in 2000 or 1999.

A reconciliation of the notional amount of interest rate swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000      1999      1998
-------------                                                 --------  --------  --------
Contracts outstanding, beginning of year....................  $1,025.9  $1,112.6  $  244.1
New contracts...............................................     630.0     905.4     873.5
Contracts terminated........................................    (236.0)   (888.5)    --
Contracts expired...........................................     --        (80.0)     (5.0)
Distribution of subsidiaries (Note 3).......................     --        (23.6)    --
                                                              --------  --------  --------
Contracts outstanding, end of year..........................  $1,419.9  $1,025.9  $1,112.6
                                                              ========  ========  ========

Expected maturities of such interest rate swap contracts outstanding at December 31, 2000 are $43.1 million in 2001, $233.5 million in 2002, $391.0 million in 2003, $307.3 million in 2004, $425.0 million in 2005 and $20.0 million thereafter.

G.  OTHER SWAP CONTRACTS

The Company enters into insurance portfolio-linked and credit default swap contracts for investment purposes. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with insurance portfolio-linked swap contracts is the inability of the counterparty to meet its obligation. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts, and generally enters into forward or swap agreements with companies rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 2000 and 1999, was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk.

The swap contracts are marked to market with any gain or loss recognized currently. The fair values of swap contracts outstanding were $(0.3) million at December 31, 2000 and 1999. The net amount receivable or payable under insurance portfolio-linked swap contracts is recognized when the contracts are marked to market. The net (decrease) increase in realized investment gains related to these contracts was $(0.7) million, $(0.2) million and $1.0 million for the years ended December 31, 2000, 1999 and 1998, respectively.

The stated annual premium under credit default swap contracts is recognized currently in net investment income. The net increase to investment income related to credit default swap contracts was $0.2 million, $0.4 million and $0.2 million for the years ended December 31, 2000, 1999 and 1998, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

A reconciliation of the notional amount of other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  ------
Contracts outstanding, beginning of year....................  $ 190.0  $ 255.0  $ 15.0
New contracts...............................................    --        50.0   266.3
Contracts expired...........................................    --      (115.0)  (26.3)
Contracts terminated........................................   (150.0)   --       --
                                                              -------  -------  ------
Contracts outstanding, end of year..........................  $  40.0  $ 190.0  $255.0
                                                              =======  =======  ======

At December 31, 2000, all other swap contracts are expected to mature in 2001.

H.  OTHER

At December 31, 2000 and 1999, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

6.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $304.3  $415.7  $509.6
Mortgage loans..............................................    40.8    45.5    57.6
Equity securities...........................................     1.1     1.7     7.2
Policy loans................................................    14.3    12.7    11.9
Other long-term investments.................................    11.3    14.4     7.0
Short-term investments......................................     7.5    26.6    15.6
                                                              ------  ------  ------
Gross investment income.....................................   379.3   516.6   608.9
Less investment expenses....................................   (11.5)  (13.5)  (15.0)
                                                              ------  ------  ------
Net investment income.......................................  $367.8  $503.1  $593.9
                                                              ======  ======  ======

The Company had fixed maturities with a carrying value of $2.9 million and $1.0 million on non-accrual status at December 31, 2000 and 1999, respectively. There were no mortgage loans on non-accrual status at December 31, 2000 and 1999. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $1.6 million and $1.4 million in 2000 and 1999, respectively, and had no impact in 1998.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million and $18.8 million at December 31, 2000 and 1999, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.7 million, $2.5 million and $3.3 million in 2000, 1999 and 1998, respectively. Actual interest income on these loans included in net investment income aggregated $1.4 million, $1.8 million and $3.3 million in 2000, 1999 and 1998, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

There were no mortgage loans which were non-income producing for the years ended December 31, 2000 and 1999. There were, however, fixed maturities with a carrying value of $0.8 million and $0.3 million which were non-income producing for the years ended December 31, 2000 and 1999, respectively.

Included in other long-term investments is income from limited partnerships of $7.8 million and $6.6 million in 2000 and 1999, respectively, and losses of $6.3 million in 1998.

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $(71.7) $(52.0) $(11.6)
Mortgage loans..............................................     1.3     2.5     8.8
Equity securities...........................................     2.0   141.3    63.7
Other long-term investments.................................     6.0     8.5    --
                                                              ------  ------  ------
Net realized investment (losses) gains......................  $(62.4) $100.3  $ 60.9
                                                              ======  ======  ======

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2000
Fixed maturities............................................    $1,044.6     $ 4.0  $(47.3)
Equity securities...........................................         2.1       2.0    --

1999
Fixed maturities............................................    $1,480.5     $ 9.2  $ 27.1
Equity securities...........................................       421.2     149.0     7.6

1998
Fixed maturities............................................    $  979.2     $17.9  $ 11.3
Equity securities...........................................       258.7      72.8     9.0

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the Consolidated Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999     1998
-------------                                                 ------  -------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period,
 (net of tax (benefit) in 2000 of $(21.5) million, including
 $22.7 million resulting from the distribution of
 subsidiaries in 1999, net of tax (benefit) and minority
 interest of $(103.3) million and $(26.8) million in 1999
 and 1998 respectively).....................................  $(40.2) $(121.9) $ (6.8)
Less: reclassification adjustment for (losses) gains
 included in net income (net of tax (benefit) in 2000 of
 $(24.9) million in 2000 and net of tax (benefit) and
 minority interest of $33.5 million and $21.5 million in
 1999 and 1998 respectively)................................   (46.4)   (62.2)   33.3
                                                              ------  -------  ------
Other comprehensive income (loss) income....................  $  6.2  $(184.1) $(40.1)
                                                              ======  =======  ======

7.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Included in the fair value of fixed maturities are swap contracts used to hedge fixed maturities with a fair value of $(47.1) million and $31.1 million at December 31, 2000 and 1999, respectively. In addition, the Company held futures contracts with a carrying value of $(3.6) million and $(0.9) million at December 31, 2000 and 1999, respectively. The fair value of these contracts was $88.7 million and $36.8 million at December 31, 2000 and 1999, respectively.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. Fair values of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

COMPANY OWNED LIFE INSURANCE

Fair values are based on the current cash surrender value of the policy. This value is dependent on the fair value of the underlying securities which is based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS

Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                                     2000                1999
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  123.0  $  123.0  $  279.3  $  279.3
  Fixed maturities..........................................   4,338.2   4,338.2   3,660.7   3,660.7
  Equity securities.........................................      57.1      57.1      51.4      51.4
  Mortgage loans............................................     472.7     490.1     521.2     521.9
  Policy loans..............................................     189.6     189.6     170.5     170.5
  Company owned life insurance..............................      65.6      65.6     --        --
                                                              --------  --------  --------  --------
                                                              $5,246.2  $5,263.6  $4,683.1  $4,683.8
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Guaranteed investment contracts...........................  $1,636.5  $1,663.3  $1,316.0  $1,341.4
  Supplemental contracts without life contingencies.........      40.7      40.7      48.8      48.8
  Dividend accumulations....................................      88.5      88.5      88.1      88.1
  Other individual contract deposit funds...................      45.0      44.9      48.4      48.2
  Other group contract deposit funds........................     323.1     319.0     602.9     583.5
  Individual fixed annuity contracts........................   1,026.1     991.7   1,092.5   1,057.1
  Trust instruments supported by funding obligations........     621.5     620.5      50.6      49.6
                                                              --------  --------  --------  --------
                                                              $3,781.4  $3,768.6  $3,247.3  $3,216.7
                                                              ========  ========  ========  ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.  CLOSED BLOCK

Included in other income in the Consolidated Statements of Income in 2000, 1999 and 1998 is a net pre-tax contribution from the Closed Block of $6.3 million, $13.8 million and $10.4 million, respectively. Summarized financial information of the Closed Block as of December 31, 2000 and 1999 and for the periods ended December 31, 2000, 1999 and 1998 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                                 2000    1999
-------------                                                                ------  ------
Assets
  Fixed maturities, at fair value (amortized cost of $400.3
    and $387.4 respectively)...............................................  $397.5  $372.9
  Mortgage loans...........................................................   144.9   136.3
  Policy loans.............................................................   191.7   201.1
  Cash and cash equivalents................................................     1.9    22.6
  Accrued investment income................................................    14.6    14.0
  Deferred policy acquisition costs........................................    11.0    13.1
  Other assets.............................................................     6.4    12.3
                                                                             ------  ------
Total assets...............................................................  $768.0  $772.3
                                                                             ======  ======
Liabilities
  Policy liabilities and accruals..........................................  $828.9  $835.2
  Other liabilities........................................................     0.8     6.9
                                                                             ------  ------
Total liabilities..........................................................  $829.7  $842.1
                                                                             ======  ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                2000    1999    1998
-------------                                                                -----  ------  ------
Revenues
  Premiums and other income................................................  $49.9  $ 52.1  $ 55.4
  Net investment income....................................................   53.6    53.8    53.3
  Realized investment (losses) gains.......................................   (5.4)   (0.6)    0.1
                                                                             -----  ------  ------
Total revenues.............................................................   98.1   105.3   108.8
                                                                             -----  ------  ------
Benefits and expenses
  Policy benefits..........................................................   89.5    88.9    95.0
  Policy acquisition expenses..............................................    2.1     2.5     2.7
  Other operating expenses.................................................    0.2     0.1     0.7
                                                                             -----  ------  ------
Total benefits and expenses................................................   91.8    91.5    98.4
                                                                             -----  ------  ------
Contribution from the Closed Block.........................................  $ 6.3  $ 13.8  $ 10.4
                                                                             =====  ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  -------
Cash flows
  Cash flows from operating activities:
  Contribution from the Closed Block........................  $   6.3  $  13.8  $  10.4
  Change in:
    Deferred policy acquisition costs, net..................      2.1      2.5      2.6
    Policy liabilities and accruals.........................    (12.0)   (13.1)   (13.5)
    Accrued investment income...............................     (0.6)     0.1    --
    Other assets............................................      5.9     (8.3)     2.4
    Expenses and taxes payable..............................    (10.1)    (2.9)    (2.9)
    Other, net..............................................      5.3      0.8      0.3
                                                              -------  -------  -------
  Net cash used in operating activities.....................     (3.1)    (7.1)    (0.7)
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........    133.3    139.0     83.6
    Purchases of investments................................   (160.3)  (128.5)  (106.5)
    Other, net..............................................      9.4      9.8      7.9
                                                              -------  -------  -------
  Net cash (used in) provided by investing activities.......    (17.6)    20.3    (15.0)
                                                              -------  -------  -------
Net (decrease) increase in cash and cash equivalents........    (20.7)    13.2    (15.7)
Cash and cash equivalents, beginning of year................     22.6      9.4     25.1
                                                              -------  -------  -------
Cash and cash equivalents, end of year......................  $   1.9  $  22.6  $   9.4
                                                              =======  =======  =======

There were no valuation allowances on mortgage loans at December 31, 2000, 1999 and 1998, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

9.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Federal income tax expense (benefit)
  Current...................................................  $(33.8) $88.7   $ 74.6
  Deferred..................................................    50.1    4.3    (15.4)
                                                              ------  -----   ------
Total.......................................................  $ 16.3  $93.0   $ 59.2
                                                              ======  =====   ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000     1999    1998
-------------                                                 --------  ------  ------
Expected federal income tax expense.........................   $ 49.9   $133.4  $108.0
  Tax-exempt interest.......................................    --       (24.2)  (38.9)
  Dividend received deduction...............................     (6.9)    --      (5.1)
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................    (13.3)    --      --
  Changes in tax reserve estimates..........................     (4.0)    (8.7)    2.3
  Tax credits...............................................    (10.3)    (8.5)   (8.5)
  Other, net................................................      0.9      1.0     1.4
                                                               ------   ------  ------
Federal income tax expense..................................   $ 16.3   $ 93.0  $ 59.2
                                                               ======   ======  ======

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   2000       1999
-------------                                                 --------   --------
Deferred tax (assets) liabilities
  AMT and low income housing credit carryforwards...........  $ (20.2)   $ (10.8)
  Loss reserve discounting..................................   (264.8)    (283.5)
  Deferred acquisition costs................................    416.6      355.7
  Employee benefit plans....................................    (51.6)     (52.0)
  Investments, net..........................................    (28.9)      (8.7)
  Litigation reserve........................................     (8.1)      (6.0)
  Discontinued operations...................................    (11.9)     (11.7)
  Other, net................................................     (3.0)      (1.1)
                                                              -------    -------
Deferred tax liability (asset), net.........................  $  28.1    $ (18.1)
                                                              =======    =======

Gross deferred income tax assets totaled $441.8 million and $515.8 millions at December 31, 2000 and 1999, respectively. Gross deferred income tax liabilities totaled $469.9 million and $497.7 million at December 31, 2000 and 1999, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 2000, there are available alternative minimum tax credit carryforwards and low income housing credit carryforwards of $2.8 million and $17.4 million, respectively. The alternative minimum tax credit carryforwards have no expiration date, whereas the low income housing credit carryforwards will expire beginning in 2018.

The Company's federal income tax returns are routinely audited by the Internal Revenue Services ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992, 1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

10.  PENSION PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple benefit plans to employees and agents of these affiliated Companies, including retirement plans. The salaries of employees and agents covered by these plans and the expenses of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

FAFLIC provides retirement benefits to substantially all of its employees under a defined benefit pension plan. This plan is based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 2000, 1999 and 1998 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Service cost -- benefits earned during the year.............   $ 18.5     $ 19.3     $ 19.0
Interest cost...............................................     28.6       26.5       25.5
Expected return on plan assets..............................    (43.1)     (38.9)     (34.9)
Recognized net actuarial gain...............................    (11.2)      (0.4)      (0.8)
Amortization of transition asset............................     (2.2)      (2.3)      (2.2)
Amortization of prior service cost..........................     (3.1)      (3.3)      (2.9)
                                                               ------     ------     ------
  Net periodic pension (benefit) cost.......................   $(12.5)    $  0.9     $  3.7
                                                               ======     ======     ======

The Company, allocated approximately $(2.7) million and $1.7 million of the net periodic pension (benefit) cost to its affiliated companies in 2000 and 1999, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table summarizes the status of the plan. At December 31, 2000, the projected benefit obligations exceeded the plans' assets while at December 31,1999 the plans' assets exceeded their projected benefit obligations.

DECEMBER 31,
(IN MILLIONS)                                                   2000       1999
-------------                                                 --------   --------
Change in benefit obligations:
  Projected benefit obligation at beginning of year.........   $392.7     $414.2
  Service cost -- benefits earned during the year...........     18.5       19.3
  Interest cost.............................................     28.6       26.5
  Actuarial losses (gains)..................................     37.7      (44.4)
  Benefits paid.............................................    (26.6)     (22.9)
                                                               ------     ------
    Projected benefit obligation at end of year.............    450.9      392.7
                                                               ------     ------
Change in plan assets:
  Fair value of plan assets at beginning of year............    470.6      441.6
  Actual return on plan assets..............................     (2.5)      51.9
  Benefits paid.............................................    (26.6)     (22.9)
                                                               ------     ------
    Fair value of plan assets at end of year................    441.5      470.6
                                                               ------     ------
  Funded status of the plan.................................     (9.4)      77.9
  Unrecognized transition obligation........................    (19.4)     (21.6)
  Unamortized prior service cost............................     (8.9)     (12.0)
  Unrecognized net actuarial gains..........................     (6.4)    (101.6)
                                                               ------     ------
    Net pension liability...................................   $(44.1)    $(57.3)
                                                               ======     ======

As a result of AFC's merger with Allmerica P&C, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $7.5 million and $8.9 million in 2000 and 1999, respectively, which reflects fair value, net of applicable amortization.

Determination of the projected benefit obligations was based on weighted average discount rates of 7.25% and 7.75% in 2000 and 1999, respectively, and the assumed long-term rate of return on plan assets was 9.5% in 2000 and 9.0% in 1999. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.0% to 5.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 796,462 shares of AFC Common Stock at December 31, 2000 and 1999, with a market value of $57.7 million and $44.3 million at December 31, 2000 and 1999, respectively.

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2000, 1999, and 1998, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $6.1 million, $5.9 million and $5.6 million in 2000, 1999 and 1998, respectively. The Company allocated approximately $2.9 million and $1.4 million of the 401(k) expense to its affiliated companies in 2000 and 1999 respectively. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The plan expense in 2000, 1999 and 1998 was $3.2 million, $3.1 million and $3.0 million, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

On January 1, 1998, substantially all of the defined benefit and defined contribution 401(k) plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $5.9 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

11.  OTHER POSTRETIREMENT BENEFIT PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple postretirement medical and death benefit plans to employees, agents and retirees of these affiliated Companies. The costs of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective
January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plans' funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   2000       1999
-------------                                                 --------   --------
Change in benefit obligation:
Accumulated postretirement benefit obligation at beginning
  of year...................................................   $ 66.8     $ 84.0
Service cost................................................      1.9        2.9
Interest cost...............................................      4.9        4.6
Actuarial losses (gains)....................................      5.6      (21.2)
Benefits paid...............................................     (3.7)      (3.5)
                                                               ------     ------
  Accumulated postretirement benefit obligation at end of
    year....................................................     75.5       66.8
                                                               ------     ------
Fair value of plan assets at end of year....................    --         --
                                                               ------     ------
Funded status of the plan...................................    (75.5)     (66.8)
Unamortized prior service cost..............................     (7.6)      (9.8)
Unrecognized net actuarial gains............................     (7.7)     (13.8)
                                                               ------     ------
  Accumulated postretirement benefit costs..................   $(90.8)    $(90.4)
                                                               ======     ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Service cost................................................   $  1.9     $  2.9     $  3.1
Interest cost...............................................      4.9        4.6        5.1
Recognized net actuarial (gain)loss.........................     (0.5)       0.1        0.1
Amortization of prior service cost..........................     (2.2)      (2.3)      (2.4)
                                                               ------     ------     ------
Net periodic postretirement benefit cost....................   $  4.1     $  5.3     $  5.9
                                                               ======     ======     ======

The Company allocated approximately $1.2 million and $1.1 million of the net periodic postretirement cost to its affiliated companies in 2000 and 1999 respectively.

As a result of AFC's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $3.9 million and $4.6 million in 2000 and 1999, respectively, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 2000, health care costs were assumed to increase 8.5% in 2001, declining thereafter until the ultimate rate of 5.5% is reached in 2007 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2000 by $4.8 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $0.5 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2000 by $4.2 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $0.4 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.25% and 7.75% at December 31, 2000 and 1999, respectively. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 5.5% for FAFLIC agents.

On January 1, 1998, substantially all of the postretirement medical and death benefits plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $3.8 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

12.  DIVIDEND RESTRICTIONS

Massachusetts and Delaware have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC and AFLIAC, respectively.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner (" the Commissioner ") , to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. During 2000 and 1999, no dividends were declared by FAFLIC to AFC. During 1998, FAFLIC paid dividends of $50.0 million to AFC. As of July 1, 1999, FAFLIC's ownership of Allmerica P&C, as well as several non-insurance subsidiaries, was transferred from FAFLIC to AFC. Under an agreement with the Commissioner any dividend from FAFLIC to AFC for 2001 would require the prior approval of the Commissioner and may require AFC to make additional capital contributions to FAFLIC.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding
December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 2000, 1999 or 1998. During 2001, AFLIAC could pay dividends of $28.2 million to FAFLIC without prior approval.

13.  SEGMENT INFORMATION

The Company offers Asset Accumulation financial products and services. Prior to the AFC corporate reorganization, the Company offered financial products and services in two major areas: Risk Management and Asset Accumulation. Within these broad areas, the Company conducted business principally in three operating segments. These segments were Risk Management, Allmerica Financial Services and Allmerica Asset Management. In accordance with Statement No. 131, the separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

In 1999, the Company reorganized its Property and Casualty business and Corporate Risk Management Services operations within the Risk Management segment. Under the new structure, the Risk Management segment manages its business through five distribution channels identified as Hanover North, Hanover South, Citizens Midwest, Allmerica Voluntary Benefits and Allmerica Specialty. During the second quarter of 1999, the Company approved a plan to exit its group life and health business, consisting of its EBS business, its AGU business and its reinsurance pool business. Results of operations from this business, relating to both the current and the prior periods, have been segregated and reported as a component of discontinued operations in the Consolidated Statements of Income. Operating results from this business were previously reported in the Allmerica Voluntary Benefits and Allmerica Specialty distribution channels. Prior to 1999, results of the group life and health business were included in the Corporate Risk Management Services segment, while all other Risk Management business was reflected in the Property and Casualty segment.

The Risk Management segment's property and casualty business is offered primarily through the Hanover North, Hanover South and Citizens Midwest distribution channels utilizing the Company's independent agent network primarily in the Northeast, Midwest and Southeast United States, maintaining a strong regional focus. Allmerica Voluntary Benefits focuses on worksite distribution, which offers discounted property and

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

casualty products through employer sponsored programs, and affinity group property and casualty business. Allmerica Specialty offers special niche property and casualty products in selected markets. On July 1, 1999, AFC made certain changes to its corporate structure as discussed in Note 3. As a result, FAFLIC distributed its interest in the property and casualty business after that date.

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products, as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities. Allmerica Financial Services also includes brokerage and non-institutional investment advisory services. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in GICs, such as long-term and short-term funding agreements. Short-term funding agreements are investment contracts issued to institutional buyers, such as money market funds, corporate cash management programs and securities lending collateral programs, which typically have short maturities and periodic interest rate resets based on an index such as LIBOR. Long-term funding agreements are investment contracts issued to various business or charitable trusts, which are used to support debt issued by the trust to foreign and domestic institutional buyers, such as banks, insurance companies and pension plans. These funding agreements have long maturities and may be issued with a fixed or variable interest rate based on an index such as LIBOR. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients. As a result of the aforementioned change in the AFC corporate structure, FAFLIC distributed its ownership of certain investment advisory business as of July 1, 1999.

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, technology, finance, human resources and legal.

Management evaluates the results of the aforementioned segments based on a pre-tax and pre-minority interest basis. Segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, discontinued operations, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income enhances understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Segment revenues:
  Risk Management...........................................   $--       $1,075.2   $2,220.8
  Asset Accumulation
    Allmerica Financial Services............................    855.2       797.0      721.2
    Allmerica Asset Management..............................    137.8       144.5      121.7
                                                               ------    --------   --------
        Subtotal............................................    993.0       941.5      842.9
                                                               ------    --------   --------
  Corporate.................................................    --            0.4        2.3
  Intersegment revenues.....................................    --           (0.8)      (7.6)
                                                               ------    --------   --------
    Total segment revenues including Closed Block...........    993.0     2,016.3    3,058.4
                                                               ------    --------   --------
  Adjustment to segment revenues:
      Adjustment for Closed Block...........................    (97.2)      (92.1)     (98.4)
      Net realized gains....................................    (62.4)      100.3       60.9
                                                               ------    --------   --------
  Total revenues............................................   $833.4    $2,024.5   $3,020.9
                                                               ======    ========   ========

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       2000       1999       1998
-------------                                                     --------   --------   --------
Segment income (loss) before income taxes and minority interest:
  Risk Management.............................................     $--       $   85.1   $  149.7
  Asset Accumulation
    Allmerica Financial Services..............................      224.4       207.1      169.0
    Allmerica Asset Management................................       17.3        21.3       23.7
                                                                   ------    --------   --------
        Subtotal..............................................      241.7       228.4      192.7
                                                                   ------    --------   --------
  Corporate...................................................      (30.5)      (38.6)     (45.2)
                                                                   ------    --------   --------
    Segment income before income taxes and minority interest...     211.2       274.9      297.2
                                                                   ------    --------   --------
  Adjustments to segment income:
    Net realized investment gains, net of amortization........      (57.5)      106.1       52.2
    Sales practice litigation expense.........................      --          --         (31.0)
    Restructuring costs.......................................      (11.0)      --          (9.0)
    Other items...............................................      --          --          (0.8)
                                                                   ------    --------   --------
  Income before taxes and minority interest...................     $142.7    $  381.0   $  308.6
                                                                   ======    ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31
(IN MILLIONS)                                     2000        1999          2000           1999
-------------                                   ---------   ---------   ------------   ------------
                                                 IDENTIFIABLE ASSETS    DEFERRED ACQUISITION COSTS
Risk Management...............................  $   462.6   $   542.0    $     3.3      $     6.0
Asset Accumulation
  Allmerica Financial Services................   23,132.3    23,410.7      1,409.8        1,213.1
  Allmerica Asset Management..................    2,221.3     1,381.1          0.2            0.4
                                                ---------   ---------    ---------      ---------
      Total...................................  $25,816.2   $25,333.8    $ 1,413.3      $ 1,219.5
                                                =========   =========    =========      =========

14.  LEASE COMMITMENTS

Rental expenses for operating leases, including those related to the discontinued operations of the Company, amounted to $11.7 million, $22.2 million and $34.9 million in 2000, 1999, and 1998, respectively. These expenses relate primarily to building leases of the Company. At December 31, 2000, future minimum rental payments under non-cancelable operating leases were approximately $34.6 million, payable as follows: 2001 -- $16.2 million; 2002 -- $8.5 million; 2003 -- $6.0 million; 2004 -- $2.9 million, and $1.0 million thereafter. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 2001.

15.  REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT DURATION AND LONG DURATION CONTRACTS.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement (See Note 4). Prior to the AFC corporate reorganization, the Company was subject to concentration of risk with respect to this reinsurance agreement, which represented 10% or more of the Company's reinsurance business. Net premiums earned and losses and loss adjustment expenses ceded under this agreement in 1999 were $21.9 million and $35.0 million, respectively. In addition, the Company was subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company was required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

private insurers. These market mechanisms and pooling arrangements included the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). Prior to the AFC corporate reorganization, both CAR and MCCA represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company ceded a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1999 and 1998 were $20.4 million and $21.4 million and $38.1 million and $32.3million respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1999 and 1998 of $1.8 million and $30.6 million, $3.7 million and $18.0 million , respectively.

On June 2, 1998, the Company recorded a $124.2 million one-time reduction of its direct and ceded written premiums as a result of a return of excess surplus from MCCA. This transaction had no impact on the total net premiums recorded by the Company in 1998.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Life and accident and health insurance premiums:
  Direct....................................................   $ 41.8    $   53.5   $   51.4
  Assumed...................................................      0.7         0.7        0.7
  Ceded.....................................................    (40.3)      (50.0)     (47.8)
                                                               ------    --------   --------
Net premiums................................................   $  2.2    $    4.2   $    4.3
                                                               ======    ========   ========
Property and casualty premiums written:
  Direct....................................................   $--       $1,089.0   $1,970.4
  Assumed...................................................    --           27.3       58.8
  Ceded.....................................................    --         (135.4)     (74.1)
                                                               ------    --------   --------
Net premiums................................................   $--       $  980.9   $1,955.1
                                                               ======    ========   ========
Property and casualty premiums earned:
  Direct....................................................   $--       $1,047.3   $1,966.8
  Assumed...................................................    --           30.3       64.5
  Ceded.....................................................    --         (127.3)     (66.1)
                                                               ------    --------   --------
Net premiums................................................   $--       $  950.3   $1,965.2
                                                               ======    ========   ========
Life insurance and other individual policy benefits, claims,
  Losses and loss adjustment expenses:
  Direct....................................................   $361.5    $  391.9   $  359.5
  Assumed...................................................      0.3         0.1        0.3
  Ceded.....................................................    (35.4)      (39.2)     (49.5)
                                                               ------    --------   --------
Net policy benefits, claims, losses and loss adjustment
  expenses..................................................   $326.4    $  352.8   $  310.3
                                                               ======    ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Property and casualty benefits, claims, losses and loss
  Adjustment expenses:
  Direct....................................................   $--       $  805.6   $1,588.2
  Assumed...................................................                 25.9       62.7
  Ceded.....................................................               (128.0)    (158.2)
                                                               ------    --------   --------
Net policy benefits, claims, losses, and loss adjustment
  expenses..................................................   $--       $  703.5   $1,492.7
                                                               ======    ========   ========

16.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Balance at beginning of year................................  $1,219.5   $1,161.2   $  965.5
Acquisition expenses deferred...............................     297.5      419.2      638.2
Amortized to expense during the year........................     (81.8)    (240.9)    (449.6)
Adjustment for discontinued operations......................      (2.7)       3.4       (0.2)
Adjustment to equity during the year........................     (19.2)      39.3        7.3
Adjustment due to distribution of subsidiaries..............     --        (162.7)     --
                                                              --------   --------   --------
Balance at end of year......................................  $1,413.3   $1,219.5   $1,161.2
                                                              ========   ========   ========

17.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $520.7 million and $601.3 million at December 31, 2000 and 1999, respectively. Accident and health claim liabilities were re-estimated for all prior years and were decreased by $18.6 million in 2000 and increased by $51.2 million in 1999. The decrease in 2000 primarily resulted from the Company's entrance into a reinsurance agreement which provided for the cession of the Company's long-term group disability reserves, partially offset by reserve strengthening in the reinsurance pool business. The 1999 increase resulted from the Company's reserve strengthening primarily in the EBS and reinsurance pool business.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The table below provides a reconciliation of the beginning and ending reserves for unpaid losses and LAE relating to the Company's property and casualty business prior to the AFC corporate reorganization.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999        1998
-------------                                                 ---------   --------
Reserve for losses and LAE, beginning of the year...........  $ 2,597.3   $2,615.4
Incurred losses and LAE, net of reinsurance recoverable:
  Provision for insured events of the current year..........      795.6    1,609.0
  Decrease in provision for insured events of prior years...      (96.1)    (127.2)
                                                              ---------   --------
Total incurred losses and LAE...............................      699.5    1,481.8
                                                              ---------   --------
Payments, net of reinsurance recoverable:
  Losses and LAE attributable to insured events of current
    year....................................................      342.1      871.9
  Losses and LAE attributable to insured events of prior
    years...................................................      424.2      643.0
                                                              ---------   --------
Total payments                                                    766.3    1,514.9
                                                              ---------   --------
Change in reinsurance recoverable on unpaid losses..........       44.3       15.0
Distribution of subsidiaries................................   (2,574.8)     --
                                                              ---------   --------
Reserve for losses and LAE, end of year.....................  $  --       $2,597.3
                                                              =========   ========

As part of an ongoing process, the reserves were re-estimated for all prior accident years and were decreased by $96.1 million and $127.2 million in 1999 and 1998 respectively, reflecting increased favorable development on reserves for both losses and loss adjustment expenses.

Favorable development on prior years' loss reserves was $52.0 million and $58.9 million for the years ended December 31, 1999 and 1998 respectively. Favorable development on prior year's loss adjustment expense reserves was $44.1 million and $68.3 million prior to the AFC corporate reorganization in 1999 and for the year ended December 31, 1998. The increase in favorable development 1998 was primarily attributable to claims process improvement initiatives taken by the Company. The Company has lowered claim settlement costs through increased utilization of in-house attorneys and consolidation of claim offices.

This favorable development reflected the Company's reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

Due to the nature of the business written by the Risk Management segment, the exposure to environmental liabilities was relatively small and therefore its reserves were relatively small compared to other types of liabilities. Loss and LAE reserves related to environmental damage and toxic tort liability, included in the reserve for losses and LAE, were $49.9 million, net of reinsurance of $14.2 million in 1998. The Company does not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Company may be required to defend such claims. The Company estimated its ultimate liability for these claims based upon currently known facts, reasonable assumptions where the facts are not known, current law and methodologies currently available. Although these outstanding claims were not significant, their existence gives rise to uncertainty and were discussed because of the possibility, however remote, that they may become significant. The Company believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims were adequate. In addition, the Company is not aware of any litigation or pending

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

18.  MINORITY INTEREST

As a result of the Company's divestiture of certain of its subsidiaries including its 84.5% ownership of the outstanding shares of the common stock of Allmerica P&C effective July 1, 1999, there is no minority interest reflected in the Consolidated Balance Sheets as of December 31, 2000 and 1999. The Company's interest in Allmerica P&C was represented by ownership of 70.0% of the outstanding shares of common stock at December 31, 1998. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements through the period ended June 30, 1999 and for the year ended December 31, 1998.

19.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries, including FAFLIC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, the Company and the plaintiffs entered into a settlement agreement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. FAFLIC recognized a $31.0 million pre-tax expense in 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

20.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. As of December 31, 2000, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position.

Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Statutory Net Income (Combined)
  Property and Casualty Companies (See Note 3)..............   $--        $322.6    $  180.7
  Life and Health Companies.................................    (43.6)     239.0        86.4

Statutory Shareholder's Surplus (Combined)
  Property and Casualty Companies (See Note 3)..............   $--        $--       $1,269.3
  Life and Health Companies.................................    528.5      590.1     1,164.1

                               GROUP VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                           MARCH 31, 2001 (UNAUDITED)

                                                    SELECT                                                  SELECT
                                       CORE       INVESTMENT        MONEY        EQUITY     GOVERNMENT    AGGRESSIVE    SELECT
                                      EQUITY     GRADE INCOME      MARKET         INDEX        BOND         GROWTH      GROWTH
                                     ---------   ------------   -------------   ---------   -----------   ----------   ---------
ASSETS:
Investments in shares of Allmerica
  Investment Trust.................  $     442    $     305       $     274     $     487    $     292    $  67,955    $     445
Investments in shares of Fidelity
  Variable Insurance Products Funds
  (VIP)............................         --           --              --            --           --           --           --
Investment in shares of Fidelity
  Variable Insurance Products Funds
  (VIP II).........................         --           --              --            --           --           --           --
Investment in shares of T. Rowe
  Price International
  Series, Inc......................         --           --              --            --           --           --           --
Investment in shares of Delaware
  Group Premium Fund...............         --           --              --            --           --           --           --
                                     ---------    ---------       ---------     ---------    ---------    ---------    ---------
  Total assets.....................        442          305             274           487          292       67,955          445

LIABILITIES:                                --           --              --            --           --           --           --
                                     ---------    ---------       ---------     ---------    ---------    ---------    ---------
  Net assets.......................  $     442    $     305       $     274     $     487    $     292    $  67,955    $     445
                                     =========    =========       =========     =========    =========    =========    =========

Net asset distribution by category:
  Variable life policies...........  $      --    $      --       $      --     $      --    $      --    $  67,643    $      --
  Value of investment by First
    Allmerica Financial Life
    Insurance Company (Sponsor)....        442          305             274           487          292          312          445
                                     ---------    ---------       ---------     ---------    ---------    ---------    ---------
                                     $     442    $     305       $     274     $     487    $     292    $  67,955    $     445
                                     =========    =========       =========     =========    =========    =========    =========

Units outstanding, March 31,
  2001.............................        200          200             200           200          200       43,509          200
Net asset value per unit,
  March 31, 2001...................  $2.212047    $1.523805       $1.374068     $2.433348    $1.458260    $1.561861    $2.224983

                                       SELECT
                                       GROWTH     SELECT VALUE
                                     AND INCOME   OPPORTUNITY
                                     ----------   ------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust.................  $     389     $ 118,019
Investments in shares of Fidelity
  Variable Insurance Products Funds
  (VIP)............................         --            --
Investment in shares of Fidelity
  Variable Insurance Products Funds
  (VIP II).........................         --            --
Investment in shares of T. Rowe
  Price International
  Series, Inc......................         --            --
Investment in shares of Delaware
  Group Premium Fund...............         --            --
                                     ---------     ---------
  Total assets.....................        389       118,019
LIABILITIES:                                --            --
                                     ---------     ---------
  Net assets.......................  $     389     $ 118,019
                                     =========     =========
Net asset distribution by category:
  Variable life policies...........  $      --     $ 117,554
  Value of investment by First
    Allmerica Financial Life
    Insurance Company (Sponsor)....        389           465
                                     ---------     ---------
                                     $     389     $ 118,019
                                     =========     =========
Units outstanding, March 31,
  2001.............................        200        50,772
Net asset value per unit,
  March 31, 2001...................  $1.945621     $2.324478

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                        SELECT          SELECT       SELECT      SELECT      FIDELITY       FIDELITY      FIDELITY
                                     INTERNATIONAL     CAPITAL      EMERGING    STRATEGIC       VIP            VIP           VIP
                                        EQUITY       APPRECIATION    MARKETS     GROWTH     HIGH INCOME   EQUITY-INCOME    GROWTH
                                     -------------   ------------   ---------   ---------   -----------   -------------   ---------
ASSETS:
Investments in shares of Allmerica
  Investment Trust.................    $     344      $ 223,304     $  68,633   $  56,409    $      --      $      --     $      --
Investments in shares of Fidelity
  Variable Insurance Products Funds
  (VIP)............................           --             --            --          --          238            426       197,547
Investment in shares of Fidelity
  Variable Insurance Products Funds
  (VIP II).........................           --             --            --          --           --             --            --
Investment in shares of T. Rowe
  Price International
  Series, Inc......................           --             --            --          --           --             --            --
Investment in shares of Delaware
  Group Premium Fund...............           --             --            --          --           --             --            --
                                       ---------      ---------     ---------   ---------    ---------      ---------     ---------
  Total assets.....................          344        223,304        68,633      56,409          238            426       197,547

LIABILITIES:                                  --             --            --          --           --             --            --
                                       ---------      ---------     ---------   ---------    ---------      ---------     ---------
  Net assets.......................    $     344      $ 223,304     $  68,633   $  56,409    $     238      $     426     $ 197,547
                                       =========      =========     =========   =========    =========      =========     =========

Net asset distribution by category:
  Variable life policies...........    $      --      $ 223,304     $  68,633   $  56,409    $      --      $      --     $ 197,547
  Value of investment by First
    Allmerica Financial Life
    Insurance Company (Sponsor)....          344             --            --          --          238            426            --
                                       ---------      ---------     ---------   ---------    ---------      ---------     ---------
                                       $     344      $ 223,304     $  68,633   $  56,409    $     238      $     426     $ 197,547
                                       =========      =========     =========   =========    =========      =========     =========

Units outstanding, March 31,
  2001.............................          200         98,109       126,762     126,507          200            200        78,654
Net asset value per unit,
  March 31, 2001...................    $1.718476      $2.276067     $0.541432   $0.445898    $1.188986      $2.127814     $2.511611

                                     FIDELITY      FIDELITY
                                        VIP         VIP II
                                     OVERSEAS    ASSET MANAGER
                                     ---------   -------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust.................  $      --     $      --
Investments in shares of Fidelity
  Variable Insurance Products Funds
  (VIP)............................        314            --
Investment in shares of Fidelity
  Variable Insurance Products Funds
  (VIP II).........................         --           357
Investment in shares of T. Rowe
  Price International
  Series, Inc......................         --            --
Investment in shares of Delaware
  Group Premium Fund...............         --            --
                                     ---------     ---------
  Total assets.....................        314           357
LIABILITIES:                                --            --
                                     ---------     ---------
  Net assets.......................  $     314     $     357
                                     =========     =========
Net asset distribution by category:
  Variable life policies...........  $      --     $      --
  Value of investment by First
    Allmerica Financial Life
    Insurance Company (Sponsor)....        314           357
                                     ---------     ---------
                                     $     314     $     357
                                     =========     =========
Units outstanding, March 31,
  2001.............................        200           200
Net asset value per unit,
  March 31, 2001...................  $1.570923     $1.784759

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                              T. ROWE PRICE       DGPF
                                                              INTERNATIONAL   INTERNATIONAL
                                                                  STOCK          EQUITY
                                                              -------------   -------------
ASSETS:
Investments in shares of Allmerica Investment Trust.........    $      --       $      --
Investments in shares of Fidelity Variable Insurance
  Products Funds (VIP)......................................           --              --
Investment in shares of Fidelity Variable Insurance Products
  Funds (VIP II)............................................           --              --
Investment in shares of T. Rowe Price International
  Series, Inc...............................................       77,170              --
Investment in shares of Delaware Group Premium Fund.........           --             324
                                                                ---------       ---------
  Total assets..............................................       77,170             324

LIABILITIES:                                                           --              --
                                                                ---------       ---------
  Net assets................................................    $  77,170       $     324
                                                                =========       =========

Net asset distribution by category:
  Variable life policies....................................    $  77,170       $      --
  Value of investment by First Allmerica Financial Life
    Insurance Company
    (Sponsor)...............................................           --             324
                                                                ---------       ---------
                                                                $  77,170       $     324
                                                                =========       =========

Units outstanding, March 31, 2001...........................      113,255             200
Net asset value per unit, March 31, 2001....................    $0.681381       $1.619633

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                            STATEMENTS OF OPERATIONS

                                                                                          SELECT INVESTMENT
                                                   CORE EQUITY                              GRADE INCOME
                                       FOR THE        FOR THE YEAR ENDED         FOR THE        FOR THE YEAR ENDED
                                       QUARTER           DECEMBER 31,            QUARTER           DECEMBER 31,
                                        ENDED      -------------------------      ENDED      -------------------------
                                       3/31/01        2000          1999         3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME:
  Dividends........................     $  1          $   3         $  3           $ 5           $18          $ 17

EXPENSES:
  Mortality and expense risk
    fees...........................       --             --           --            --            --            --
                                        ----          -----         ----           ---           ---          ----
    Net investment income (loss)...        1              3            3             5            18            17
                                        ----          -----         ----           ---           ---          ----

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............       --             55           45            --            --            --
  Net realized gain (loss) from
    sales of investments...........       --             --           --            --            --            --
                                        ----          -----         ----           ---           ---          ----
    Net realized gain (loss).......       --             55           45            --            --            --
  Net unrealized gain (loss).......      (61)          (111)          78             4             9           (19)
                                        ----          -----         ----           ---           ---          ----

    Net realized and unrealized
      gain (loss)..................      (61)           (56)         123             4             9           (19)
                                        ----          -----         ----           ---           ---          ----
    Net increase (decrease) in net
      assets from operations.......     $(60)         $ (53)        $126           $ 9           $27          $ (2)
                                        ====          =====         ====           ===           ===          ====


                                                  MONEY MARKET
                                       FOR THE        FOR THE YEAR ENDED
                                       QUARTER           DECEMBER 31,
                                        ENDED      -------------------------
                                       3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------
INVESTMENT INCOME:
  Dividends........................      $ 4         $4,746          $12
EXPENSES:
  Mortality and expense risk
    fees...........................       --            282           --
                                         ---         ------          ---
    Net investment income (loss)...        4          4,464           12
                                         ---         ------          ---
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............       --             --           --
  Net realized gain (loss) from
    sales of investments...........       --             --           --
                                         ---         ------          ---
    Net realized gain (loss).......       --             --           --
  Net unrealized gain (loss).......       --             --           --
                                         ---         ------          ---
    Net realized and unrealized
      gain (loss)..................       --             --           --
                                         ---         ------          ---
    Net increase (decrease) in net
      assets from operations.......      $ 4         $4,464          $12
                                         ===         ======          ===

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                  EQUITY INDEX                             GOVERNMENT BOND
                                       FOR THE        FOR THE YEAR ENDED         FOR THE        FOR THE YEAR ENDED
                                       QUARTER           DECEMBER 31,            QUARTER           DECEMBER 31,
                                        ENDED      -------------------------      ENDED      -------------------------
                                       3/31/01        2000          1999         3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME:
  Dividends........................     $  1          $   5         $  5           $4            $15          $ 15

EXPENSES:
  Mortality and expense risk
    fees...........................       --             --           --           --             --            --
                                        ----          -----         ----           --            ---          ----
    Net investment income (loss)...        1              5            5            4             15            15
                                        ----          -----         ----           --            ---          ----

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............       --             60            1           --             --            --
  Net realized gain (loss) from
    sales of investments...........       --             --           --           --             --            --
                                        ----          -----         ----           --            ---          ----
    Net realized gain (loss).......       --             60            1           --             --            --
  Net unrealized gain (loss).......      (65)          (120)          97            4             10           (14)
                                        ----          -----         ----           --            ---          ----

    Net realized and unrealized
      gain (loss)..................      (65)           (60)          98            4             10           (14)
                                        ----          -----         ----           --            ---          ----
    Net increase (decrease) in net
      assets from operations.......     $(64)         $ (55)        $103           $8            $25          $  1
                                        ====          =====         ====           ==            ===          ====

                                                     SELECT
                                                AGGRESSIVE GROWTH
                                       FOR THE        FOR THE YEAR ENDED
                                       QUARTER           DECEMBER 31,
                                        ENDED      -------------------------
                                       3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------
INVESTMENT INCOME:
  Dividends........................   $     --      $     --        $ --
EXPENSES:
  Mortality and expense risk
    fees...........................         59           279          --
                                      --------      --------        ----
    Net investment income (loss)...        (59)         (279)         --
                                      --------      --------        ----
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............         --         9,381          --
  Net realized gain (loss) from
    sales of investments...........       (543)         (941)         --
                                      --------      --------        ----
    Net realized gain (loss).......       (543)        8,440          --
  Net unrealized gain (loss).......    (20,604)      (30,734)        150
                                      --------      --------        ----
    Net realized and unrealized
      gain (loss)..................    (21,147)      (22,294)        150
                                      --------      --------        ----
    Net increase (decrease) in net
      assets from operations.......   $(21,206)     $(22,573)       $150
                                      ========      ========        ====

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                  SELECT GROWTH                       SELECT GROWTH AND INCOME
                                       FOR THE        FOR THE YEAR ENDED         FOR THE        FOR THE YEAR ENDED
                                       QUARTER           DECEMBER 31,            QUARTER           DECEMBER 31,
                                        ENDED      -------------------------      ENDED      -------------------------
                                       3/31/01        2000          1999         3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME:
  Dividends........................     $  --         $  --         $ --          $  1          $  3           $ 5

EXPENSES:
  Mortality and expense risk
    fees...........................        --            --           --            --            --            --
                                        -----         -----         ----          ----          ----           ---
    Net investment income (loss)...        --            --           --             1             3             5
                                        -----         -----         ----          ----          ----           ---

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............        --            77           18            --            81            34
  Net realized gain (loss) from
    sales of investments...........        --            --           --            --            --            --
                                        -----         -----         ----          ----          ----           ---
    Net realized gain (loss).......        --            77           18            --            81            34
  Net unrealized gain (loss).......      (113)         (197)         137           (53)         (137)           37
                                        -----         -----         ----          ----          ----           ---

    Net realized and unrealized
      gain (loss)..................      (113)         (120)         155           (53)          (56)           71
                                        -----         -----         ----          ----          ----           ---
    Net increase (decrease) in net
      assets from operations.......     $(113)        $(120)        $155          $(52)         $(53)          $76
                                        =====         =====         ====          ====          ====           ===

                                            SELECT VALUE OPPORTUNITY
                                       FOR THE        FOR THE YEAR ENDED
                                       QUARTER           DECEMBER 31,
                                        ENDED      -------------------------
                                       3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------
INVESTMENT INCOME:
  Dividends........................    $    --       $   212        $ --
EXPENSES:
  Mortality and expense risk
    fees...........................        107           324          --
                                       -------       -------        ----
    Net investment income (loss)...       (107)         (112)         --
                                       -------       -------        ----
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............         --           553          21
  Net realized gain (loss) from
    sales of investments...........        266           412          --
                                       -------       -------        ----
    Net realized gain (loss).......        266           965          21
  Net unrealized gain (loss).......     (1,441)       15,402         (38)
                                       -------       -------        ----
    Net realized and unrealized
      gain (loss)..................     (1,175)       16,367         (17)
                                       -------       -------        ----
    Net increase (decrease) in net
      assets from operations.......    $(1,282)      $16,255        $(17)
                                       =======       =======        ====

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                           SELECT INTERNATIONAL EQUITY               SELECT CAPITAL APPRECIATION
                                       FOR THE        FOR THE YEAR ENDED         FOR THE        FOR THE YEAR ENDED
                                       QUARTER           DECEMBER 31,            QUARTER           DECEMBER 31,
                                        ENDED      -------------------------      ENDED      -------------------------
                                       3/31/01        2000          1999         3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME:
  Dividends........................     $ --          $  2          $ --        $     --       $    --        $ --

EXPENSES:
  Mortality and expense risk
    fees...........................       --            --            --             213           758          --
                                        ----          ----          ----        --------       -------        ----
    Net investment income (loss)...       --             2            --            (213)         (758)         --
                                        ----          ----          ----        --------       -------        ----

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............       --            14            --              --         4,478           1
  Net realized gain (loss) from
    sales of investments...........       --            --            --            (155)         (182)         --
                                        ----          ----          ----        --------       -------        ----
    Net realized gain (loss).......       --            14            --            (155)        4,296           1
  Net unrealized gain (loss).......      (59)          (56)          107         (38,898)       (5,593)         99
                                        ----          ----          ----        --------       -------        ----

    Net realized and unrealized
      gain (loss)..................      (59)          (42)          107         (39,053)       (1,297)        100
                                        ----          ----          ----        --------       -------        ----
    Net increase (decrease) in net
      assets from operations.......     $(59)         $(40)         $107        $(39,266)      $(2,055)       $100
                                        ====          ====          ====        ========       =======        ====

                                        SELECT EMERGING MARKETS
                                       FOR THE
                                       QUARTER         FOR THE
                                        ENDED      PERIOD 3/10/00*
                                       3/31/01       TO 12/31/00
                                     (UNAUDITED)     (UNAUDITED)
                                     -----------   ---------------
INVESTMENT INCOME:
  Dividends........................   $     --         $     58
EXPENSES:
  Mortality and expense risk
    fees...........................         49              231
                                      --------         --------
    Net investment income (loss)...        (49)            (173)
                                      --------         --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............         --              756
  Net realized gain (loss) from
    sales of investments...........       (331)            (581)
                                      --------         --------
    Net realized gain (loss).......       (331)             175
  Net unrealized gain (loss).......    (11,542)         (20,816)
                                      --------         --------
    Net realized and unrealized
      gain (loss)..................    (11,873)         (20,641)
                                      --------         --------
    Net increase (decrease) in net
      assets from operations.......   $(11,922)        $(20,814)
                                      ========         ========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                SELECT
                                           STRATEGIC GROWTH                       FIDELITY VIP                 FIDELITY VIP
                                                                                   HIGH INCOME                 EQUITY-INCOME
                                       FOR THE                         FOR THE        FOR THE YEAR ENDED         FOR THE
                                       QUARTER         FOR THE         QUARTER           DECEMBER 31,            QUARTER
                                        ENDED      PERIOD 3/10/00*      ENDED      -------------------------      ENDED
                                       3/31/01       TO 12/31/00       3/31/01        2000          1999         3/31/01
                                     (UNAUDITED)     (UNAUDITED)     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   ---------------   -----------   -----------   -----------   -----------
INVESTMENT INCOME:
  Dividends........................   $     --         $      2         $ 29          $ 20           $26          $  7

EXPENSES:
  Mortality and expense risk
    fees...........................         51              268           --            --            --            --
                                      --------         --------         ----          ----           ---          ----
    Net investment income (loss)...        (51)            (266)          29            20            26             7
                                      --------         --------         ----          ----           ---          ----

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............         --            1,348           --            --             1            21
  Net realized gain (loss) from
    sales of investments...........       (366)            (197)          --            --            --            --
                                      --------         --------         ----          ----           ---          ----
    Net realized gain (loss).......       (366)           1,151           --            --             1            21
  Net unrealized gain (loss).......    (26,714)         (18,378)         (29)          (89)           (4)          (55)
                                      --------         --------         ----          ----           ---          ----

    Net realized and unrealized
      gain (loss)..................    (27,080)         (17,227)         (29)          (89)           (3)          (34)
                                      --------         --------         ----          ----           ---          ----
    Net increase (decrease) in net
      assets from operations.......   $(27,131)        $(17,493)        $ --          $(69)          $23          $(27)
                                      ========         ========         ====          ====           ===          ====


                                         FIDELITY VIP
                                         EQUITY-INCOME
                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                                     -------------------------
                                        2000          1999
                                     (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------
INVESTMENT INCOME:
  Dividends........................      $ 7           $ 6
EXPENSES:
  Mortality and expense risk
    fees...........................       --            --
                                         ---           ---
    Net investment income (loss)...        7             6
                                         ---           ---
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............       26            13
  Net realized gain (loss) from
    sales of investments...........       --            --
                                         ---           ---
    Net realized gain (loss).......       26            13
  Net unrealized gain (loss).......        2             6
                                         ---           ---
    Net realized and unrealized
      gain (loss)..................       28            19
                                         ---           ---
    Net increase (decrease) in net
      assets from operations.......      $35           $25
                                         ===           ===

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                  FIDELITY VIP                              FIDELITY VIP
                                                     GROWTH                                   OVERSEAS
                                       FOR THE        FOR THE YEAR ENDED         FOR THE        FOR THE YEAR ENDED
                                       QUARTER           DECEMBER 31,            QUARTER           DECEMBER 31,
                                        ENDED      -------------------------      ENDED      -------------------------
                                       3/31/01        2000          1999         3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME:
  Dividends........................   $     75      $      1        $  1          $ 16          $   6         $  5

EXPENSES:
  Mortality and expense risk
    fees...........................        177           716          --            --             --           --
                                      --------      --------        ----          ----          -----         ----
    Net investment income (loss)...       (102)         (715)          1            16              6            5
                                      --------      --------        ----          ----          -----         ----

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............      7,023            74          55            26             37            8
  Net realized gain (loss) from
    sales of investments...........       (482)         (377)         --            --             --           --
                                      --------      --------        ----          ----          -----         ----
    Net realized gain (loss).......      6,541          (303)         55            26             37            8
  Net unrealized gain (loss).......    (47,015)      (22,932)        129           (81)          (127)         118
                                      --------      --------        ----          ----          -----         ----

    Net realized and unrealized
      gain (loss)..................    (40,474)      (23,235)        184           (55)           (90)         126
                                      --------      --------        ----          ----          -----         ----
    Net increase (decrease) in net
      assets from operations.......   $(40,576)     $(23,950)       $185          $(39)         $ (84)        $131
                                      ========      ========        ====          ====          =====         ====

                                                 FIDELITY VIP II
                                                  ASSET MANAGER
                                       FOR THE        FOR THE YEAR ENDED
                                       QUARTER           DECEMBER 31,
                                        ENDED      -------------------------
                                       3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------
INVESTMENT INCOME:
  Dividends........................     $ 15          $ 13           $12
EXPENSES:
  Mortality and expense risk
    fees...........................       --            --            --
                                        ----          ----           ---
    Net investment income (loss)...       15            13            12
                                        ----          ----           ---
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............        6            30            15
  Net realized gain (loss) from
    sales of investments...........       --            --            --
                                        ----          ----           ---
    Net realized gain (loss).......        6            30            15
  Net unrealized gain (loss).......      (46)          (59)           13
                                        ----          ----           ---
    Net realized and unrealized
      gain (loss)..................      (40)          (29)           28
                                        ----          ----           ---
    Net increase (decrease) in net
      assets from operations.......     $(25)         $(16)          $40
                                        ====          ====           ===

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                  T. ROWE PRICE                            DGPF
                                                               INTERNATIONAL STOCK                 INTERNATIONAL EQUITY
                                                            FOR THE                         FOR THE        FOR THE YEAR ENDED
                                                            QUARTER         FOR THE         QUARTER           DECEMBER 31,
                                                             ENDED      PERIOD 3/10/00*      ENDED      -------------------------
                                                            3/31/01       TO 12/31/00       3/31/01        2000          1999
                                                          (UNAUDITED)     (UNAUDITED)     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                                          -----------   ---------------   -----------   -----------   -----------
INVESTMENT INCOME:
  Dividends.............................................   $     --         $    253         $  9          $  8           $ 7

EXPENSES:
  Mortality and expense risk fees.......................         63              254           --            --            --
                                                           --------         --------         ----          ----           ---
    Net investment income (loss)........................        (63)              (1)           9             8             7
                                                           --------         --------         ----          ----           ---

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors...         --            1,213           26             6            --
  Net realized gain (loss) from sales of investments....       (204)            (282)          --            --            --
                                                           --------         --------         ----          ----           ---
    Net realized gain (loss)............................       (204)             931           26             6            --
  Net unrealized gain (loss)............................    (13,334)         (11,135)         (68)          (13)           42
                                                           --------         --------         ----          ----           ---

    Net realized and unrealized gain (loss).............    (13,538)         (10,204)         (42)           (7)           42
                                                           --------         --------         ----          ----           ---
    Net increase (decrease) in net assets from
     operations.........................................   $(13,601)        $(10,205)        $(33)         $  1           $49
                                                           ========         ========         ====          ====           ===

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SELECT INVESTMENT
                                                   CORE EQUITY                              GRADE INCOME
                                                          YEAR ENDED                                YEAR ENDED
                                       QUARTER           DECEMBER 31,            QUARTER           DECEMBER 31,
                                        ENDED      -------------------------      ENDED      -------------------------
                                       3/31/01        2000          1999         3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...     $  1          $   3         $  3          $  5          $ 18          $ 17
    Net realized gain (loss).......       --             55           45            --            --            --
    Net unrealized gain (loss).....      (61)          (111)          78             4             9           (19)
                                        ----          -----         ----          ----          ----          ----
    Net increase (decrease) in net
      assets from operations.......      (60)           (53)         126             9            27            (2)
                                        ----          -----         ----          ----          ----          ----

  FROM POLICY TRANSACTIONS:               --             --           --            --            --            --
    Net premiums...................       --             --           --            --            --            --
    Terminations...................       --             --           --            --            --            --
    Insurance and other charges....       --             --           --            --            --            --
    Transfers between sub-accounts
      (including fixed account),
      net..........................       --             --           --            --            --            --
    Other transfers from (to) the
      General Account..............       --             --           --            --            --            --
    Net increase (decrease) in
      investment by Sponsor........       --             --           --            --            --            --
                                        ----          -----         ----          ----          ----          ----
    Net increase (decrease) in net
      assets from policy
      transactions.................       --             --           --            --            --            --
                                        ----          -----         ----          ----          ----          ----
    Net increase (decrease) in net
      assets.......................      (60)           (53)         126             9            27            (2)

NET ASSETS:
  Beginning of year................      502            555          429           296           269           271
                                        ----          -----         ----          ----          ----          ----
  End of year......................     $442          $ 502         $555          $305          $296          $269
                                        ====          =====         ====          ====          ====          ====


                                                  MONEY MARKET
                                                          YEAR ENDED
                                       QUARTER           DECEMBER 31,
                                        ENDED      -------------------------
                                       3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...     $  4        $   4,464       $ 12
    Net realized gain (loss).......       --               --         --
    Net unrealized gain (loss).....       --               --         --
                                        ----        ---------       ----
    Net increase (decrease) in net
      assets from operations.......        4            4,464         12
                                        ----        ---------       ----
  FROM POLICY TRANSACTIONS:               --               --         --
    Net premiums...................       --          520,962         --
    Terminations...................       --               --         --
    Insurance and other charges....       --           (2,284)        --
    Transfers between sub-accounts
      (including fixed account),
      net..........................       --         (520,103)        --
    Other transfers from (to) the
      General Account..............       --           (3,023)        --
    Net increase (decrease) in
      investment by Sponsor........       --               --         --
                                        ----        ---------       ----
    Net increase (decrease) in net
      assets from policy
      transactions.................       --           (4,448)        --
                                        ----        ---------       ----
    Net increase (decrease) in net
      assets.......................        4               16         12
NET ASSETS:
  Beginning of year................      270              254        242
                                        ----        ---------       ----
  End of year......................     $274        $     270       $254
                                        ====        =========       ====

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                  EQUITY INDEX                             GOVERNMENT BOND
                                                          YEAR ENDED                                YEAR ENDED
                                       QUARTER           DECEMBER 31,            QUARTER           DECEMBER 31,
                                        ENDED      -------------------------      ENDED      -------------------------
                                       3/31/01        2000          1999         3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...     $  1          $   5         $  5          $  4          $ 15          $ 15
    Net realized gain (loss).......       --             60            1            --            --            --
    Net unrealized gain (loss).....      (65)          (120)          97             4            10           (14)
                                        ----          -----         ----          ----          ----          ----
    Net increase (decrease) in net
      assets from operations.......      (64)           (55)         103             8            25             1
                                        ----          -----         ----          ----          ----          ----

  FROM POLICY TRANSACTIONS:               --             --           --            --            --            --
    Net premiums...................       --             --           --            --            --            --
    Terminations...................       --             --           --            --            --            --
    Insurance and other charges....       --             --           --            --            --            --
    Transfers between sub-accounts
      (including fixed account),
      net..........................       --             --           --            --            --            --
    Other transfers from (to) the
      General Account..............       --             --           --            --            --            --
    Net increase (decrease) in
      investment by Sponsor........       --             --           --            --            --            --
                                        ----          -----         ----          ----          ----          ----
    Net increase (decrease) in net
      assets from policy
      transactions.................       --             --           --            --            --            --
                                        ----          -----         ----          ----          ----          ----
    Net increase (decrease) in net
      assets.......................      (64)           (55)         103             8            25             1

NET ASSETS:
  Beginning of year................      551            606          503           284           259           258
                                        ----          -----         ----          ----          ----          ----
  End of year......................     $487          $ 551         $606          $292          $284          $259
                                        ====          =====         ====          ====          ====          ====

                                                     SELECT
                                                AGGRESSIVE GROWTH
                                                          YEAR ENDED
                                       QUARTER           DECEMBER 31,
                                        ENDED      -------------------------
                                       3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...   $    (59)     $   (279)       $ --
    Net realized gain (loss).......       (543)        8,440          --
    Net unrealized gain (loss).....    (20,604)      (30,734)        150
                                      --------      --------        ----
    Net increase (decrease) in net
      assets from operations.......    (21,206)      (22,573)        150
                                      --------      --------        ----
  FROM POLICY TRANSACTIONS:                 --            --          --
    Net premiums...................     51,975            --          --
    Terminations...................         --            --          --
    Insurance and other charges....       (677)       (2,452)         --
    Transfers between sub-accounts
      (including fixed account),
      net..........................         --        52,010          --
    Other transfers from (to) the
      General Account..............         --        10,340          --
    Net increase (decrease) in
      investment by Sponsor........         --            --          --
                                      --------      --------        ----
    Net increase (decrease) in net
      assets from policy
      transactions.................     51,298        59,898          --
                                      --------      --------        ----
    Net increase (decrease) in net
      assets.......................     30,092        37,325         150
NET ASSETS:
  Beginning of year................     37,863           538         388
                                      --------      --------        ----
  End of year......................   $ 67,955      $ 37,863        $538
                                      ========      ========        ====

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                               SELECT
                                                  SELECT GROWTH                           GROWTH AND INCOME
                                                          YEAR ENDED                                YEAR ENDED
                                       QUARTER           DECEMBER 31,            QUARTER           DECEMBER 31,
                                        ENDED      -------------------------      ENDED      -------------------------
                                       3/31/01        2000          1999         3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...     $  --         $  --         $ --          $  1          $   3         $  5
    Net realized gain (loss).......        --            77           18            --             81           34
    Net unrealized gain (loss).....      (113)         (197)         137           (53)          (137)          37
                                        -----         -----         ----          ----          -----         ----
    Net increase (decrease) in net
      assets from operations.......      (113)         (120)         155           (52)           (53)          76
                                        -----         -----         ----          ----          -----         ----

  FROM POLICY TRANSACTIONS:                --            --           --            --             --           --
    Net premiums...................        --            --           --            --             --           --
    Terminations...................        --            --           --            --             --           --
    Insurance and other charges....        --            --           --            --             --           --
    Transfers between sub-accounts
      (including fixed account),
      net..........................        --            --           --            --             --           --
    Other transfers from (to) the
      General Account..............        --            --           --            --             --           --
    Net increase (decrease) in
      investment by Sponsor........        --            --           --            --             --           --
                                        -----         -----         ----          ----          -----         ----
    Net increase (decrease) in net
      assets from policy
      transactions.................        --            --           --            --             --           --
                                        -----         -----         ----          ----          -----         ----
    Net increase (decrease) in net
      assets.......................      (113)         (120)         155           (52)           (53)          76

NET ASSETS:
  Beginning of year................       558           678          523           441            494          418
                                        -----         -----         ----          ----          -----         ----
  End of year......................     $ 445         $ 558         $678          $389          $ 441         $494
                                        =====         =====         ====          ====          =====         ====

                                                     SELECT
                                                VALUE OPPORTUNITY
                                                          YEAR ENDED
                                       QUARTER           DECEMBER 31,
                                        ENDED      -------------------------
                                       3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...   $   (107)      $  (112)       $ --
    Net realized gain (loss).......        266           965          21
    Net unrealized gain (loss).....     (1,441)       15,402         (38)
                                      --------       -------        ----
    Net increase (decrease) in net
      assets from operations.......     (1,282)       16,255         (17)
                                      --------       -------        ----
  FROM POLICY TRANSACTIONS:                 --            --          --
    Net premiums...................     51,975            --          --
    Terminations...................         --            --          --
    Insurance and other charges....     (1,196)       (3,064)         --
    Transfers between sub-accounts
      (including fixed account),
      net..........................         --        52,010          --
    Other transfers from (to) the
      General Account..............         --         2,966          --
    Net increase (decrease) in
      investment by Sponsor........         --            --          --
                                      --------       -------        ----
    Net increase (decrease) in net
      assets from policy
      transactions.................     50,779        51,912          --
                                      --------       -------        ----
    Net increase (decrease) in net
      assets.......................     49,497        68,167         (17)
NET ASSETS:
  Beginning of year................     68,522           355         372
                                      --------       -------        ----
  End of year......................   $118,019       $68,522        $355
                                      ========       =======        ====

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                     SELECT

                                                                                               SELECT
                                              INTERNATIONAL EQUITY

                                                                                        CAPITAL APPRECIATION
                                                          YEAR ENDED                                YEAR ENDED
                                       QUARTER           DECEMBER 31,            QUARTER           DECEMBER 31,
                                        ENDED      -------------------------      ENDED      -------------------------
                                       3/31/01        2000          1999         3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...     $ --          $  2          $ --        $   (213)     $   (758)       $ --
    Net realized gain (loss).......       --            14            --            (155)        4,296           1
    Net unrealized gain (loss).....      (59)          (56)          107         (38,898)       (5,593)         99
                                        ----          ----          ----        --------      --------        ----
    Net increase (decrease) in net
      assets from operations.......      (59)          (40)          107         (39,266)       (2,055)        100
                                        ----          ----          ----        --------      --------        ----

  FROM POLICY TRANSACTIONS:               --            --            --              --            --          --
    Net premiums...................       --            --            --         129,938            --          --
    Terminations...................       --            --            --              --            --          --
    Insurance and other charges....       --            --            --          (2,368)       (6,979)         --
    Transfers between sub-accounts
      (including fixed account),
      net..........................       --            --            --              --       130,026          --
    Other transfers from (to) the
      General Account..............       --            --            --              --        14,053          --
    Net increase (decrease) in
      investment by Sponsor........       --            --            --              --          (539)         --
                                        ----          ----          ----        --------      --------        ----
    Net increase (decrease) in net
      assets from policy
      transactions.................       --            --            --         127,570       136,561          --
                                        ----          ----          ----        --------      --------        ----
    Net increase (decrease) in net
      assets.......................      (59)          (40)          107          88,304       134,506         100

NET ASSETS:
  Beginning of year................      403           443           336         135,000           494         394
                                        ----          ----          ----        --------      --------        ----
  End of year......................     $344          $403          $443        $223,304      $135,000        $494
                                        ====          ====          ====        ========      ========        ====


                                               SELECT

                                          EMERGING MARKETS

                                       QUARTER        PERIOD
                                        ENDED      FROM 3/10/00*
                                       3/31/01      TO 12/31/00
                                     (UNAUDITED)    (UNAUDITED)
                                     -----------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...    $   (49)       $  (173)
    Net realized gain (loss).......       (331)           175
    Net unrealized gain (loss).....    (11,542)       (20,816)
                                       -------        -------
    Net increase (decrease) in net
      assets from operations.......    (11,922)       (20,814)
                                       -------        -------
  FROM POLICY TRANSACTIONS:                 --             --
    Net premiums...................     51,975             --
    Terminations...................         --             --
    Insurance and other charges....       (605)        (2,021)
    Transfers between sub-accounts
      (including fixed account),
      net..........................         --         52,010
    Other transfers from (to) the
      General Account..............         --             10
    Net increase (decrease) in
      investment by Sponsor........         --             --
                                       -------        -------
    Net increase (decrease) in net
      assets from policy
      transactions.................     51,370         49,999
                                       -------        -------
    Net increase (decrease) in net
      assets.......................     39,448         29,185
NET ASSETS:
  Beginning of year................     29,185             --
                                       -------        -------
  End of year......................    $68,633        $29,185
                                       =======        =======

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                FIDELITY VIP                 FIDELITY VIP
                                               SELECT                            HIGH INCOME                 EQUITY-INCOME
                                          STRATEGIC GROWTH                              YEAR ENDED
                                       QUARTER        PERIOD         QUARTER           DECEMBER 31,            QUARTER
                                        ENDED      FROM 3/10/00*      ENDED      -------------------------      ENDED
                                       3/31/01      TO 12/31/00      3/31/01        2000          1999         3/31/01
                                     (UNAUDITED)    (UNAUDITED)    (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -------------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...   $    (51)      $   (266)        $ 29          $ 20          $ 26          $  7
    Net realized gain (loss).......       (366)         1,151           --            --             1            21
    Net unrealized gain (loss).....    (26,714)       (18,378)         (29)          (89)           (4)          (55)
                                      --------       --------         ----          ----          ----          ----
    Net increase (decrease) in net
      assets from operations.......    (27,131)       (17,493)          --           (69)           23           (27)
                                      --------       --------         ----          ----          ----          ----

  FROM POLICY TRANSACTIONS:                 --             --           --            --            --            --
    Net premiums...................     51,975             --           --            --            --            --
    Terminations...................         --             --           --            --            --            --
    Insurance and other charges....       (582)        (2,373)          --            --            --            --
    Transfers between sub-accounts
      (including fixed account),
      net..........................         --         52,010           --            --            --            --
    Other transfers from (to) the
      General Account..............         --              3           --            --            --            --
    Net increase (decrease) in
      investment by Sponsor........         --             --           --            --            --            --
                                      --------       --------         ----          ----          ----          ----
    Net increase (decrease) in net
      assets from policy
      transactions.................     51,393         49,640           --            --            --            --
                                      --------       --------         ----          ----          ----          ----
    Net increase (decrease) in net
      assets.......................     24,262         32,147           --           (69)           23           (27)

NET ASSETS:
  Beginning of year................     32,147             --          238           307           284           453
                                      --------       --------         ----          ----          ----          ----
  End of year......................   $ 56,409       $ 32,147         $238          $238          $307          $426
                                      ========       ========         ====          ====          ====          ====

                                         FIDELITY VIP
                                         EQUITY-INCOME
                                            YEAR ENDED
                                           DECEMBER 31,
                                     -------------------------
                                        2000          1999
                                     (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...     $  7          $  6
    Net realized gain (loss).......       26            13
    Net unrealized gain (loss).....        2             6
                                        ----          ----
    Net increase (decrease) in net
      assets from operations.......       35            25
                                        ----          ----
  FROM POLICY TRANSACTIONS:               --            --
    Net premiums...................       --            --
    Terminations...................       --            --
    Insurance and other charges....       --            --
    Transfers between sub-accounts
      (including fixed account),
      net..........................       --            --
    Other transfers from (to) the
      General Account..............       --            --
    Net increase (decrease) in
      investment by Sponsor........       --            --
                                        ----          ----
    Net increase (decrease) in net
      assets from policy
      transactions.................       --            --
                                        ----          ----
    Net increase (decrease) in net
      assets.......................       35            25
NET ASSETS:
  Beginning of year................      418           393
                                        ----          ----
  End of year......................     $453          $418
                                        ====          ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                  FIDELITY VIP                              FIDELITY VIP
                                                     GROWTH                                   OVERSEAS
                                                          YEAR ENDED                                YEAR ENDED
                                       QUARTER           DECEMBER 31,            QUARTER           DECEMBER 31,
                                        ENDED      -------------------------      ENDED      -------------------------
                                       3/31/01        2000          1999         3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...   $   (102)     $   (715)       $  1          $ 16          $   6         $  5
    Net realized gain (loss).......      6,541          (303)         55            26             37            8
    Net unrealized gain (loss).....    (47,015)      (22,932)        129           (81)          (127)         118
                                      --------      --------        ----          ----          -----         ----
    Net increase (decrease) in net
      assets from operations.......    (40,576)      (23,950)        185           (39)           (84)         131
                                      --------      --------        ----          ----          -----         ----

  FROM POLICY TRANSACTIONS:                 --            --          --            --             --           --
    Net premiums...................    129,937            --          --            --             --           --
    Terminations...................         --            --          --            --             --           --
    Insurance and other charges....     (1,974)       (6,502)         --            --             --           --
    Transfers between sub-accounts
      (including fixed account),
      net..........................         --       130,026          --            --             --           --
    Other transfers from (to) the
      General Account..............         --        10,624          --            --             --           --
    Net increase (decrease) in
      investment by Sponsor........         --          (715)         --            --             --           --
                                      --------      --------        ----          ----          -----         ----
    Net increase (decrease) in net
      assets from policy
      transactions.................    127,963       133,433          --            --             --           --
                                      --------      --------        ----          ----          -----         ----
    Net increase (decrease) in net
      assets.......................     87,387       109,483         185           (39)           (84)         131

NET ASSETS:
  Beginning of year................    110,160           677         492           353            437          306
                                      --------      --------        ----          ----          -----         ----
  End of year......................   $197,547      $110,160        $677          $314          $ 353         $437
                                      ========      ========        ====          ====          =====         ====

                                                 FIDELITY VIP II
                                                  ASSET MANAGER
                                                          YEAR ENDED
                                       QUARTER           DECEMBER 31,
                                        ENDED      -------------------------
                                       3/31/01        2000          1999
                                     (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                     -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...     $ 15          $ 13          $ 12
    Net realized gain (loss).......        6            30            15
    Net unrealized gain (loss).....      (46)          (59)           13
                                        ----          ----          ----
    Net increase (decrease) in net
      assets from operations.......      (25)          (16)           40
                                        ----          ----          ----
  FROM POLICY TRANSACTIONS:               --            --            --
    Net premiums...................       --            --            --
    Terminations...................       --            --            --
    Insurance and other charges....       --            --            --
    Transfers between sub-accounts
      (including fixed account),
      net..........................       --            --            --
    Other transfers from (to) the
      General Account..............       --            --            --
    Net increase (decrease) in
      investment by Sponsor........       --            --            --
                                        ----          ----          ----
    Net increase (decrease) in net
      assets from policy
      transactions.................       --            --            --
                                        ----          ----          ----
    Net increase (decrease) in net
      assets.......................      (25)          (16)           40
NET ASSETS:
  Beginning of year................      382           398           358
                                        ----          ----          ----
  End of year......................     $357          $382          $398
                                        ====          ====          ====

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                           DGPF
                                                                   T. ROWE PRICE                   INTERNATIONAL EQUITY
                                                                INTERNATIONAL STOCK                            YEAR ENDED
                                                              QUARTER                       QUARTER           DECEMBER 31,
                                                               ENDED         PERIOD          ENDED      -------------------------
                                                              3/31/01     FROM 3/10/00*     3/31/01        2000          1999
                                                            (UNAUDITED)    TO 12/31/00    (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                                            -----------   -------------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)..........................   $    (63)      $     (1)        $  9          $  8          $  7
    Net realized gain (loss)..............................       (204)           931           26             6            --
    Net unrealized gain (loss)............................    (13,334)       (11,135)         (68)          (13)           42
                                                             --------       --------         ----          ----          ----
    Net increase (decrease) in net assets from
     operations...........................................    (13,601)       (10,205)         (33)            1            49
                                                             --------       --------         ----          ----          ----

  FROM POLICY TRANSACTIONS:                                        --             --           --            --            --
    Net premiums..........................................     51,975             --           --            --            --
    Terminations..........................................         --             --           --            --            --
    Insurance and other charges...........................       (733)        (2,286)          --            --            --
    Transfers between sub-accounts (including fixed
     account), net........................................         --         52,010           --            --            --
    Other transfers from (to) the General Account.........         --             10           --            --            --
    Net increase (decrease) in investment by Sponsor......         --             --           --            --            --
                                                             --------       --------         ----          ----          ----
    Net increase (decrease) in net assets from policy
     transactions.........................................     51,242         49,734           --            --            --
                                                             --------       --------         ----          ----          ----
    Net increase (decrease) in net assets.................     37,641         39,529          (33)            1            49

NET ASSETS:
  Beginning of year.......................................     39,529             --          357           356           307
                                                             --------       --------         ----          ----          ----
  End of year.............................................   $ 77,170       $ 39,529         $324          $357          $356
                                                             ========       ========         ====          ====          ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Group VEL Account (Group VEL) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on November 13, 1996 (initial investment by the Company occurred on May 1, 1995), for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain flexible premium variable life insurance policies issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Group VEL are clearly identified and distinguished from the other assets and liabilities of the Company. Group VEL cannot be charged with liabilities arising out of any other business of the Company.

    Group VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Group VEL currently offers fifty-three Sub-Accounts of which 20 had investment activity through the quarter ended March 31, 2001. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (AIT) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS), a wholly-owned subsidiary of the Company; or of the Fidelity Variable Insurance Products Fund (Fidelity VIP) or the Fidelity Variable Insurance Products Fund II (Fidelity VIP
II), managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of the Delaware Group Premium Fund (DGPF) managed by Delaware Management Company or Delaware International Advisers Ltd.; or of The Universal Institutional Funds, Inc. (UIF) managed by Morgan Stanley Stanley Asset Management; or of AIM Variable Insurance Funds (AVIF) managed by A I M Advisors, Inc.; or of The Alger American Fund (Alger) managed by Fred Alger Management, Inc.; or of Alliance Variable Products Series Fund (Alliance), managed by Alliance Capital Management, L.P.; or of Deutsche Asset Management VIT Funds (DeAM) managed by Bankers Trust Company; or of the Goldman Sachs Variable Insurance Trust (GSAM) managed by Goldman Sachs Asset Management; or of Franklin Templeton Variable Insurance Products Trust (FT VIP) managed by Templeton Investment Counsel, Inc.; or of J.P. Morgan Series Trust II (MSDW) managed by J.P. Morgan Investment Management Inc.; or of PIMCO Variable Insurance Trust (PIMCO) managed by Pacific Investment Management Co.; or of Credit Suisse Warburg Pincus Trust (CSAM) managed by Credit Suisse Asset Management, LLC.; or of Janus Aspen Series managed by Janus Capital (Janus). AIT, Fidelity VIP, Fidelity VIP II, T. Rowe Price, DGPF, UIF, AVIF, Alger, Alliance, DeAM, GSAM, FT VIP, MSDW, PIMCO, CSAM and Janus (the Funds) are open-end, management investment companies registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by Group VEL Account in the preparation of its financial statements.

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Group VEL. Therefore, no provision for income taxes has been charged against Group VEL.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Policyowners of the Group VEL Account of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Group VEL Account of First Allmerica Financial Life Insurance Company at December 31, 2000, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 16, 2001

                               GROUP VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

                                                  SELECT                                                SELECT
                                    CORE        INVESTMENT        MONEY      EQUITY     GOVERNMENT    AGGRESSIVE    SELECT
                                  EQUITY(A)   GRADE INCOME(A)    MARKET       INDEX        BOND         GROWTH      GROWTH
                                  ---------   ---------------   ---------   ---------   -----------   ----------   ---------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $     502      $     296      $     270   $     551    $     284    $  37,863    $     558
Investments in shares of
  Fidelity Variable Insurance
  Products Funds (VIP)..........         --             --             --          --           --           --           --
Investment in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II)................         --             --             --          --           --           --           --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................         --             --             --          --           --           --           --
Investment in shares of Delaware
  Group Premium Fund............         --             --             --          --           --           --           --
                                  ---------      ---------      ---------   ---------    ---------    ---------    ---------
  Total assets..................        502            296            270         551          284       37,863          558

LIABILITIES:                             --             --             --          --           --           --           --
                                  ---------      ---------      ---------   ---------    ---------    ---------    ---------
  Net assets....................  $     502      $     296      $     270   $     551    $     284    $  37,863    $     558
                                  =========      =========      =========   =========    =========    =========    =========

Net asset distribution by
  category:
  Variable life policies........  $      --      $      --      $      --   $      --    $      --    $  37,457    $      --
  Value of investment by First
    Allmerica Financial Life
    Insurance Company
    (Sponsor)...................        502            296            270         551          284          406          558
                                  ---------      ---------      ---------   ---------    ---------    ---------    ---------
                                  $     502      $     296      $     270   $     551    $     284    $  37,863    $     558
                                  =========      =========      =========   =========    =========    =========    =========

Units outstanding, December 31,
  2000..........................        200            200            200         200          200       18,665          200
Net asset value per unit,
  December 31, 2000.............  $2.511386      $1.482001      $1.354754   $2.756559    $1.422258    $2.028507    $2.787846

                                     SELECT         SELECT         SELECT          SELECT
                                     GROWTH          VALUE      INTERNATIONAL     CAPITAL
                                   AND INCOME     OPPORTUNITY      EQUITY       APPRECIATION
                                  -------------   -----------   -------------   ------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....    $     441      $  68,522      $     403      $ 135,000
Investments in shares of
  Fidelity Variable Insurance
  Products Funds (VIP)..........           --             --             --             --
Investment in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II)................           --             --             --             --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................           --             --             --             --
Investment in shares of Delaware
  Group Premium Fund............           --             --             --             --
                                    ---------      ---------      ---------      ---------
  Total assets..................          441         68,522            403        135,000
LIABILITIES:                               --             --             --             --
                                    ---------      ---------      ---------      ---------
  Net assets....................    $     441      $  68,522      $     403      $ 135,000
                                    =========      =========      =========      =========
Net asset distribution by
  category:
  Variable life policies........    $      --      $  68,059      $      --      $ 135,000
  Value of investment by First
    Allmerica Financial Life
    Insurance Company
    (Sponsor)...................          441            463            403             --
                                    ---------      ---------      ---------      ---------
                                    $     441      $  68,522      $     403      $ 135,000
                                    =========      =========      =========      =========
Units outstanding, December 31,
  2000..........................          200         29,629            200         51,123
Net asset value per unit,
  December 31, 2000.............    $2.205261      $2.312655      $2.014667      $2.640688

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2000

                                      SELECT      SELECT
                                     EMERGING    STRATEGIC   FIDELITY VIP   FIDELITY VIP    FIDELITY VIP   FIDELITY VIP
                                      MARKETS     GROWTH     HIGH INCOME    EQUITY-INCOME      GROWTH        OVERSEAS
                                     ---------   ---------   ------------   -------------   ------------   ------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust.................  $  29,185   $  32,147    $      --       $      --      $      --      $      --
Investments in shares of Fidelity
  Variable Insurance Products Funds
  (VIP)............................         --          --           --             238            453        110,160
Investment in shares of Fidelity
  Variable Insurance Products Funds
  (VIP II).........................         --          --           --              --             --             --
Investment in shares of T. Rowe
  Price International
  Series, Inc......................         --          --           --              --             --             --
Investment in shares of Delaware
  Group Premium Fund...............         --          --           --              --             --             --
                                     ---------   ---------    ---------       ---------      ---------      ---------
  Total assets.....................     29,185      32,147          238             453        110,160            353

LIABILITIES:                                --          --           --              --             --             --
                                     ---------   ---------    ---------       ---------      ---------      ---------
  Net assets.......................  $  29,185   $  32,147    $     238       $     453      $ 110,160      $     353
                                     =========   =========    =========       =========      =========      =========

Net asset distribution by category:
  Variable life policies...........  $  29,185   $  32,147    $      --       $      --      $ 110,160      $      --
  Value of investment by First
    Allmerica Financial Life
    Insurance Company (Sponsor)....         --          --          238             453             --            353
                                     ---------   ---------    ---------       ---------      ---------      ---------
                                     $  29,185   $  32,147    $     238       $     453      $ 110,160      $     353
                                     =========   =========    =========       =========      =========      =========

Units outstanding, December 31,
  2000.............................     49,189      49,190          200             200         36,571            200
Net asset value per unit,
  December 31, 2000................  $0.593320   $0.653531    $1.190940       $2.264668      $3.012229      $1.766168

                                                        T. ROWE PRICE       DGPF
                                     FIDELITY VIP II    INTERNATIONAL   INTERNATIONAL
                                      ASSET MANAGER         STOCK          EQUITY
                                     ----------------   -------------   -------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust.................     $      --         $      --       $      --
Investments in shares of Fidelity
  Variable Insurance Products Funds
  (VIP)............................           353                --              --
Investment in shares of Fidelity
  Variable Insurance Products Funds
  (VIP II).........................           382                --              --
Investment in shares of T. Rowe
  Price International
  Series, Inc......................            --            39,529              --
Investment in shares of Delaware
  Group Premium Fund...............            --                --             357
                                        ---------         ---------       ---------
  Total assets.....................           382            39,529             357
LIABILITIES:                                   --                --              --
                                        ---------         ---------       ---------
  Net assets.......................     $     382         $  39,529       $     357
                                        =========         =========       =========
Net asset distribution by category:
  Variable life policies...........     $      --         $  39,529       $      --
  Value of investment by First
    Allmerica Financial Life
    Insurance Company (Sponsor)....           382                --             357
                                        ---------         ---------       ---------
                                        $     382         $  39,529       $     357
                                        =========         =========       =========
Units outstanding, December 31,
  2000.............................           200            49,198             200
Net asset value per unit,
  December 31, 2000................     $1.909505         $0.803474       $1.787323

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                            STATEMENTS OF OPERATIONS

                                                                    SELECT INVESTMENT
                                                CORE EQUITY(A)       GRADE INCOME(A)       MONEY MARKET        EQUITY INDEX
                                                    FOR THE              FOR THE             FOR THE              FOR THE
                                                  YEAR ENDED           YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                 DECEMBER 31,         DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
                                              -------------------  -------------------  ------------------  -------------------
                                              2000   1999   1998   2000   1999   1998    2000   1999  1998  2000   1999   1998
                                              -----  -----  -----  -----  -----  -----  ------  ----  ----  -----  -----  -----
INVESTMENT INCOME:
  Dividends.................................  $   3  $  3   $  4    $18   $ 17    $15   $4,746  $12   $12   $   5  $  5   $  5

EXPENSES:
  Mortality and expense risk fees...........     --    --     --     --     --     --      282   --    --      --    --     --
                                              -----  ----   ----    ---   ----    ---   ------  ---   ---   -----  ----   ----
    Net investment income (loss)............      3     3      4     18     17     15    4,464   12    12       5     5      5
                                              -----  ----   ----    ---   ----    ---   ------  ---   ---   -----  ----   ----

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................     55    45      4     --     --     --       --   --    --      60     1     12
  Net realized gain (loss) from sales of
    investments.............................     --    --     --     --     --     --       --   --    --      --    --     --
                                              -----  ----   ----    ---   ----    ---   ------  ---   ---   -----  ----   ----
    Net realized gain (loss)................     55    45      4     --     --     --       --   --    --      60     1     12
  Net unrealized gain (loss)................   (111)   78     61      9    (19)     5       --   --    --    (120)   97     94
                                              -----  ----   ----    ---   ----    ---   ------  ---   ---   -----  ----   ----

    Net realized and unrealized gain
     (loss).................................    (56)  123     65      9    (19)     5       --   --    --     (60)   98    106
                                              -----  ----   ----    ---   ----    ---   ------  ---   ---   -----  ----   ----
    Net increase (decrease) in net assets
     from operations........................  $ (53) $126   $ 69    $27   $ (2)   $20   $4,464  $12   $12   $ (55) $103   $111
                                              =====  ====   ====    ===   ====    ===   ======  ===   ===   =====  ====   ====

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                        SELECT                                     SELECT
                                               GOVERNMENT BOND     AGGRESSIVE GROWTH       SELECT GROWTH     GROWTH AND INCOME
                                                   FOR THE              FOR THE               FOR THE             FOR THE
                                                 YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                                DECEMBER 31,         DECEMBER 31,          DECEMBER 31,         DECEMBER 31,
                                              -----------------  ---------------------  -------------------  ------------------
                                              2000  1999   1998    2000    1999   1998  2000   1999   1998    2000   1999  1998
                                              ----  -----  ----  --------  -----  ----  -----  -----  -----  ------  ----  ----
INVESTMENT INCOME:
  Dividends.................................  $15   $ 15   $14   $     --  $ --   $--   $  --  $ --   $ --   $   3   $ 5   $ 5

EXPENSES:
  Mortality and expense risk fees...........   --     --    --        279    --    --      --    --     --      --    --    --
                                              ---   ----   ---   --------  ----   ---   -----  ----   ----   -----   ---   ---
    Net investment income (loss)............   15     15    14       (279)   --    --      --    --     --       3     5     5
                                              ---   ----   ---   --------  ----   ---   -----  ----   ----   -----   ---   ---

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................   --     --    --      9,381    --    --      77    18      4      81    34     1
  Net realized gain (loss) from sales of
    investments.............................   --     --    --       (941)   --    --      --    --     --      --    --    --
                                              ---   ----   ---   --------  ----   ---   -----  ----   ----   -----   ---   ---
    Net realized gain (loss)................   --     --    --      8,440    --    --      77    18      4      81    34     1
  Net unrealized gain (loss)................   10    (14)    4    (30,734)  150    37    (197)  137    133    (137)   37    53
                                              ---   ----   ---   --------  ----   ---   -----  ----   ----   -----   ---   ---

    Net realized and unrealized gain
     (loss).................................   10    (14)    4    (22,294)  150    37    (120)  155    137     (56)   71    54
                                              ---   ----   ---   --------  ----   ---   -----  ----   ----   -----   ---   ---
    Net increase (decrease) in net assets
     from operations........................  $25   $  1   $18   $(22,573) $150   $37   $(120) $155   $137   $ (53)  $76   $59
                                              ===   ====   ===   ========  ====   ===   =====  ====   ====   =====   ===   ===

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                  SELECT                SELECT                 SELECT
                             VALUE OPPORTUNITY   INTERNATIONAL EQUITY   CAPITAL APPRECIATION
                                  FOR THE               FOR THE                FOR THE              SELECT            SELECT
                                YEAR ENDED            YEAR ENDED             YEAR ENDED        EMERGING MARKETS  STRATEGIC GROWTH
                               DECEMBER 31,          DECEMBER 31,           DECEMBER 31,        FOR THE PERIOD    FOR THE PERIOD
                            -------------------  ---------------------  ---------------------      3/10/00*          3/10/00*
                             2000    1999  1998  2000    1999    1998    2000    1999   1998     TO 12/31/00       TO 12/31/00
                            -------  ----  ----  -----  ------  ------  -------  -----  -----  ----------------  ----------------
INVESTMENT INCOME:
  Dividends...............  $   212  $ --  $ 3   $  2    $ --    $  4   $    --  $ --   $ --       $     58          $      2

EXPENSES:
  Mortality and expense
    risk fees.............      324    --   --     --      --      --       758    --     --            231               268
                            -------  ----  ---   ----    ----    ----   -------  ----   ----       --------          --------
    Net investment income
      (loss)..............     (112)   --    3      2      --       4      (758)   --     --           (173)             (266)
                            -------  ----  ---   ----    ----    ----   -------  ----   ----       --------          --------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors....      553    21    1     14      --      --     4,478     1     60            756             1,348
  Net realized gain (loss)
    from sales of
    investments...........      412    --   --     --      --      --      (182)   --     --           (581)             (197)
                            -------  ----  ---   ----    ----    ----   -------  ----   ----       --------          --------
    Net realized gain
      (loss)..............      965    21    1     14      --      --     4,296     1     60            175             1,151
  Net unrealized gain
    (loss)................   15,402   (38)  13    (56)    107      43    (5,593)   99    (12)       (20,816)          (18,378)
                            -------  ----  ---   ----    ----    ----   -------  ----   ----       --------          --------

    Net realized and
      unrealized gain
      (loss)..............   16,367   (17)  14    (42)    107      43    (1,297)  100     48        (20,641)          (17,227)
                            -------  ----  ---   ----    ----    ----   -------  ----   ----       --------          --------
    Net increase
      (decrease) in net
      assets from
      operations..........  $16,255  $(17) $17   $(40)   $107    $ 47   $(2,055) $100   $ 48       $(20,814)         $(17,493)
                            =======  ====  ===   ====    ====    ====   =======  ====   ====       ========          ========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                FIDELITY VIP      FIDELITY VIP                               FIDELITY VIP
                                                HIGH INCOME      EQUITY-INCOME     FIDELITY VIP GROWTH         OVERSEAS
                                                  FOR THE           FOR THE              FOR THE               FOR THE
                                                 YEAR ENDED        YEAR ENDED           YEAR ENDED            YEAR ENDED
                                                DECEMBER 31,      DECEMBER 31,         DECEMBER 31,          DECEMBER 31,
                                              ----------------  ----------------  ----------------------  ------------------
                                              2000  1999  1998  2000  1999  1998    2000    1999   1998   2000   1999   1998
                                              ----  ----  ----  ----  ----  ----  --------  -----  -----  -----  -----  ----
INVESTMENT INCOME:
  Dividends.................................  $ 20  $26   $ 21  $ 7   $ 6   $ 5   $      1  $  1   $  2   $   6  $  5   $ 5

EXPENSES:
  Mortality and expense risk fees...........    --   --     --   --    --    --        716    --     --      --    --    --
                                              ----  ---   ----  ---   ---   ---   --------  ----   ----   -----  ----   ---
    Net investment income (loss)............    20   26     21    7     6     5       (715)    1      2       6     5     5
                                              ----  ---   ----  ---   ---   ---   --------  ----   ----   -----  ----   ---

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................    --    1     13   26    13    18         74    55     47      37     8    16
  Net realized gain (loss) from sales of
    investments.............................    --   --     --   --    --    --       (377)   --     --      --    --    --
                                              ----  ---   ----  ---   ---   ---   --------  ----   ----   -----  ----   ---
    Net realized gain (loss)................    --    1     13   26    13    18       (303)   55     47      37     8    16
  Net unrealized gain (loss)................   (89)  (4)   (47)   2     6    18    (22,932)  129     90    (127)  118    13
                                              ----  ---   ----  ---   ---   ---   --------  ----   ----   -----  ----   ---

    Net realized and unrealized gain
     (loss).................................   (89)  (3)   (34)  28    19    36    (23,235)  184    137     (90)  126    29
                                              ----  ---   ----  ---   ---   ---   --------  ----   ----   -----  ----   ---
    Net increase (decrease) in net assets
     from operations........................  $(69) $23   $(13) $35   $25   $41   $(23,950) $185   $139   $ (84) $131   $34
                                              ====  ===   ====  ===   ===   ===   ========  ====   ====   =====  ====   ===

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                            DGPF
                                               FIDELITY VIP II                         INTERNATIONAL
                                                ASSET MANAGER                              EQUITY
                                                   FOR THE          T. ROWE PRICE         FOR THE
                                                 YEAR ENDED      INTERNATIONAL STOCK     YEAR ENDED
                                                DECEMBER 31,       FOR THE PERIOD       DECEMBER 31,
                                              -----------------       3/10/00*        ----------------
                                              2000   1999  1998      TO 12/31/00      2000  1999  1998
                                              -----  ----  ----  -------------------  ----  ----  ----
INVESTMENT INCOME:
  Dividends.................................  $ 13   $12   $10         $    253       $  8  $ 7   $11

EXPENSES:
  Mortality and expense risk fees...........    --    --    --              254         --   --    --
                                              ----   ---   ---         --------       ----  ---   ---
    Net investment income (loss)............    13    12    10               (1)         8    7    11
                                              ----   ---   ---         --------       ----  ---   ---

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................    30    15    30            1,213          6   --    --
  Net realized gain (loss) from sales of
    investments.............................    --    --    --             (282)        --   --    --
                                              ----   ---   ---         --------       ----  ---   ---
    Net realized gain (loss)................    30    15    30              931          6   --    --
  Net unrealized gain (loss)................   (59)   13     7          (11,135)       (13)  42    18
                                              ----   ---   ---         --------       ----  ---   ---

    Net realized and unrealized gain
     (loss).................................   (29)   28    37          (10,204)        (7)  42    18
                                              ----   ---   ---         --------       ----  ---   ---
    Net increase (decrease) in net assets
     from operations........................  $(16)  $40   $47         $(10,205)      $  1  $49   $29
                                              ====   ===   ===         ========       ====  ===   ===

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SELECT INVESTMENT
                                             CORE EQUITY(A)       GRADE INCOME(A)         MONEY MARKET           EQUITY INDEX
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED             YEAR ENDED
                                              DECEMBER 31,         DECEMBER 31,           DECEMBER 31,           DECEMBER 31,
                                           -------------------  -------------------  -----------------------  -------------------
                                           2000   1999   1998   2000   1999   1998     2000     1999   1998   2000   1999   1998
                                           -----  -----  -----  -----  -----  -----  ---------  -----  -----  -----  -----  -----
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss).........  $   3  $  3   $  4   $ 18   $ 17   $ 15   $   4,464  $ 12   $ 12   $   5  $  5   $  5
    Net realized gain (loss).............     55    45      4     --     --     --          --    --     --      60     1     12
    Net unrealized gain (loss)...........   (111)   78     61      9    (19)     5          --    --     --    (120)   97     94
                                           -----  ----   ----   ----   ----   ----   ---------  ----   ----   -----  ----   ----
    Net increase (decrease) in net assets
     from operations.....................    (53)  126     69     27     (2)    20       4,464    12     12     (55)  103    111
                                           -----  ----   ----   ----   ----   ----   ---------  ----   ----   -----  ----   ----

  FROM POLICY TRANSACTIONS:
    Net premiums.........................     --    --     --     --     --     --     520,962    --     --      --    --     --
    Terminations.........................     --    --     --     --     --     --          --    --     --      --    --     --
    Insurance and other charges..........     --    --     --     --     --     --      (2,284)   --     --      --    --     --
    Transfers between sub-accounts
     (including fixed account), net......     --    --     --     --     --     --    (520,103)   --     --      --    --     --
    Other transfers from (to) the General
     Account.............................     --    --     --     --     --     --      (3,023)   --     --      --    --     --
    Net increase (decrease) in investment
     by Sponsor..........................     --    --     --     --     --     --          --    --     --      --    --     --
                                           -----  ----   ----   ----   ----   ----   ---------  ----   ----   -----  ----   ----
    Net increase (decrease) in net assets
     from policy transactions............     --    --     --     --     --     --      (4,448)   --     --      --    --     --
                                           -----  ----   ----   ----   ----   ----   ---------  ----   ----   -----  ----   ----
    Net increase (decrease) in net
     assets..............................    (53)  126     69     27     (2)    20          16    12     12     (55)  103    111

  NET ASSETS:
    Beginning of year....................    555   429    360    269    271    251         254   242    230     606   503    392
                                           -----  ----   ----   ----   ----   ----   ---------  ----   ----   -----  ----   ----
    End of year..........................  $ 502  $555   $429   $296   $269   $271   $     270  $254   $242   $ 551  $606   $503
                                           =====  ====   ====   ====   ====   ====   =========  ====   ====   =====  ====   ====

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                         SELECT                                     SELECT
                                              GOVERNMENT BOND      AGGRESSIVE GROWTH        SELECT GROWTH      GROWTH AND INCOME
                                                YEAR ENDED             YEAR ENDED            YEAR ENDED           YEAR ENDED
                                               DECEMBER 31,           DECEMBER 31,          DECEMBER 31,         DECEMBER 31,
                                            -------------------  ----------------------  -------------------  -------------------
                                            2000   1999   1998     2000    1999   1998   2000   1999   1998   2000   1999   1998
                                            -----  -----  -----  --------  -----  -----  -----  -----  -----  -----  -----  -----
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)..........  $ 15   $ 15   $ 14   $   (279) $ --   $ --   $  --  $ --   $ --   $   3  $  5   $  5
    Net realized gain (loss)..............    --     --     --      8,440    --     --      77    18      4      81    34      1
    Net unrealized gain (loss)............    10    (14)     4    (30,734)  150     37    (197)  137    133    (137)   37     53
                                            ----   ----   ----   --------  ----   ----   -----  ----   ----   -----  ----   ----
    Net increase (decrease) in net assets
     from operations......................    25      1     18    (22,573)  150     37    (120)  155    137     (53)   76     59
                                            ----   ----   ----   --------  ----   ----   -----  ----   ----   -----  ----   ----

  FROM POLICY TRANSACTIONS:
    Net premiums..........................    --     --     --         --    --     --      --    --     --      --    --     --
    Terminations..........................    --     --     --         --    --     --      --    --     --      --    --     --
    Insurance and other charges...........    --     --     --     (2,452)   --     --      --    --     --      --    --     --
    Transfers between sub-accounts
     (including fixed account), net.......    --     --     --     52,010    --     --      --    --     --      --    --     --
    Other transfers from (to) the General
     Account..............................    --     --     --     10,340    --     --      --    --     --      --    --     --
    Net increase (decrease) in investment
     by Sponsor...........................    --     --     --         --    --     --      --    --     --      --    --     --
                                            ----   ----   ----   --------  ----   ----   -----  ----   ----   -----  ----   ----
    Net increase (decrease) in net assets
     from policy transactions.............    --     --     --     59,898    --     --      --    --     --      --    --     --
                                            ----   ----   ----   --------  ----   ----   -----  ----   ----   -----  ----   ----
    Net increase (decrease) in net
     assets...............................    25      1     18     37,325   150     37    (120)  155    137     (53)   76     59

  NET ASSETS:
    Beginning of year.....................   259    258    240        538   388    351     678   523    386     494   418    359
                                            ----   ----   ----   --------  ----   ----   -----  ----   ----   -----  ----   ----
    End of year...........................  $284   $259   $258   $ 37,863  $538   $388   $ 558  $678   $523   $ 441  $494   $418
                                            ====   ====   ====   ========  ====   ====   =====  ====   ====   =====  ====   ====

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                           SELECT
                                                     SELECT             INTERNATIONAL             SELECT
                                                VALUE OPPORTUNITY          EQUITY          CAPITAL APPRECIATION        SELECT
                                                   YEAR ENDED            YEAR ENDED             YEAR ENDED        EMERGING MARKETS
                                                  DECEMBER 31,          DECEMBER 31,           DECEMBER 31,            PERIOD
                                              ---------------------  -------------------  ----------------------   FROM 3/10/00*
                                               2000    1999   1998   2000   1999   1998     2000    1999   1998     TO 12/31/00
                                              -------  -----  -----  -----  -----  -----  --------  -----  -----  ----------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $  (112) $ --   $  3   $  2   $ --   $  4   $   (758) $ --   $ --       $   (173)
    Net realized gain (loss)................      965    21      1     14     --     --      4,296     1     60            175
    Net unrealized gain (loss)..............   15,402   (38)    13    (56)   107     43     (5,593)   99    (12)       (20,816)
                                              -------  ----   ----   ----   ----   ----   --------  ----   ----       --------
    Net increase (decrease) in net assets
      from operations.......................   16,255   (17)    17    (40)   107     47     (2,055)  100     48        (20,814)
                                              -------  ----   ----   ----   ----   ----   --------  ----   ----       --------

  FROM POLICY TRANSACTIONS:
    Net premiums............................       --    --     --     --     --     --         --    --     --             --
    Terminations............................       --    --     --     --     --     --         --    --     --             --
    Insurance and other charges.............   (3,064)   --     --     --     --     --     (6,979)   --     --         (2,021)
    Transfers between sub-accounts
      (including fixed account), net........   52,010    --     --     --     --     --    130,026    --     --         52,010
    Other transfers from (to) the General
      Account...............................    2,966    --     --     --     --     --     14,053    --     --             10
    Net increase (decrease) in investment by
      Sponsor...............................       --    --     --     --     --     --       (539)   --     --             --
                                              -------  ----   ----   ----   ----   ----   --------  ----   ----       --------
    Net increase (decrease) in net assets
      from policy transactions..............   51,912    --     --     --     --     --    136,561    --     --         49,999
                                              -------  ----   ----   ----   ----   ----   --------  ----   ----       --------
    Net increase (decrease) in net assets...   68,167   (17)    17    (40)   107     47    134,506   100     48         29,185

  NET ASSETS:
    Beginning of year.......................      355   372    355    443    336    289        494   394    346             --
                                              -------  ----   ----   ----   ----   ----   --------  ----   ----       --------
    End of year.............................  $68,522  $355   $372   $403   $443   $336   $135,000  $494   $394       $ 29,185
                                              =======  ====   ====   ====   ====   ====   ========  ====   ====       ========


                                                   SELECT
                                              STRATEGIC GROWTH
                                                   PERIOD
                                               FROM 3/10/00*
                                                TO 12/31/00
                                              ----------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............      $   (266)
    Net realized gain (loss)................         1,151
    Net unrealized gain (loss)..............       (18,378)
                                                  --------
    Net increase (decrease) in net assets
      from operations.......................       (17,493)
                                                  --------
  FROM POLICY TRANSACTIONS:
    Net premiums............................            --
    Terminations............................            --
    Insurance and other charges.............        (2,373)
    Transfers between sub-accounts
      (including fixed account), net........        52,010
    Other transfers from (to) the General
      Account...............................             3
    Net increase (decrease) in investment by
      Sponsor...............................            --
                                                  --------
    Net increase (decrease) in net assets
      from policy transactions..............        49,640
                                                  --------
    Net increase (decrease) in net assets...        32,147
  NET ASSETS:
    Beginning of year.......................            --
                                                  --------
    End of year.............................      $ 32,147
                                                  ========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              FIDELITY VIP         FIDELITY VIP                                  FIDELITY VIP
                                               HIGH INCOME         EQUITY-INCOME       FIDELITY VIP GROWTH         OVERSEAS
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED             YEAR ENDED
                                              DECEMBER 31,         DECEMBER 31,           DECEMBER 31,           DECEMBER 31,
                                           -------------------  -------------------  -----------------------  -------------------
                                           2000   1999   1998   2000   1999   1998     2000     1999   1998   2000   1999   1998
                                           -----  -----  -----  -----  -----  -----  ---------  -----  -----  -----  -----  -----
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss).........  $ 20   $ 26   $ 21   $  7   $  6   $  5   $   (715)  $  1   $  2   $   6  $  5   $  5
    Net realized gain (loss).............    --      1     13     26     13     18       (303)    55     47      37     8     16
    Net unrealized gain (loss)...........   (89)    (4)   (47)     2      6     18    (22,932)   129     90    (127)  118     13
                                           ----   ----   ----   ----   ----   ----   --------   ----   ----   -----  ----   ----
    Net increase (decrease) in net assets
     from operations.....................   (69)    23    (13)    35     25     41    (23,950)   185    139     (84)  131     34
                                           ----   ----   ----   ----   ----   ----   --------   ----   ----   -----  ----   ----

  FROM POLICY TRANSACTIONS:
    Net premiums.........................    --     --     --     --     --     --         --     --     --      --    --     --
    Terminations.........................    --     --     --     --     --     --         --     --     --      --    --     --
    Insurance and other charges..........    --     --     --     --     --     --     (6,502)    --     --      --    --     --
    Transfers between sub-accounts
     (including fixed account), net......    --     --     --     --     --     --    130,026     --     --      --    --     --
    Other transfers from (to) the General
     Account.............................    --     --     --     --     --     --     10,624     --     --      --    --     --
    Net increase (decrease) in investment
     by Sponsor..........................    --     --     --     --     --     --       (715)    --     --      --    --     --
                                           ----   ----   ----   ----   ----   ----   --------   ----   ----   -----  ----   ----
    Net increase (decrease) in net assets
     from policy transactions............    --     --     --     --     --     --    133,433     --     --      --    --     --
                                           ----   ----   ----   ----   ----   ----   --------   ----   ----   -----  ----   ----
    Net increase (decrease) in net
     assets..............................   (69)    23    (13)    35     25     41    109,483    185    139     (84)  131     34

  NET ASSETS:
    Beginning of year....................   307    284    297    418    393    352        677    492    353     437   306    272
                                           ----   ----   ----   ----   ----   ----   --------   ----   ----   -----  ----   ----
    End of year..........................  $238   $307   $284   $453   $418   $393   $110,160   $677   $492   $ 353  $437   $306
                                           ====   ====   ====   ====   ====   ====   ========   ====   ====   =====  ====   ====

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                               DGPF
                                                FIDELITY VIP II                            INTERNATIONAL
                                                 ASSET MANAGER        T. ROWE PRICE           EQUITY
                                                  YEAR ENDED       INTERNATIONAL STOCK      YEAR ENDED
                                                 DECEMBER 31,            PERIOD            DECEMBER 31,
                                              -------------------     FROM 3/10/00*     -------------------
                                              2000   1999   1998       TO 12/31/00      2000   1999   1998
                                              -----  -----  -----  -------------------  -----  -----  -----
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $ 13   $ 12   $ 10        $      (1)      $  8   $  7   $ 11
    Net realized gain (loss)................    30     15     30              931          6     --     --
    Net unrealized gain (loss)..............   (59)    13      7          (11,135)       (13)    42     18
                                              ----   ----   ----        ---------       ----   ----   ----
    Net increase (decrease) in net assets
     from operations........................   (16)    40     47          (10,205)         1     49     29
                                              ----   ----   ----        ---------       ----   ----   ----

  FROM POLICY TRANSACTIONS:
    Net premiums............................    --     --     --               --         --     --     --
    Terminations............................    --     --     --               --         --     --     --
    Insurance and other charges.............    --     --     --           (2,286)        --     --     --
    Transfers between sub-accounts
     (including fixed account), net.........    --     --     --           52,010         --     --     --
    Other transfers from (to) the General
     Account................................    --     --     --               10         --     --     --
    Net increase (decrease) in investment by
     Sponsor................................    --     --     --               --         --     --     --
                                              ----   ----   ----        ---------       ----   ----   ----
    Net increase (decrease) in net assets
     from policy transactions...............    --     --     --           49,734         --     --     --
                                              ----   ----   ----        ---------       ----   ----   ----
    Net increase (decrease) in net assets...   (16)    40     47           39,529          1     49     29

  NET ASSETS:
    Beginning of year.......................   398    358    311               --        356    307    278
                                              ----   ----   ----        ---------       ----   ----   ----
    End of year.............................  $382   $398   $358        $  39,529       $357   $356   $307
                                              ====   ====   ====        =========       ====   ====   ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Group VEL Account (Group VEL) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on November 13, 1996 (initial investment by the Company occurred on May 1, 1995), for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain flexible premium variable life insurance policies issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Group VEL are clearly identified and distinguished from the other assets and liabilities of the Company. Group VEL cannot be charged with liabilities arising out of any other business of the Company.

    Group VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Group VEL currently offers forty-four Sub-Accounts of which 20 had investment activity during the year. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (AIT) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS), an indirect wholly-owned subsidiary of the Company; or of the Fidelity Variable Insurance Products Fund (Fidelity VIP) or the Fidelity Variable Insurance Products Fund II (Fidelity VIP II), all of which are managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of The Delaware Group Premium Fund (DGPF) managed by Delaware Management Company or Delaware International Advisers Ltd.; or of AIM Variable Insurance Funds (AVIF) managed by A I M Advisors, Inc.; or of The Alger American Fund (Alger) managed by Fred Alger Management, Inc.; or of Alliance Variable Products Series Fund (Alliance), managed by Alliance Capital Managment, L.P.; or of Franklin Templeton Variable Insurance Products Trust (FT VIP) managed by Templeton Investment Counsel, Inc. . AIT, Fidelity VIP, Fidelity VIP II, T. Rowe Price, DGPF, AVIF, Alger, Alliance, and FT VIP (the Funds) are open-end, management investment companies registered under the 1940 Act.

    Effective May 1, 2000, AIT Investment Grade Income Fund was renamed Select Investment Grade Income Fund and AIT Growth Fund was renamed Core Equity Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by Group VEL Account in the preparation of its financial statements.

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Group VEL. Therefore, no provision for income taxes has been charged against Group VEL.

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 2000 were as follows:

                                                              PORTFOLIO INFORMATION
                                                       ------------------------------------
                                                                                  NET ASSET
                                                       NUMBER OF     AGGREGATE      VALUE
INVESTMENT PORTFOLIO                                     SHARES        COST       PER SHARE
--------------------                                   ----------   -----------   ---------
Core Equity(a).......................................        187    $       430    $ 2.688
Select Investment Grade Income(a)....................        273            291      1.086
Money Market.........................................        270            270      1.000
Equity Index.........................................        167            330      3.299
Government Bond......................................        271            279      1.051
Select Aggressive Growth.............................     17,885         68,308      2.117
Select Growth........................................        252            363      2.214
Select Growth and Income.............................        309            401      1.428
Select Value Opportunity.............................     34,996         53,062      1.958
Select International Equity..........................        226            245      1.782
Select Capital Appreciation..........................     63,619        140,365      2.122
Select Emerging Markets..............................     36,990         50,001      0.789
Select Strategic Growth..............................     47,068         50,525      0.683
Fidelity VIP High Income.............................         29            322      8.180
Fidelity VIP Equity-Income...........................         18            318     25.520
Fidelity VIP Growth..................................      2,524        132,749     43.650
Fidelity VIP Overseas................................         18            303     19.990
Fidelity VIP II Asset Manager........................         24            355     16.000
T. Rowe Price International Stock....................      2,623         50,664     15.070
DGPF International Equity............................         20            250     17.940

(a) Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by Rider, and a monthly administrative charge. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a monthly charge of up to 0.90% per annum based on the average daily net asset value of each certificate (certificate value) in each Sub-Account for mortality and expense risks. This charge may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% per annum. During the first 10 policy years, the Company may charge up to 0.25% per annum based on the certificate value in each Sub-Account for separate account administrative expenses. For the years ended December 31, 2000, 1999, and 1998, there were no separate account administrative expenses applicable to Group VEL.

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

    Allmerica Investments, Inc. (Allmerica Investments), an indirect wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Group VEL, and does not receive any compensation for sales of Group VEL policies. Commissions are paid to registered representatives of Allmerica Investments and to independent broker-dealers by the Company. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Group VEL satisfies the current requirements of the regulations, and it intends that Group VEL will continue to meet such requirements.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Group VEL during the year ended December 31, 2000 were as follows:

INVESTMENT PORTFOLIO                                           PURCHASES      SALES
--------------------                                          -----------   ----------
Core Equity(a)..............................................  $        58   $       --
Select Investment Grade Income(a)...........................           18           --
Money Market................................................      528,559      528,543
Equity Index................................................           65           --
Government Bond.............................................           15           --
Select Aggressive Growth....................................       71,731        2,731
Select Growth...............................................           77           --
Select Growth and Income....................................           84           --
Select Value Opportunity....................................       55,748        3,395
Select International Equity.................................           16           --
Select Capital Appreciation.................................      148,560        8,279
Select Emerging Markets.....................................       52,824        2,242
Select Strategic Growth.....................................       53,360        2,638
Fidelity VIP High Income....................................           20           --
Fidelity VIP Equity-Income..................................           33           --
Fidelity VIP Growth.........................................      140,725        7,933
Fidelity VIP Overseas.......................................           43           --
Fidelity VIP II Asset Manager...............................           43           --
T. Rowe Price International Stock...........................       53,477        2,531
DGPF International Equity...................................           14           --
                                                              -----------   ----------
  Total.....................................................  $ 1,105,470   $  558,292
                                                              ===========   ==========

(a) Name changed. See Note 1.

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 -- ACCOUNTING PRONOUNCEMENTS

    In November of 2000, a revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide, Audits of Investment Companies, was issued and effective for fiscal years beginning after December 15, 2000. The impact of this guide is not considered to be significant.